UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
30 April 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Dividend Value Fund	FFEIX	FFECX	FEISX	FFEFX	FAQIX
Nuveen Mid Cap Value Fund	FASEX	FACSX	FMVSX	FMVQX	FSEIX
Nuveen Small Cap Value Fund	FSCAX	FSCVX	FSVSX	FSCWX	FSCCX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 22, 2021

Portfolio Managers’
Comments
Nuveen Dividend Value Fund
Nuveen Mid Cap Value Fund
Nuveen Small Cap Value Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Dividend Value Fund. David assumed portfolio management responsibilities in 2015 and Evan joined the portfolio management team for the Fund in 2019.
Karen Bowie, CFA, is the portfolio manager for the Nuveen Mid Cap Value Fund and the Nuveen Small Cap Value Fund. Karen assumed portfolio management responsibilities for the Nuveen Mid Cap Value Fund in 2012 and the Nuveen Small Cap Value Fund in 2006. David Johnson, CFA, joined the portfolio management team for the Nuveen Small Cap Value Fund in 2017.
On April 27, 2020, the Board of Trustees of Nuveen Investment Trust and Nuveen Investment Funds, Inc. approved the reorganization of the Nuveen Large Cap Value Fund (the “Target Fund”), into the Nuveen Dividend Value Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. The reorganization was completed after the close of business on December 4, 2020.
Here the portfolio management team discusses key investment strategies and the Funds performance for the the six-month reporting period ended April 30, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
Nuveen Dividend Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Lipper Equity Income Funds Classification Average and underperformed the Russell 1000® Value Index during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund’s investment objective is long-term growth of capital and income. During the reporting period, the portfolio management team continued to implement the Fund’s disciplined investment strategy. The Fund seeks to achieve consistent, long-term outperformance with lower volatility by building and managing a diversified portfolio of stocks with a focus on attractively valued companies with above average current income or dividend growth. The Fund uses an integrated, multi-perspective research and analysis approach that involves a team of portfolio managers, fundamental research analysts and quantitative analysts. The Fund’s holdings exhibit attractive valuations and identifiable catalysts that may offer the potential for future stock appreciation. The Fund is also actively managed in an effort to minimize distributed capital gains and maximize after tax returns using a typical investment horizon of at least two to three years. The portfolio management team adheres to portfolio guidelines to manage volatility and maintain diversification, generally selling a security if it no longer is expected to meet dividend growth or price appreciation expectations or if a better alternative in the marketplace.
Relative to the Russell 1000® Value Benchmark, the Fund saw favorable results from security selection in the information technology, energy and consumer staples sectors, while an overweight position in financials and an underweight in consumer staples also aided results. The Fund’s underperformance versus the Russell 1000® Value benchmark was primarily the result of allocation effect, including overweight positions in the weaker performing utilities and health care sectors and an underweight in the strongest performing energy sector. Stock selection in the industrial, health care and utilities sectors also detracted.
In the technology sector, two semiconductor firms led the Fund’s favorable performance. The first, capital equipment company Applied Materials Inc., posted a strong quarterly earnings report and better-than-expected guidance driven by increased demand for semiconductors. Management believes Applied Materials should benefit from secular tailwinds within capital equipment given the semiconductor shortages across supply chains. This, combined with the opportunity to expand margins in the near to medium term, provides additional confidence that the fundamental strength will persist. The Fund continued to hold Applied Materials.
The Fund also benefited from Taiwan Semiconductor Manufacturing Co. Ltd., the largest semiconductor producer in the world. The company reported a strong third quarter 2020 and again raised its growth outlook. Taiwan Semiconductor is a multi-national semiconductor contract manufacturing and design company and is also levered to long-term growth in technology such as 5G, cloud computing and autonomous driving. However, following the company’s strong share price gains in February 2021, the Fund sold the position.
In the financial sector, the Fund benefited from positions in Morgan Stanley, Discover Financial Services and Citigroup Inc. As a group, consumer finance and bank stocks rallied based on the positive vaccine developments, a steepening yield curve, improving prospects for reserve releases and the return of share buybacks in 2021. Morgan Stanley reported earnings with strength across each of its busi-

ness segments. Management believes the company’s strong earnings over the past four quarters and excess capital provide one of the more favorable potential capital return profiles in 2021. Discover Financial posted lower-than-expected provisioning on top of better-than-expected revenues and expenses. The company’s card portfolio has started to stabilize and credit metrics such as net charge-offs and delinquencies are trending in the right direction. Citigroup, which delivered a solid earnings quarter and provided lower-than-expected expense guidance, trades at a compelling relative valuation compared to its peers. Citigroup’s diverse geographic exposure positions the company to benefit from a global recovery. Given the strong outlook for the financial industry and the broader economy, the Fund maintained positions in all three companies.
While the Fund’s underweight in the energy sector weighed on performance, stock selection was positive led by a position in Devon Energy Corporation. Shares rose during the reporting period as management noted continued progress toward the closing of Devon’s all stock “merger of equals” with WPX Energy announced in the third quarter 2020. The deal, which closed in early January 2021, has created a leading U.S. energy producer, still named Devon Energy, with premium acreage in the Delaware Basin. The Fund sold this position in February 2021 in order to purchase Whirlpool Corporation in the consumer discretionary sector, another cyclical name that is believed to have better fundamental opportunities and long-term catalysts.
Also in the energy sector, the Fund benefited from a position in Pioneer Natural Resources Company. Shares rose for much of the reporting period as vaccine distribution ramped up, oil prices improved on better demand and lower production, and investor sentiment favored energy as a re-opening play. Given the company’s strong free cash flow potential, solid balance sheet and commitment to returning capital to shareholders, the Fund continues to hold this stock.
In the consumer discretionary sector, Travel + Leisure Co., formerly Wyndham Destinations, outperformed. Wyndham acquired the Travel + Leisure brand from Meredith Corp. early in 2021 and re-branded itself. The company provides vacation and travel experiences and services to consumers through vacation ownership, exchanges and subscription travel brands. Travel + Leisure has been a re-opening beneficiary as vaccine distribution has increased steadily and the travel industry sees clear signs of pent-up demand. Although variants of COVID-19 will continue to pose a risk, further vaccination distribution, positive momentum in employment and additional stimulus will drive more improvements in travel trends. The Fund continued to hold Travel + Leisure in the portfolio.
The utilities sector was the Fund’s weakest performing area due to the overweight, as well as positions in American Electric Power Company Inc. and Entergy Corporation. The market’s preference for re-opening opportunities and the threat of higher interest rates weighed on sentiment in the sector despite solid earnings reports by both companies. American Electric is an attractive defensive utility that trades at a relative discount to the sector. The company has a compelling mix of catalysts including the potential divestment of its Kentucky Power utility in the short to medium term and the potential to build out additional renewable capacity in the long term. The Fund continues to hold the stock. On the other hand, Entergy outperformed utility peers for most of 2020 and moved from a valuation discount to a premium relative to the rest of the sector. As such, the Fund exited its position in Entergy during the reporting period to invest in better opportunities for multiple expansion in the sector.
In the health care sector, positions in AstraZeneca PLC, Humana Inc., Cigna Corporation and Anthem Inc. weighed on results. Shares of AstraZeneca were volatile throughout the reporting period due to challenges surrounding its COVID-19 vaccine as European regulators linked it to unusual blood clots. The company also announced the purchase of Alexion Pharmaceuticals, which weighed on the stock as well. Despite the weakness, the Fund continues to hold AstraZeneca given the company’s sales and earnings growth potential over the next five years, which is well ahead of its peers.
Health care insurance provider Humana underperformed the market and peers despite posting strong quarterly results, providing initial 2021 earnings guidance ahead of its long-term target and indicating a favorable outlook on non-COVID utilization. Although Humana is a clean fundamental story, the stock trades at a healthy premium to most of its peers that have more room for multiple expansion and a better line up of catalysts currently. The Fund has exited its position in Humana.
Managed care names Cigna and Anthem also underperformed for the Fund, mainly due to the timing of the Fund’s purchases. The Fund initiated positions in both companies after their shares rallied in early November 2020. The Fund continues to hold Cigna, given the strength of the combined Cigna/Express Scripts business model, and Anthem for its leading market share in commercial licensed Blue Cross/Blue Shield markets and attractive capital return.

Portfolio Managers’ Comments (continued)
In the industrials sector, shares of Stanley Black & Decker Inc. lagged other peers despite a strong backdrop. Management raised guidance in December 2020 based on stronger-than-expected global tools demand, particularly in U.S. retail. The strength in the tools and storage business drove sales and earnings in both the company’s fourth quarter 2020 and first quarter 2021 earnings reports. Management was able to control expenses leading to expanded operating margins above consensus. The Fund continued to own Stanley Black & Decker given the strength in power tools demand, favorable deal dynamics and the longer-term outlook in the outdoor power segment.
In the consumer staples sector, Walmart Inc. was a source of weakness as shares traded down following quarterly results and an annual investor day, where strong sales growth was overshadowed by an earnings per share miss and disappointing fiscal year 2022 guidance. On the positive side, management detailed additional investments aimed at furthering the company’s omni-channel leadership amid rapidly shifting consumer behavior. Management expects these investments to yield income growth ahead of sales growth in the medium term. The investments will focus on supply chain, technology and automation among other things. While the Fund reduced exposure for better near-term opportunities, the Fund remained modestly overweight in Walmart given its attractive yield and quality fundamentals.
Nuveen Mid Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the Russell Midcap® Value Index and underperformed the Lipper Mid-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2020, the range of the index was $557 million to $48 billion. During the reporting period, the portfolio management team continued to implement the Fund’s investment process of selecting mid-cap companies that were undervalued relative to other companies in the same industry or market. These companies demonstrated or are expected to demonstrate improving fundamentals and have an identifiable catalyst that could close the gap between market value and our perception of fair value. The portfolio management team looks for companies that generate strong free cash flow, which allows them to pay down debt, increase dividends, repurchase shares or engage in merger and acquisition (M&A) activities. At the same time, portfolio management can identify a short- or long-term catalyst to track and monitor over time, which may potentially propel each stock to realize its value. Generally, the Fund will sell a holding if the stock price reaches its target, the company’s fundamentals or competitive position significantly deteriorate or if a better alternative exists in the marketplace.
The Fund’s outperformance versus the Russell Midcap® Value Index was primarily the result of strong stock selection in the financial, industrial, real estate, consumer discretionary and energy sectors. An underweight position in the weaker performing utilities sector and an overweight in the strongly performing financial sector also aided results.
The financial sector was the strongest performing area of the Fund, led by positions in several regional banks as the 10-year Treasury yield rose 77 basis points during the reporting period and the yield curve steepened. This signaled a more optimistic economic profile, which investors believed would benefit banks with solid lending capabilities. The standout performer in the group was New York based Signature Bank. Shares rallied in part due to increasing adoption of digital currencies, which Signature Bank benefits from with its Signet payment platform. Fourth quarter 2020 earnings results were also well ahead of expectations, driven by below forecasted provisioning and better fee income. Given the company’s strong underlying trends and large investments in new technologies, the Fund continued to own shares in Signature Bank, but took advantage of the rally to trim the its position.

Western Alliance Bancorp, is a Western U.S. focused regional bank known for its strong loan growth and deposit gathering ability. The bank topped fourth quarter 2020 earnings estimates as strong credit trends allowed for negative provisioning. Asset quality improved and returned to pre-COVID-19 crisis levels while expenses remained well controlled. Western Alliance also announced an accretive acquisition that should benefit earnings growth near term. The Fund continues to own Western Alliance Bancorp.
California based East West Bancorp Inc. also benefited from the general rally in banking names. The company’s fourth quarter 2020 and first quarter 2021 earnings results came in better than expected due to lower provisioning. Asset quality also showed a noticeable improvement with declines in deferrals, criticized and classified loans. East West Bancorp’s deposit growth remained robust and outpaced loan growth, despite strength in its mortgage segment. The Fund continued to maintain a position.
The industrials sector also contributed favorably in the Fund’s portfolio, reversing the negative trend from the previous reporting period. Industrial machinery and aerospace manufacturer Crane Company was a standout performer from the group. Shares rallied following third quarter 2020 operating results that were ahead of consensus. Revenue, cash flow and earnings all beat expectations driven by better-than-expected results across all segments. Despite end market headwinds, management raised its fiscal year guidance. Given the company’s valuation and improving outlook, the Fund continued to own Crane shares.
Also in industrials sector, Alaska Air Group Inc. benefited from better airline industry trends. Although demand trends are still negative, they are improving as vaccine rollouts and easing COVID-19 restrictions have allowed for more travel. Alaska Air’s earnings results came in ahead of expectations with the company inflecting to cash positive in March 2021 with expectations to break even in the second quarter 2021 and to be profitable in the third quarter 2021. The Fund continued to own Alaska Air given its geographical footprint, strong balance sheet and lower cost profile compared to larger carriers.
In the consumer discretionary sector, Travel + Leisure Co., formerly Wyndham Destinations, outperformed. Wyndham acquired the Travel + Leisure brand from Meredith Corp. early in 2021 and re-branded itself. The company provides vacation and travel experiences and services to consumers through vacation ownership, exchanges and subscription travel brands. Travel + Leisure has been a re-opening beneficiary as vaccine distribution has increased steadily and the travel industry sees clear signs of pent-up demand. Although variants of the COVID-19 will continue to pose a risk, further vaccination distribution, positive momentum in employment and additional stimulus will likely drive more improvements in travel trends. Therefore, the continued to hold Travel + Leisure in the portfolio.
Also, shares of casino operator MGM Resorts International rallied based on reopening trends. The company continued to demonstrate sequential improvement throughout the reporting period as travel demand picked up due to better-than-expected vaccine deployment. Las Vegas weekend room occupancy led the improvement, while regional casino demand gains were more modest and in line with the general industry. Although Las Vegas weekday and convention business has yet to show recovery, MGM’s management was encouraged by bookings trends into the second quarter 2021 and expects room rates to inflect positive year over year later this summer. Given the faster-than-expected improvement, earnings results came in better than expected. The Fund continued to own MGM Resorts due to these favorable trends and outlook.
Given the strong advance in oil prices during the reporting period, two of the Fund’s oil and gas exploration and production holdings experienced significant share price rallies, Oklahoma based WPX Energy Inc. and Texas based Concho Resources Inc. Although WPX Energy reported oil production and natural gas realizations below consensus, overall financial results were ahead of consensus, driven by strong results in the Delaware Basin and improving costs. Management guided to a strong fourth quarter 2020 operating outlook with oil production ahead of consensus and noted continued progress toward the closing of the merger with Devon Energy that was announced in the third quarter 2020. Given the strong advance, the Fund exited WPX Energy before the end of the reporting period. ConocoPhillips announced a deal in October 2020 to purchase Concho Resources in an all stock transaction that closed in mid-January 2021. The Fund sold its Concho Resources position in January 2021 prior to the deal closing because the roughly $60 billion value of the combined enterprise is significantly outside our benchmark parameters.
The Fund experienced weaker results from security selection in the information technology and health care sectors. Several technology holdings in particular detracted from relative performance as part of the broader rotation into more cyclical industries. Shares of cyber security software provider Check Point Software Technologies Ltd. sold off following the company’s fourth quarter 2020 earnings report. Quarterly results were strong with billings, revenue and earnings all beating expectations as the company continues to benefit

Portfolio Managers’ Comments (continued)
from growth in cyber security spending. However, fiscal year guidance was below expectations based on increased expenses and currency headwinds plus increased investment in sales and marketing weighing on 2021 earnings expectations. The Fund continued to own Check Point given the company’s sound fundamentals and attractive capital allocation profile.
Synopsys Inc., a software provider for the semiconductor industry, detracted from relative performance following strong performance in 2020. Shares sold off after the company’s first quarter 2021 earnings report, despite above consensus results with revenue, margins and earnings exceeding expectations. Management reiterated fiscal year guidance and quarterly guidance was slightly ahead of expectations. Due to the strong fundamental backdrop, the Fund continued to own Synopsys.
Domain name registry service provider VeriSign Inc. also detracted from performance within the technology sector. The company reported fourth quarter 2020 earnings and revenue ahead of expectations on solid new domain registrations, offset somewhat by a lower renewal rate in China. Cash flow and margin guidance for 2021 was also weaker than expected. Additionally, management announced price increases for “.com” domains starting in the back half of 2021. Despite the price pullback during the reporting period, the Fund continued to maintain its position in VeriSign.
The Fund initiated a position in semiconductor manufacturer Marvell Technology Inc. in late 2020 and the shares came under pressure following fourth quarter 2020 earnings results. Despite supply chain tightness, revenue for the fourth quarter 2020 exceeded expectations due to stronger revenue in the company’s storage segment, which was slightly offset by weakness in networking. Earnings were in line with expectations and guidance was also largely in line to slightly ahead of expectations. Although Marvell offered a stronger outlook forecast, investors were expecting more and shares sold off as a result. The Fund continued to own this stock at the end of the reporting period.
In the health care sector, shares of managed health care provider Centene Corporation detracted from relative performance as the managed care industry lagged health care more broadly. The company reported mostly in line third quarter 2020 results while guidance was increased moderately above consensus due to a favorable tax settlement. However, management’s commentary was cautious regarding 2021, which led the shares to underperform. Given the company’s strong profitability and discount valuation to peers, the Fund increased its exposure in Centene during the reporting period.
The Fund also experienced weak results from clinical laboratory company Quest Diagnostics Inc. The company’s fourth quarter 2020 results were ahead of expectations and updated guidance, while forward looking guidance was in line with expectations. Although Quest’s core business slowed down late in the fourth quarter 2020 due to higher COVID-19 cases, this trend was offset by increased COVID testing. Despite the higher testing and longer term upside in the company’s core business, shares largely underperformed for most of the reporting period. The Fund sold its position in Quest Diagnostics in March 2021 prior to the company’s first quarter 2021 earnings report and subsequent share price rally.
The entire utilities sector struggled during the reporting period as investors rotated out of defensive companies into more cyclical and reopening companies. The Fund’s position in electric and gas provider Public Service Enterprise Group Inc. was no exception despite reporting fourth quarter 2020 earnings results that were largely in line with expectations. Forward guidance for fiscal year 2021 was slightly below expectations as the company’s legacy nuclear business remains pressured by commodity price headwinds. The company remains on track for fossil fuel asset sales. The Fund continued to own Public Service, but reduced its exposure during the reporting period.
Power generation and distribution company CenterPoint Energy Inc. detracted from performance due in large part to weakness in the broader utilities sector. Shares rallied early in the reporting period following third quarter 2020 earnings that were ahead of expectations. CenterPoint Energy also raised its 2020 guidance and its updated long-term annual growth projection. Following the initial rally, the shares sold off as investors rotated out of the sector into more cyclical companies. The Fund continued to own this stock.
Finally, in the consumer discretionary sector, shares of electronics retailer Best Buy Company Inc. detracted from relative performance. The stock was a relative outperformer earlier in 2020 but came under pressure following third quarter 2020 earnings results. The company reported above consensus revenue and earnings. However, Best Buy management did not issue guidance given uncertainty in demand and warned of headwinds from higher shipping costs, inventory challenges and margin headwinds during the holiday season. Given the longer-term growth prospects, the Fund continued to own Best Buy.

Nuveen Small Cap Value Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2020, the range of the index was $41 million to $12.4 billion. During the reporting period, the portfolio management team continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets. While targeting companies with sound business models and strong competitive advantages that can gain market share opportunistically in the current environment and remain committed to its approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Equity markets hit record levels during the reporting period amid low central bank interest rates, fiscal stimulus, vaccine launches, declining COVID-19 cases and higher-than-expected corporate earnings, which heightened expectations for a faster global economic recovery. The economic recovery stoked a rally into value, small-cap, mid-cap and emerging market stocks. The Russell 2000® Value Index outperformed its growth counterpart by more than 20% during the reporting period, helping to correct some of last year’s gap in valuations between small-cap growth and small-cap value stocks across all sectors.
The Fund’s underperformance versus the benchmark was primarily the result of stock selection in the consumer discretionary, health care, materials and information technology sectors. Although the Fund’s consumer discretionary holdings provided strong absolute performance driven by expectations for economic recovery and additional stimulus, they collectively fell short of more highly speculative stocks in the index on a relative basis. During the reporting period, posts on social media platforms such as Reddit drove orchestrated moves by networked retail investors in several heavily shorted, controversial names, which greatly influenced the benchmark’s return. As a result, shares of companies like GameStop Corp., a videogame specialty retailer, rose to stratospheric levels, significantly impacting the relative performance of small-cap value and core managers. The Fund did not own GameStop or these other speculative names due to our disciplined investment process, which negatively impacted its relative performance versus the benchmark. Although some of this retail trading activity continued throughout February and March 2021, the market eventually shifted back to a focus on fundamentals as companies reported earnings results and business outlooks.
Elsewhere in the consumer discretionary sector, the Fund’s position in furniture manufacturer and retailer La-Z-Boy Inc. underperformed despite posting in line quarterly reports. Management lowered guidance earlier in 2021 due to supply chain backlogs, which have negatively impacted revenues. Although the company’s order trends have remained strong and momentum continued, the inability to get products into the hands of its clients and retailers has impacted bottom line results. The Fund remained invested in La-Z-Boy because these supply chain issues are being corrected quickly. Also, management is preparing for higher manufacturing production to provide the much needed products given strong demand.
In the health care sector, AMN Healthcare Services Inc., a provider of nurse and medical practitioner staffing, detracted from performance. The company experienced a modest decline from peak trends in December 2020 as demand for nursing due to the COVID-19 crisis has trended downward near term. However, the Fund maintained its position given turnover trends in hospital staffing due to burnout.

Portfolio Managers’ Comments (continued)
In the consumer staples sector, a position in Hostess Brands Inc., the manufacturer and seller of baked goods, detracted during the reporting period. Shares underperformed given the company’s defensive characteristics in a strong market environment. Hostess Brands produced solid sales and earnings trends during the fourth quarter 2020 while raising guidance. The Fund maintained this position.
In the information technology sector, a position in Radware Ltd. detracted from performance. This provider of global applications security solutions for virtual and cloud centers saw some profit taking after shares had previously risen due to increased spending expectations from the SolarWinds data breach. The company’s most recent quarterly report provided mixed results. Although Radware posted a revenue increase fueled by strength in cloud services and product subscriptions, its earnings were at the low end of guidance. However, the stock still looked attractive because it trades at a discount to its peers despite the company’s strong balance sheet, improving top-line growth and subscription penetration. Therefore, the Fund remained invested in the stock. Also in the information technology sector, TTM Technologies Inc., a leading printed circuit board manufacturer with diverse end markets, detracted from performance. Although revenue has remained above expectations, margins have been under pressure due to COVID-19 crisis related productivity and material costs. Valuations remained attractive for this stock given the strength of its markets and revenue outlook. The Fund maintains a position in TTM Technologies.
On the other hand, the Fund benefited from favorable stock selection in the financial, energy, industrial and utilities sectors. An underweight in the weaker performing utilities sector was also helpful. The financial sector was by far the strongest performing area of the Fund, led by positions in several regional banks as the 10-year Treasury yield rose 77 basis points during the reporting period and the yield curve steepened. This signaled a more optimistic economic profile, which investors believed would benefit banks with solid lending capabilities. The standout performer in the group was Western Alliance Bancorp, a Western U.S. focused regional bank that is known for its strong loan growth and deposit gathering ability. The Fund also saw favorable results from Pinnacle Financial Partners Inc., a Southeastern U.S. focused bank (Tennessee, North and South Carolina, Virginia and Georgia) that exhibited strong lending and fee generation ability. Preferred Bank, an asset sensitive California focused regional bank, also benefited from improving core loan growth trends. Investors rewarded these stocks because they believed that vaccine distribution would lead to more favorable credit scenarios and profitability metrics for banks that have strong loan loss reserves and improving end markets. Western Alliance also announced an accretive acquisition during the reporting period that should benefit earnings growth near term. The Fund maintained positions in all three regional bank stocks at end of the reporting period.
The energy sector was another strongly performing sector in the Fund led by two exploration and production (E&P) companies: Magnolia Oil & Gas Corp., which focuses predominately in the Eagle Ford Shale and Permian basins, and Matador Resources Company, which is Permian focused. Broadly speaking, oil markets performed well driven by the Organization of the Petroleum Exporting Countries (OPEC) discipline in reducing production capacity amid the pandemic and general increases in oil demand as COVID-19 crisis related slowdowns gradually improved. These two developments reduced oil and gas in storage and created a more balanced supply and demand profile that will aid in better pricing for E&P companies. During the reporting period, Magnolia Oil & Gas reported very strong results with production and free cash flow trends exceeding market expectations. Management also announced the company’s intension to initiate a regular dividend payment to shareholders starting in mid-2021, along with share repurchases with excess free cash flow. Due to the improving oil market dynamics along with Magnolia’s strong balance sheet and operating trends, the Fund remains invested. Matador Resources also announced a strong quarter in which higher production volumes were met with lower capital expenditure requirements, resulting in solid free cash flow generation. Given the strong acreage footprint of the company, improving oil market dynamics and strong operating trends, the Fund remained invested in Matador Resources.
Security selection was also strong overall in the industrial sector led by a position in Korn Ferry, a global organizational consulting firm specializing in organizational strategy, talent acquisition, rewards, benefits and leadership development. Although the company was negatively affected by the general economic slowdown brought on by the COVID-19 crisis, it has rebounded at a much faster pace and to a higher degree than originally anticipated. Korn Ferry’s management team has worked to diversify the business, which was evident during this most recent downturn as the decline in operating fundamentals was much lower than previous recessions. In the company’s most recent quarterly earnings release, management outlined expectations that were 40% better than what the market was anticipating, driven by a combination of the diversification efforts, deepening relationships within the company’s current customer base and disciplined expense initiatives. The Fund continued to hold the position in Korn Ferry at the end of the reporting period given the bullish outlook and attractive valuation.

Also in the industrials sector, the Fund benefited from a position in SP Plus Corporation, a provider of parking, transportation, facility maintenance and event logistical services to commercial, municipal and aviation clients. After underperforming in the previous reporting period, the company posted a sharp rebound and third quarter 2020’s results showed revenues, cash flow and earnings all exceeding market expectations. The positive vaccine related announcements also had a favorable impact on shares. SP Plus is benefiting greatly from the re-opening of the economy as many of its services are beginning to be utilized once again, resulting in fundamentals rebounding even further. The company’s valuation remained attractive and the Fund continued to hold its position in SP Plus.
TFI International Inc., a provider of freight transportation and logistical services, also performed well in the industrials area. The transportation market, and trucking specifically, is operating near full capacity given the rapid shift in consumer purchasing patterns to e-commerce due to the COVID-19 crisis. TFI International has managed well in this environment due to the company’s ability to operate in a more efficient manner than many of its peers. The company also announced its intent to acquire UPS Freight, which will vastly increase its presence and make the company a top five player in this market. The acquisition brings nearly $3 billion of revenues and the opportunity to drive significant improvements in efficiencies. The Fund continued to hold its position due to the potential for earnings per share (EPS) accretion, its attractive valuation relative to peers and the strong trucking market in general.
Although the industrials sector was a source of strength for the Fund overall, the sector was also home to two significant underperformers. The first, Air Transport Services Group Inc., engages in airline operations, leases, maintenance and other support services primarily to the cargo transportation and package delivery industries. Air Transport has benefited from consumers’ transition to e-commerce shopping over the past few years, which accelerated during the pandemic due to stay-at-home orders. As a result, 2020 was a strong year for the company. Entering 2021, however, the market was hesitant to believe 2020 could be repeated and viewed Air Transport as benefiting less than other areas of the economy. Also during the first quarter of 2021, current customer Amazon decided to buy 11 aircrafts over the next two years to expand its current fleet. The market initially viewed this negatively as Amazon will no longer need the leasing services of Air Transport on certain aircrafts. However, the Fund continued to hold Air Transport due to the secular growth within its end markets and the company’s attractive valuation. Additionally, performance was hurt by a position in Kennametal Inc., a developer and manufacturer of precision tool and metal cutting products and services. Although the company has historically benefited in a cyclical backdrop because demand for its tools generally increases, recent sales trends have improved slower than expected, given the timing uncertainty of an eventual reopening and lack of clarity among end markets. The Fund continued to hold its position.
The materials sector detracted overall with the Fund experiencing weak results from Compass Minerals International Inc., a provider of de-icing and water conditioning salt for primarily North America, and a provider of specialty fertilizer in both North America and Brazil. The stock lagged the metals and mining industry because of a one-quarter delay in the demand for its North American plant nutrition products due to the West Coast wildfires. However, in the interim, the margin profile from its largest segment (salt mining) continued to improve as the company’s relatively new management team applied its mining background to improving operations. The Fund continued to hold Compass Minerals in anticipation of further margin improvement and debt reduction from non-core asset sales.
Conversely, a position in Tronox Holdings PLC within the materials sector aided the Fund’s performance. The company is a mining and specialty chemical business that processes titanium ore, zircon and other materials, and manufacturers titanium dioxide pigments. This pro-cyclical company is benefiting from the general economic improvement as global manufacturing indicators remained in expansion territory. As the titanium dioxide industry rebounded following the COVID-19 crisis volume curtailments, Tronox has benefited due to its integrated and efficient operating model. Recent quarterly results have shown improved operating trends due to both volume and pricing coming in better than expectations. The Fund continued to hold the position given the bullish outlook and the company’s attractive valuation.

Risk Considerations
Nuveen Dividend Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as credit, derivatives, high yield securities, and interest rate risks, are described in detail in the Fund’s prospectus.
Nuveen Mid Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives risk, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Fund Performance and Expense Ratios (continued)
Nuveen Dividend Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/18/92	34.86%	41.17%	11.02%	9.65%	1.09%	0.97%
Class A Shares at maximum Offering Price	12/18/92	27.08%	33.09%	9.71%	9.01%	-	-
Russell 1000® Value Index	-	36.30%	45.92%	12.15%	11.13%	-	-
Lipper Equity Income Funds Classification Average	-	31.66%	42.23%	11.80%	10.24%	-	-
Class C Shares	2/01/99	34.28%	40.15%	10.18%	10.24%	1.84%	1.72%
Class R3 Shares	9/24/01	34.61%	40.89%	10.74%	9.38%	1.34%	1.22%
Class I Shares	8/02/94	35.01%	41.56%	11.30%	9.93%	0.84%	0.72%

	Total Returns as of April 30, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	35.07%	41.65%	10.59%	0.70%	0.58%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**       The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.74% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.

Nuveen Mid Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/22/87	45.63%	62.83%	12.71%	10.12%	1.27%	1.17%
Class A Shares at maximum Offering Price	12/22/87	37.25%	53.49%	11.39%	9.47%	-	-
Russell Midcap® Value Index	-	41.41%	60.70%	12.18%	11.31%	-	-
Lipper Mid-Cap Core Funds Classification Average	-	47.42%	65.79%	10.99%	9.73%	-	-
Class C Shares	2/01/99	45.05%	61.59%	11.87%	9.46%	2.02%	1.92%
Class R3 Shares	9/24/01	45.44%	62.41%	12.43%	9.85%	1.52%	1.42%
Class I Shares	2/04/94	45.77%	63.21%	13.00%	10.39%	1.02%	0.92%

	Total Returns as of April 30, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/20/18	45.87%	63.42%	10.38%	0.89%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares converted to Class A Shares at the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**       The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.

Fund Performance and Expense Ratios (continued)
Nuveen Small Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/94	58.21%	74.33%	8.72%	9.14%	1.30%	1.20%
Class A Shares at maximum Offering Price	8/01/94	49.07%	64.29%	7.44%	8.50%	-	-
Russell 2000® Value Index	-	59.17%	78.96%	13.54%	10.10%	-	-
Lipper Small-Cap Value Funds Classification Average	-	60.17%	83.14%	12.11%	9.45%	-	-
Class C Shares	2/01/99	57.62%	73.13%	7.90%	8.49%	2.05%	1.95%
Class R3 Shares	9/24/01	58.00%	73.96%	8.45%	8.88%	1.55%	1.45%
Class I Shares	8/01/94	58.46%	74.84%	8.99%	9.42%	1.05%	0.95%

	Total Returns as of April 30, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	58.60%	75.12%	8.49%	0.86%	0.76%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**       The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing or portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that time without the approval of the Board of Directors of the Fund.

Holding Summaries    as of April 30, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Dividend Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.6%
Investments Purchased with Collateral from Securities Lending	1.9%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	8.6%
Machinery	6.1%
Hotels, Restaurants & Leisure	5.5%
Health Care Providers & Services	5.1%
Consumer Finance	4.6%
Building Products	4.3%
IT Services	4.3%
Equity Real Estate Investment Trust	4.2%
Health Care Equipment & Supplies	4.1%
Capital Markets	4.0%
Electric Utilities	4.0%
Semiconductors & Semiconductor Equipment	3.8%
Biotechnology	3.6%
Chemicals	3.5%
Electrical Equipment	3.3%
Metals & Mining	2.7%
Tobacco	2.7%
Media	2.6%
Communications Equipment	2.6%
Mortgage Real Estate Investment Trust	2.3%
Other [1]	17.8%
Investments Purchased with Collateral from Securities Lending	1.8%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Bank of America Corp	3.1%
Morgan Stanley	2.9%
Philip Morris International Inc	2.7%
Comcast Corp	2.6%
Cisco Systems Inc	2.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of April 30, 2021 (continued)
Nuveen Mid Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	9.2%
Machinery	7.4%
Banks	6.4%
Multi-Utilities	4.4%
Hotels, Restaurants & Leisure	4.4%
Chemicals	4.3%
Oil, Gas & Consumable Fuels	4.2%
Semiconductors & Semiconductor Equipment	3.2%
Capital Markets	3.2%
Household Durables	3.1%
Insurance	3.0%
Health Care Providers & Services	2.9%
Building Products	2.8%
Specialty Retail	2.7%
Health Care Equipment & Supplies	2.5%
Software	2.4%
Road & Rail	2.3%
Biotechnology	2.1%
Household Products	2.1%
Leisure Products	2.1%
Mortgage Real Estate Investment Trust	1.9%
Construction Materials	1.8%
Diversified Financial Services	1.8%
Other [1]	18.6%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Brunswick Corp/DE	2.1%
Devon Energy Corp	2.0%
Marvell Technology Inc	1.9%
CenterPoint Energy Inc	1.8%
Stanley Black & Decker Inc	1.8%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Nuveen Small Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	99.2%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	15.0%
Equity Real Estate Investment Trust	7.7%
Oil, Gas & Consumable Fuels	4.8%
Hotels, Restaurants & Leisure	3.9%
Building Products	3.8%
Thrifts & Mortgage Finance	3.6%
Household Durables	3.1%
Chemicals	3.1%
Commercial Services & Supplies	2.9%
Insurance	2.8%
Capital Markets	2.8%
Metals & Mining	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Electronic Equipment, Instruments & Components	2.5%
Health Care Providers & Services	2.4%
Consumer Finance	2.2%
Road & Rail	1.9%
Gas Utilities	1.8%
Professional Services	1.7%
Auto Components	1.7%
Construction & Engineering	1.7%
Textiles, Apparel & Luxury Goods	1.6%
Specialty Retail	1.6%
Machinery	1.5%
Other [1]	19.5%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
TFI International Inc	1.9%
M/I Homes Inc	1.8%
Banner Corp	1.8%
Pinnacle Financial Partners Inc	1.8%
Investors Bancorp Inc	1.7%
1	See Portfolio of Investments for details on "other" Portfolio Composition.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2021.
The beginning of the period is November 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Dividend Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,348.57	$1,342.84	$1,346.12	$1,350.69	$1,350.09
Expenses Incurred During the Period	$ 5.59	$ 9.93	$ 7.10	$ 3.50	$ 4.20
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.03	$1,016.31	$1,018.74	$1,021.82	$1,021.22
Expenses Incurred During the Period	$ 4.81	$ 8.55	$ 6.11	$ 3.01	$ 3.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 1.22%, 0.60% and 0.72% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Mid Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,456.29	$1,450.55	$1,454.38	$1,458.71	$1,457.74
Expenses Incurred During the Period	$ 7.06	$ 11.61	$ 8.58	$ 4.63	$ 5.55
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.04	$1,015.32	$1,017.80	$1,021.03	$1,020.28
Expenses Incurred During the Period	$ 5.81	$ 9.54	$ 7.05	$ 3.81	$ 4.56
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91%, 1.41%, 0.76% and 0.91% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
Nuveen Small Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,582.08	$1,576.15	$1,580.04	$1,585.99	$1,584.59
Expenses Incurred During the Period	$ 7.68	$ 12.46	$ 9.28	$ 4.87	$ 6.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.84	$1,015.12	$1,017.60	$1,021.03	$1,020.08
Expenses Incurred During the Period	$ 6.01	$ 9.74	$ 7.25	$ 3.81	$ 4.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45%, 0.76% and 0.95% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Dividend Value Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Aerospace & Defense – 1.9%
989,168	Raytheon Technologies Corp	$ 82,338,344
	Automobiles – 0.5%
633,503	Volkswagen AG, Sponsored ADR, (2)	20,088,380
	Banks – 8.6%
3,289,402	Bank of America Corp	133,319,463
1,583,603	Citigroup Inc	112,815,877
3,951,368	Huntington Bancshares Inc/OH	60,534,958
1,083,790	Truist Financial Corp	64,279,585
	Total Banks	370,949,883
	Beverages – 1.0%
1,249,976	Keurig Dr Pepper Inc	44,811,640
	Biotechnology – 3.6%
690,231	AbbVie Inc	76,960,757
1,247,318	Gilead Sciences Inc	79,167,273
	Total Biotechnology	156,128,030
	Building Products – 4.3%
1,465,632	Carrier Global Corp	63,872,242
1,216,441	Johnson Controls International plc	75,832,932
496,701	Owens Corning	48,085,624
	Total Building Products	187,790,798
	Capital Markets – 4.0%
708,343	Charles Schwab Corp	49,867,347
1,511,786	Morgan Stanley	124,797,935
	Total Capital Markets	174,665,282
	Chemicals – 3.5%
889,367	CF Industries Holdings Inc	43,249,917
472,959	International Flavors & Fragrances Inc	67,240,581
746,422	Nutrien Ltd	41,195,030
	Total Chemicals	151,685,528
	Commercial Services & Supplies – 1.9%
593,800	Waste Management Inc	81,926,586

Shares	Description (1)	Value
	Communications Equipment – 2.6%
2,227,692	Cisco Systems Inc	$ 113,411,800
	Consumer Finance – 4.6%
427,708	American Express Co	65,589,022
706,090	Discover Financial Services	80,494,260
1,197,775	Synchrony Financial	52,390,678
	Total Consumer Finance	198,473,960
	Diversified Financial Services – 1.3%
803,177	Voya Financial Inc	54,471,464
	Electric Utilities – 4.0%
883,077	Alliant Energy Corp	49,602,435
623,851	American Electric Power Co Inc	55,341,822
540,412	Evergy Inc	34,570,156
436,320	NextEra Energy Inc	33,819,163
	Total Electric Utilities	173,333,576
	Electrical Equipment – 3.3%
578,145	Eaton Corp PLC	82,634,265
302,893	Hubbell Inc	58,158,485
	Total Electrical Equipment	140,792,750
	Entertainment – 1.1%
523,614	Activision Blizzard Inc	47,748,361
	Equity Real Estate Investment Trust – 4.2%
211,778	AvalonBay Communities Inc	40,661,376
303,211	Crown Castle International Corp	57,325,072
630,941	Regency Centers Corp	40,165,704
358,813	Simon Property Group Inc	43,681,894
	Total Equity Real Estate Investment Trust	181,834,046
	Food & Staples Retailing – 1.2%
369,624	Walmart Inc	51,714,094
	Health Care Equipment & Supplies – 4.0%
782,677	Medtronic PLC	102,468,073
409,440	Zimmer Biomet Holdings Inc	72,536,390
	Total Health Care Equipment & Supplies	175,004,463
	Health Care Providers & Services – 5.1%
168,696	Anthem Inc	64,001,575
292,275	Cigna Corp	72,779,398
209,979	UnitedHealth Group Inc	83,739,625
	Total Health Care Providers & Services	220,520,598

Nuveen Dividend Value Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 5.5%
352,284	McDonald's Corp	$83,167,207
819,536	Travel + Leisure Co	52,884,658
610,157	Wyndham Hotels & Resorts Inc	44,608,578
462,778	Yum! Brands Inc	55,311,227
	Total Hotels, Restaurants & Leisure	235,971,670
	Household Durables – 1.8%
1,363,346	Newell Brands Inc	36,755,808
175,284	Whirlpool Corp	41,445,902
	Total Household Durables	78,201,710
	Independent Power & Renewable Electricity Producers – 0.5%
548,234	Brookfield Renewable Corp	22,740,746
	Insurance – 1.3%
569,768	Prudential Financial Inc	57,181,916
	IT Services – 4.3%
645,408	Fidelity National Information Services Inc	98,682,883
376,497	Visa Inc, Class A	87,934,640
	Total IT Services	186,617,523
	Machinery – 6.1%
310,527	Caterpillar Inc	70,834,314
224,462	Deere & Co	83,241,733
342,577	Stanley Black & Decker Inc	70,834,646
463,994	Westinghouse Air Brake Technologies Corp	38,079,988
	Total Machinery	262,990,681
	Media – 2.6%
2,035,414	Comcast Corp	114,288,496
	Metals & Mining – 2.7%
2,023,024	Freeport-McMoRan Inc	76,288,235
648,003	Newmont Corp	40,441,867
	Total Metals & Mining	116,730,102
	Mortgage Real Estate Investment Trust – 2.3%
2,929,707	AGNC Investment Corp	52,529,647
5,060,154	Annaly Capital Management Inc	45,946,198
	Total Mortgage Real Estate Investment Trust	98,475,845
	Oil, Gas & Consumable Fuels – 1.6%
448,430	Pioneer Natural Resources Co	68,981,987
	Pharmaceuticals – 1.9%
1,566,984	AstraZeneca PLC, Sponsored ADR, (3)	83,159,841

Shares	Description (1)	Value
	Road & Rail – 1.8%
352,066	Union Pacific Corp	$ 78,190,338
	Semiconductors & Semiconductor Equipment – 3.8%
533,454	Applied Materials Inc	70,794,680
86,007	Broadcom Inc	39,236,394
286,361	NXP Semiconductors NV	55,127,356
	Total Semiconductors & Semiconductor Equipment	165,158,430
	Tobacco – 2.7%
1,208,742	Philip Morris International Inc	114,830,490
	Total Long-Term Investments (cost $3,458,588,501)	4,311,209,358

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.9%
	MONEY MARKET FUNDS – 1.9%
80,549,381	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.020% (5)	$ 80,549,381
	Total Investments Purchased with Collateral from Securities Lending (cost $80,549,381)		80,549,381

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%
	REPURCHASE AGREEMENTS – 0.2%
$ 7,924	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $7,924,053, collateralized $8,471,100 U.S. Treasury Notes, 0.500%, due 10/31/2027, value $8,082,624	0.000%	5/03/21	$ 7,924,053
	Total Short-Term Investments (cost $7,924,053)			7,924,053
	Total Investments (cost $3,547,061,935) – 101.7%			4,399,682,792
	Other Assets Less Liabilities – (1.7)%			(73,706,341)
	Net Assets – 100%			$ 4,325,976,451
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $80,549,381.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.

Nuveen Mid Cap Value Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 0.9%
17,699	L3Harris Technologies Inc	$ 3,703,162
	Airlines – 1.7%
99,856	Alaska Air Group Inc, (2)	6,904,044
	Banks – 6.4%
61,275	East West Bancorp Inc	4,666,091
133,904	Fifth Third Bancorp	5,428,468
24,293	First Republic Bank/CA	4,451,449
24,642	Signature Bank/New York NY	6,197,710
44,249	Western Alliance Bancorp	4,649,243
	Total Banks	25,392,961
	Biotechnology – 2.1%
143,017	Alkermes PLC, (2)	3,147,089
26,239	United Therapeutics Corp, (2)	5,288,733
	Total Biotechnology	8,435,822
	Building Products – 2.8%
97,087	Carrier Global Corp	4,231,052
71,857	Owens Corning	6,956,476
	Total Building Products	11,187,528
	Capital Markets – 3.2%
38,913	Evercore Inc, Class A	5,452,879
53,698	Raymond James Financial Inc	7,022,624
	Total Capital Markets	12,475,503
	Chemicals – 4.3%
31,165	Celanese Corp	4,881,997
184,883	Huntsman Corp	5,300,596
39,105	PPG Industries Inc	6,696,340
	Total Chemicals	16,878,933
	Communications Equipment – 1.1%
86,056	Ciena Corp, (2)	4,343,246
	Construction Materials – 1.8%
246,064	Summit Materials Inc, Class A, (2)	7,084,182

Shares	Description (1)	Value
	Consumer Finance – 1.7%
117,041	OneMain Holdings Inc	$ 6,656,122
	Diversified Financial Services – 1.8%
103,522	Voya Financial Inc	7,020,862
	Electric Utilities – 1.4%
51,764	Entergy Corp	5,657,287
	Electrical Equipment – 1.3%
27,174	Hubbell Inc	5,217,680
	Electronic Equipment, Instruments & Components – 1.7%
151,176	Avnet Inc	6,639,650
	Equity Real Estate Investment Trust – 9.2%
256,528	Apple Hospitality REIT Inc	4,068,534
279,195	Brandywine Realty Trust	3,777,509
118,965	First Industrial Realty Trust Inc	5,920,888
88,772	Highwoods Properties Inc	3,976,098
117,103	Invitation Homes Inc	4,105,631
18,797	Mid-America Apartment Communities Inc	2,957,332
80,326	Regency Centers Corp	5,113,553
132,044	VEREIT Inc	6,316,985
	Total Equity Real Estate Investment Trust	36,236,530
	Food Products – 0.9%
27,281	J M Smucker Co	3,573,538
	Health Care Equipment & Supplies – 2.5%
97,767	Envista Holdings Corp, (2)	4,231,356
32,062	Zimmer Biomet Holdings Inc	5,680,104
	Total Health Care Equipment & Supplies	9,911,460
	Health Care Providers & Services – 2.9%
107,908	Centene Corp, (2)	6,662,240
250,023	Option Care Health Inc, (2)	4,770,439
	Total Health Care Providers & Services	11,432,679
	Hotels, Restaurants & Leisure – 4.4%
35,234	Darden Restaurants Inc	5,169,532
124,899	MGM Resorts International	5,085,887
109,388	Travel + Leisure Co	7,058,808
	Total Hotels, Restaurants & Leisure	17,314,227
	Household Durables – 3.1%
71,990	DR Horton Inc	7,075,897

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Household Durables (continued)
22,372	Whirlpool Corp	$ 5,289,859
	Total Household Durables	12,365,756
	Household Products – 2.1%
88,371	Energizer Holdings Inc	4,356,690
44,803	Spectrum Brands Holdings Inc	3,948,937
	Total Household Products	8,305,627
	Insurance – 3.0%
195,175	CNO Financial Group Inc	4,982,818
102,150	Hartford Financial Services Group Inc	6,737,814
	Total Insurance	11,720,632
	IT Services – 1.1%
19,099	VeriSign Inc, (2)	4,178,288
	Leisure Products – 2.1%
77,239	Brunswick Corp/DE	8,274,614
	Machinery – 7.4%
32,548	AGCO Corp	4,749,404
64,766	Crane Co	6,091,890
19,083	Parker-Hannifin Corp	5,988,436
34,370	Stanley Black & Decker Inc	7,106,685
65,065	Timken Co	5,457,002
	Total Machinery	29,393,417
	Media – 1.6%
309,803	TEGNA Inc	6,214,648
	Metals & Mining – 1.4%
100,191	Steel Dynamics Inc	5,432,356
	Mortgage Real Estate Investment Trust – 1.9%
125,061	AGNC Investment Corp	2,242,343
200,562	Starwood Property Trust Inc	5,178,511
	Total Mortgage Real Estate Investment Trust	7,420,854
	Multiline Retail – 0.7%
13,875	Dollar General Corp	2,979,656
	Multi-Utilities – 4.4%
53,225	Ameren Corp	4,515,609
290,369	CenterPoint Energy Inc	7,111,137
93,075	Public Service Enterprise Group Inc	5,878,617
	Total Multi-Utilities	17,505,363

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels – 4.2%
346,330	Devon Energy Corp	$8,097,195
34,758	Pioneer Natural Resources Co	5,346,823
131,204	Williams Cos Inc	3,196,130
	Total Oil, Gas & Consumable Fuels	16,640,148
	Pharmaceuticals – 1.0%
23,020	Jazz Pharmaceuticals PLC, (2)	3,784,488
	Road & Rail – 2.3%
19,706	Kansas City Southern	5,758,290
38,073	TFI International Inc	3,337,099
	Total Road & Rail	9,095,389
	Semiconductors & Semiconductor Equipment – 3.2%
164,203	Marvell Technology Inc	7,423,618
28,704	Skyworks Solutions Inc	5,204,896
	Total Semiconductors & Semiconductor Equipment	12,628,514
	Software – 2.4%
30,611	Check Point Software Technologies Ltd, (2)	3,575,671
24,229	Synopsys Inc, (2)	5,986,017
	Total Software	9,561,688
	Specialty Retail – 2.7%
56,661	AutoNation Inc, (2)	5,806,619
42,027	Best Buy Co Inc	4,886,479
	Total Specialty Retail	10,693,098
	Thrifts & Mortgage Finance – 1.1%
182,848	Radian Group Inc	4,505,375
	Trading Companies & Distributors – 1.0%
43,319	WESCO International Inc, (2)	3,973,219
	Total Long-Term Investments (cost $263,377,787)	390,738,546

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 5,316	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $5,316,225, collateralized $5,683,200 U.S. Treasury Notes, 0.500%, due 10/31/2027, value $5,422,574	0.000%	5/03/21	$ 5,316,225
	Total Short-Term Investments (cost $5,316,225)			5,316,225
	Total Investments (cost $268,694,012) – 100.1%			396,054,771
	Other Assets Less Liabilities – (0.1)%			(418,291)
	Net Assets – 100%			$ 395,636,480

Nuveen Mid Cap Value Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Nuveen Small Cap Value Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.2%
	COMMON STOCKS – 99.2%
	Aerospace & Defense – 0.7%
130,088	Parsons Corp, (2)	$ 5,766,801
	Air Freight & Logistics – 1.3%
424,389	Air Transport Services Group Inc, (2)	11,169,918
	Auto Components – 1.7%
577,087	Dana Inc	14,600,301
	Automobiles – 1.4%
88,913	Thor Industries Inc	12,589,192
	Banks – 15.0%
206,079	Ameris Bancorp	11,146,813
275,631	Banner Corp	15,666,866
272,343	Cathay General Bancorp	11,024,445
212,205	First Busey Corp	5,300,881
262,872	First Interstate BancSystem Inc	12,347,098
219,994	Heartland Financial USA Inc	11,059,098
1,028,872	Investors Bancorp Inc	15,062,686
176,238	Pinnacle Financial Partners Inc	15,445,498
195,451	Preferred Bank/Los Angeles CA	12,809,859
81,735	Western Alliance Bancorp	8,587,896
141,010	Wintrust Financial Corp	10,871,871
	Total Banks	129,323,011
	Biotechnology – 1.1%
45,573	United Therapeutics Corp, (2)	9,185,694
	Building Products – 3.8%
102,239	Gibraltar Industries Inc, (2)	9,391,675
348,259	Quanex Building Products Corp	9,503,988
466,537	Resideo Technologies Inc, (2)	14,000,775
	Total Building Products	32,896,438
	Capital Markets – 2.8%
79,749	Evercore Inc, Class A	11,175,227
110,446	Piper Sandler Cos	12,810,632
	Total Capital Markets	23,985,859

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Chemicals – 3.1%
175,258	Minerals Technologies Inc	$13,694,660
605,748	Tronox Holdings PLC	12,841,858
	Total Chemicals	26,536,518
	Commercial Services & Supplies – 2.9%
267,435	Deluxe Corp	11,772,489
386,415	SP Plus Corp, (2)	13,265,627
	Total Commercial Services & Supplies	25,038,116
	Communications Equipment – 1.4%
125,342	NETGEAR Inc, (2)	4,663,976
267,822	Radware Ltd, (2)	7,421,347
	Total Communications Equipment	12,085,323
	Construction & Engineering – 1.7%
152,596	Aegion Corp, (2)	4,593,140
81,970	EMCOR Group Inc	9,820,006
	Total Construction & Engineering	14,413,146
	Construction Materials – 1.4%
407,362	Summit Materials Inc, Class A, (2)	11,727,952
	Consumer Finance – 2.2%
156,090	OneMain Holdings Inc	8,876,838
196,649	PROG Holdings Inc	10,017,300
	Total Consumer Finance	18,894,138
	Diversified Telecommunication Services – 0.8%
508,248	Vonage Holdings Corp, (2)	6,886,760
	Electrical Equipment – 0.8%
219,572	nVent Electric PLC	6,685,967
	Electronic Equipment, Instruments & Components – 2.5%
285,247	Avnet Inc	12,528,048
589,787	TTM Technologies Inc, (2)	8,846,805
	Total Electronic Equipment, Instruments & Components	21,374,853
	Equity Real Estate Investment Trust – 7.7%
616,075	Brandywine Realty Trust	8,335,495
644,057	Global Medical REIT Inc	9,248,658
894,163	Lexington Realty Trust	10,944,555
522,905	Retail Opportunity Investments Corp	9,203,128
597,153	RLJ Lodging Trust	9,638,049
248,939	STAG Industrial Inc	9,088,763
547,357	Summit Hotel Properties Inc, (2)	5,566,621
178,585	Washington Real Estate Investment Trust	4,146,744
	Total Equity Real Estate Investment Trust	66,172,013

Shares	Description (1)	Value
	Food Products – 1.1%
602,982	Hostess Brands Inc, (2)	$ 9,219,595
	Gas Utilities – 1.8%
84,920	ONE Gas Inc	6,833,512
116,564	Spire Inc	8,781,932
	Total Gas Utilities	15,615,444
	Health Care Equipment & Supplies – 1.0%
352,825	Natus Medical Inc, (2)	9,014,679
	Health Care Providers & Services – 2.4%
136,084	AMN Healthcare Services Inc, (2)	10,791,461
529,543	Option Care Health Inc, (2)	10,103,681
	Total Health Care Providers & Services	20,895,142
	Hotels, Restaurants & Leisure – 3.9%
138,292	Dine Brands Global Inc, (2)	13,365,922
62,916	Jack in the Box Inc	7,590,815
72,962	Marriott Vacations Worldwide Corp, (2)	12,960,240
	Total Hotels, Restaurants & Leisure	33,916,977
	Household Durables – 3.1%
254,518	La-Z-Boy Inc	11,315,870
224,906	M/I Homes Inc, (2)	15,680,447
	Total Household Durables	26,996,317
	Household Products – 0.7%
73,381	Spectrum Brands Holdings Inc	6,467,801
	Insurance – 2.8%
150,491	Argo Group International Holdings Ltd, (2)	7,852,620
46,070	BRP Group Inc, (2)	1,336,951
338,365	CNO Financial Group Inc	8,638,459
167,329	Horace Mann Educators Corp	6,709,893
	Total Insurance	24,537,923
	IT Services – 0.7%
41,536	Concentrix Corp, (2)	6,453,864
	Leisure Products – 1.3%
104,032	Brunswick Corp/DE	11,144,948
	Machinery – 1.5%
326,955	Kennametal Inc	13,130,513
	Media – 0.7%
324,907	TEGNA Inc	6,517,634

Nuveen Small Cap Value Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Metals & Mining – 2.8%
184,733	Alcoa Corp, (2)	$6,768,617
326,555	Commercial Metals Co	9,541,937
112,095	Compass Minerals International Inc	7,613,493
	Total Metals & Mining	23,924,047
	Mortgage Real Estate Investment Trust – 1.4%
1,001,140	Ladder Capital Corp	11,903,555
	Multi-Utilities – 1.2%
145,943	Black Hills Corp	10,067,148
	Oil, Gas & Consumable Fuels – 4.8%
529,512	Brigham Minerals Inc	9,075,836
326,754	CNX Resources Corp, (2)	4,385,039
1,207,058	Magnolia Oil & Gas Corp, (2)	13,591,473
531,856	Matador Resources Co	13,993,131
	Total Oil, Gas & Consumable Fuels	41,045,479
	Professional Services – 1.7%
217,113	Korn Ferry	14,739,801
	Road & Rail – 1.9%
183,358	TFI International Inc	16,071,329
	Semiconductors & Semiconductor Equipment – 2.8%
90,387	Diodes Inc, (2)	6,942,625
56,987	Synaptics Inc, (2)	7,970,772
174,591	Ultra Clean Holdings Inc, (2)	8,916,362
	Total Semiconductors & Semiconductor Equipment	23,829,759
	Software – 1.0%
72,632	J2 Global Inc, (2)	8,788,472
	Specialty Retail – 1.6%
82,724	Group 1 Automotive Inc	13,579,972
	Textiles, Apparel & Luxury Goods – 1.6%
329,876	Wolverine World Wide Inc	13,762,427
	Thrifts & Mortgage Finance – 3.6%
249,918	Flagstar Bancorp Inc	11,631,184
549,930	Radian Group Inc	13,550,275
121,799	WSFS Financial Corp	6,222,711
	Total Thrifts & Mortgage Finance	31,404,170
	Trading Companies & Distributors – 1.5%
142,361	WESCO International Inc, (2)	13,057,351
	Total Long-Term Investments (cost $585,321,964)	855,416,347

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.2%
	REPURCHASE AGREEMENTS – 0.2%
$ 1,504	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $1,503,817, collateralized $1,607,700 U.S. Treasury Notes, 0.500%, due 10/31/2027, value $1,533,972	0.000%	5/03/21	$ 1,503,817
	Total Short-Term Investments (cost $1,503,817)			1,503,817
	Total Investments (cost $586,825,781) – 99.4%			856,920,164
	Other Assets Less Liabilities – 0.6%			4,966,721
	Net Assets – 100%			$ 861,886,885
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.

Statement of Assets and Liabilities
April 30, 2021
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Assets
Long-term investments, at value (cost $3,458,588,501, $263,377,787 and $585,321,964, respectively)(1)	$4,311,209,358	$390,738,546	$855,416,347
Investment purchased with collateral from securities lending, at value (cost approximates value)	80,549,381	—	—
Short-term investments, at value (cost approximates value)	7,924,053	5,316,225	1,503,817
Receivable for:
Dividends	4,625,753	118,221	102,274
Due from affiliate	202,458	21,215	45,920
Investments sold	62,085,077	—	12,742,791
Reclaims	—	—	2,744
Shares sold	388,443	394,239	1,503,574
Other assets	328,394	55,662	108,275
Total assets	4,467,312,917	396,644,108	871,425,742
Liabilities
Payable for:
Collateral from securities lending program	80,549,381	—	—
Investments purchased - regular settlement	21,828,430	—	6,469,210
Shares redeemed	35,227,077	497,291	1,600,137
Accrued expenses:
Directors fees	312,119	18,431	66,254
Management fees	2,295,096	178,928	546,675
Shareholder servicing agent fees	590,210	219,261	497,987
12b-1 distribution and service fees	105,860	21,114	60,425
Other	428,293	72,603	298,169
Total liabilities	141,336,466	1,007,628	9,538,857
Net assets	$4,325,976,451	$395,636,480	$861,886,885

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited) (continued)
	Dividend Value	Mid Cap Value	Small Cap Value
Class A Shares
Net assets	$ 409,599,025	$ 60,080,482	$ 135,567,109
Shares outstanding	26,713,205	1,141,421	4,968,918
Net asset value ("NAV") per share	$ 15.33	$ 52.64	$ 27.28
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 16.27	$ 55.85	$ 28.94
Class C Shares
Net assets	$ 17,722,630	$ 5,947,595	$ 30,069,327
Shares outstanding	1,180,468	120,340	1,314,838
NAV and offering price per share	$ 15.01	$ 49.42	$ 22.87
Class R3 Shares
Net assets	$ 21,044,591	$ 10,412,147	$ 20,231,816
Shares outstanding	1,379,033	200,482	758,712
NAV and offering price per share	$ 15.26	$ 51.94	$ 26.67
Class R6 Shares
Net assets	$3,364,375,856	$ 24,207,473	$ 195,467,990
Shares outstanding	214,397,566	457,409	6,886,974
NAV and offering price per share	$ 15.69	$ 52.92	$ 28.38
Class I Shares
Net assets	$ 513,234,349	$294,988,783	$ 480,550,643
Shares outstanding	32,997,811	5,586,058	17,007,510
NAV and offering price per share	$ 15.55	$ 52.81	$ 28.26
Fund level net assets consist of:
Capital paid-in	$3,473,547,735	$270,397,813	$ 981,898,044
Total distributable earnings	852,428,716	125,238,667	(120,011,159)
Fund level net assets	$4,325,976,451	$395,636,480	$ 861,886,885
Authorized shares - per class	2 billion	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $80,549,381 for Dividend Value.
See accompanying notes to financial statements.

Statement of Operations
Six Months Ended April 30, 2021
(Unaudited)
	Dividend Value	Mid Cap Value	Small Cap Value
Investment Income
Dividends	$ 46,367,388	$ 2,383,308	$ 4,130,494
Securities lending income, net	24,309	—	—
Payment from affiliate	382,934	27,819	41,767
Foreign tax withheld on dividend income	(200,310)	—	(14,518)
Total investment income	46,574,321	2,411,127	4,157,743
Expenses
Management fees	11,886,894	1,356,333	3,243,727
12b-1 service fees - Class A Shares	422,350	63,548	159,433
12b-1 distribution and service fees - Class C Shares	89,426	27,422	137,534
12b-1 distribution and service fees - Class R3 Shares	48,565	23,534	48,694
Shareholder servicing agent fees	524,552	250,068	646,162
Interest expense	4,762	609	2,126
Custodian fees	133,093	20,864	38,375
Professional fees	97,466	20,120	39,472
Directors fees	51,751	4,667	11,696
Shareholder reporting expenses	123,314	59,505	156,032
Federal and state registration fees	109,034	40,793	45,614
Other	44,477	5,085	15,653
Total expenses before fee waiver/expense reimbursement	13,535,684	1,872,548	4,544,518
Fee waiver/expense reimbursement	(757,624)	(189,534)	(432,892)
Net expenses	12,778,060	1,683,014	4,111,626
Net investment income (loss)	33,796,261	728,113	46,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	257,942,225	19,157,072	62,627,964
Change in net unrealized appreciation (depreciation) of investments	794,229,765	107,943,298	307,123,335
Net realized and unrealized gain (loss)	1,052,171,990	127,100,370	369,751,299
Net increase (decrease) in net assets from operations	$1,085,968,251	$127,828,483	$369,797,416
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Dividend Value		Mid Cap Value		Small Cap Value
	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 33,796,261	$ 46,075,544	$ 728,113	$ 4,076,016	$ 46,117	$ 7,664,603
Net realized gain (loss) from investments	257,942,225	(257,589,583)	19,157,072	(16,735,376)	62,627,964	(249,629,635)
Change in net unrealized appreciation (depreciation) of investments	794,229,765	(118,207,869)	107,943,298	(17,332,927)	307,123,335	(90,841,610)
Net increase (decrease) in net assets from operations	1,085,968,251	(329,721,908)	127,828,483	(29,992,287)	369,797,416	(332,806,642)
Distributions to Shareholders
Dividends:
Class A Shares	(2,304,301)	(15,472,136)	(501,238)	(508,084)	(414,977)	(1,836,890)
Class C Shares	(50,755)	(1,489,974)	(22,059)	(15,371)	—	(81,329)
Class R3 Shares	(94,855)	(1,576,425)	(116,499)	(67,895)	(24,047)	(244,673)
Class R6 Shares	(28,360,847)	(97,882,498)	(261,456)	(243,451)	(1,219,971)	(1,601,689)
Class I Shares	(3,895,572)	(47,380,587)	(3,173,542)	(2,966,388)	(2,536,323)	(13,780,598)
Decrease in net assets from distributions to shareholders	(34,706,330)	(163,801,620)	(4,074,794)	(3,801,189)	(4,195,318)	(17,545,179)
Fund Share Transactions
Fund reorganization(1)	238,529,483	—	—	—	—	—
Proceeds from sale of shares	812,229,001	2,464,946,196	40,811,870	85,442,584	210,026,911	361,329,925
Proceeds from shares issued to shareholders due to reinvestment of distributions	34,113,751	157,517,457	3,772,523	3,481,369	3,362,724	14,169,324
	1,084,872,235	2,622,463,653	44,584,393	88,923,953	213,389,635	375,499,249
Cost of shares redeemed	(431,944,994)	(483,251,000)	(57,641,421)	(113,716,945)	(404,352,494)	(996,917,643)
Net increase (decrease) in net assets from Fund share transactions	652,927,241	2,139,212,653	(13,057,028)	(24,792,992)	(190,962,859)	(621,418,394)
Net increase (decrease) in net assets	1,704,189,162	1,645,689,125	110,696,661	(58,586,468)	174,639,239	(971,770,215)
Net assets at the beginning of period	2,621,787,289	976,098,164	284,939,819	343,526,287	687,247,646	1,659,017,861
Net assets at the end of period	$4,325,976,451	$2,621,787,289	$395,636,480	$ 284,939,819	$ 861,886,885	$ 687,247,646

(1)	Refer to Note 9 - Fund Reorganization for further details.
See accompanying notes to financial statements.

Financial Highlights
Dividend Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/92)
2021(f)	$11.44	$0.09	$ 3.89	$ 3.98	$(0.09)	$ —	$(0.09)	$15.33
2020	14.21	0.25	(1.98)	(1.73)	(0.23)	(0.81)	(1.04)	11.44
2019	14.32	0.26	0.96	1.22	(0.28)	(1.05)	(1.33)	14.21
2018	15.67	0.25	0.35	0.60	(0.24)	(1.71)	(1.95)	14.32
2017	15.12	0.22	2.72	2.94	(0.22)	(2.17)	(2.39)	15.67
2016	15.81	0.25	0.48	0.73	(0.30)	(1.12)	(1.42)	15.12
Class C (02/99)
2021(f)	11.21	0.04	3.80	3.84	(0.04)	—	(0.04)	15.01
2020	13.93	0.15	(1.92)	(1.77)	(0.14)	(0.81)	(0.95)	11.21
2019	14.06	0.16	0.93	1.09	(0.17)	(1.05)	(1.22)	13.93
2018	15.41	0.14	0.35	0.49	(0.13)	(1.71)	(1.84)	14.06
2017	14.90	0.11	2.68	2.79	(0.11)	(2.17)	(2.28)	15.41
2016	15.60	0.14	0.47	0.61	(0.19)	(1.12)	(1.31)	14.90
Class R3 (09/01)
2021(f)	11.39	0.08	3.86	3.94	(0.07)	—	(0.07)	15.26
2020	14.14	0.21	(1.95)	(1.74)	(0.20)	(0.81)	(1.01)	11.39
2019	14.26	0.23	0.94	1.17	(0.24)	(1.05)	(1.29)	14.14
2018	15.60	0.22	0.36	0.58	(0.21)	(1.71)	(1.92)	14.26
2017	15.08	0.18	2.71	2.89	(0.20)	(2.17)	(2.37)	15.60
2016	15.77	0.22	0.47	0.69	(0.26)	(1.12)	(1.38)	15.08
Class R6 (02/13)
2021(f)	11.72	0.13	3.97	4.10	(0.13)	—	(0.13)	15.69
2020	14.54	0.30	(2.02)	(1.72)	(0.29)	(0.81)	(1.10)	11.72
2019	14.61	0.32	0.99	1.31	(0.33)	(1.05)	(1.38)	14.54
2018	15.93	0.32	0.36	0.68	(0.29)	(1.71)	(2.00)	14.61
2017	15.32	0.25	2.79	3.04	(0.26)	(2.17)	(2.43)	15.93
2016	15.99	0.30	0.49	0.79	(0.34)	(1.12)	(1.46)	15.32
Class I (08/94)
2021(f)	11.61	0.12	3.93	4.05	(0.11)	—	(0.11)	15.55
2020	14.42	0.28	(2.01)	(1.73)	(0.27)	(0.81)	(1.08)	11.61
2019	14.51	0.30	0.98	1.28	(0.32)	(1.05)	(1.37)	14.42
2018	15.85	0.30	0.36	0.66	(0.29)	(1.71)	(2.00)	14.51
2017	15.27	0.26	2.75	3.01	(0.26)	(2.17)	(2.43)	15.85
2016	15.95	0.29	0.49	0.78	(0.34)	(1.12)	(1.46)	15.27

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

34.86%	$ 409,599	1.00%*	1.30%*	1.28%*	0.96%*	1.35%*	1.33%*	59%
(13.12)	158,645	1.09	2.00	2.00	1.08	2.01	N/A	117
9.81	215,710	1.11	1.94	N/A	1.11	1.94	N/A	93
3.72	264,271	1.08	1.68	N/A	1.08	1.68	N/A	68
20.95	269,063	1.08	1.46	N/A	1.08	1.46	N/A	56
5.33	259,457	1.14	1.69	N/A	1.14	1.69	N/A	67

34.28	17,723	1.75*	0.62*	0.60*	1.71*	0.66*	0.64*	59
(13.75)	11,881	1.84	1.24	1.24	1.83	1.25	N/A	117
8.98	23,083	1.86	1.19	N/A	1.86	1.19	N/A	93
2.98	31,111	1.83	0.95	N/A	1.83	0.95	N/A	68
20.09	39,825	1.83	0.72	N/A	1.83	0.72	N/A	56
4.46	43,097	1.89	0.94	N/A	1.89	0.94	N/A	67

34.61	21,045	1.25*	1.15*	1.13*	1.22*	1.19*	1.17*	59
(13.28)	16,717	1.34	1.75	1.74	1.33	1.76	N/A	117
9.50	23,091	1.36	1.68	N/A	1.36	1.68	N/A	93
3.53	27,927	1.33	1.44	N/A	1.33	1.44	N/A	68
20.64	33,639	1.33	1.21	N/A	1.33	1.21	N/A	56
5.01	31,758	1.39	1.49	N/A	1.39	1.49	N/A	67

35.07	3,364,376	0.64*	1.76*	1.74*	0.60*	1.80*	1.78*	59
(12.80)	2,025,717	0.70	2.41	2.40	0.71	2.40	N/A	117
10.29	52,824	0.72	2.30	N/A	0.72	2.30	N/A	93
4.15	172,215	0.72	2.05	N/A	0.72	2.05	N/A	68
21.40	188,356	0.73	1.63	N/A	0.73	1.63	N/A	56
5.63	50,588	0.79	2.04	N/A	0.79	2.04	N/A	67

35.01	513,234	0.75*	1.63*	1.61*	0.72*	1.67*	1.65*	59
(12.96)	408,828	0.84	2.25	2.24	0.83	2.26	N/A	117
10.14	661,390	0.86	2.18	N/A	0.86	2.18	N/A	93
4.02	617,086	0.83	1.94	N/A	0.83	1.94	N/A	68
21.25	561,047	0.83	1.73	N/A	0.83	1.73	N/A	56
5.56	654,967	0.89	1.95	N/A	0.89	1.95	N/A	67
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Mid Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/87)
2021(f)	$36.53	$ 0.04	$16.52	$16.56	$(0.45)	$ —	$(0.45)	$52.64
2020	41.07	0.43	(4.59)	(4.16)	(0.38)	—	(0.38)	36.53
2019	38.91	0.40	3.29	3.69	(0.09)	(1.44)	(1.53)	41.07
2018	42.32	0.29	(0.46)	(0.17)	(0.26)	(2.98)	(3.24)	38.91
2017	35.23	0.26	8.17	8.43	(0.32)	(1.02)	(1.34)	42.32
2016	35.39	0.30	0.72	1.02	(0.09)	(1.09)	(1.18)	35.23
Class C (02/99)
2021(f)	34.21	(0.12)	15.50	15.38	(0.17)	—	(0.17)	49.42
2020	38.49	0.14	(4.34)	(4.20)	(0.08)	—	(0.08)	34.21
2019	36.73	0.11	3.09	3.20	—	(1.44)	(1.44)	38.49
2018	40.17	( —)*	(0.46)	(0.46)	—	(2.98)	(2.98)	36.73
2017	33.50	(0.03)	7.78	7.75	(0.06)	(1.02)	(1.08)	40.17
2016	33.86	0.04	0.69	0.73	—	(1.09)	(1.09)	33.50
Class R3 (09/01)
2021(f)	36.17	—	16.32	16.32	(0.55)	—	(0.55)	51.94
2020	40.67	0.33	(4.55)	(4.22)	(0.28)	—	(0.28)	36.17
2019	38.55	0.31	3.25	3.56	—	(1.44)	(1.44)	40.67
2018	41.95	0.18	(0.44)	(0.26)	(0.16)	(2.98)	(3.14)	38.55
2017	34.94	0.17	8.09	8.26	(0.23)	(1.02)	(1.25)	41.95
2016	35.17	0.21	0.65	0.86	—	(1.09)	(1.09)	34.94
Class R6 (06/18)
2021(f)	36.78	0.14	16.59	16.73	(0.59)	—	(0.59)	52.92
2020	41.32	0.57	(4.59)	(4.02)	(0.52)	—	(0.52)	36.78
2019	39.10	0.55	3.30	3.85	(0.19)	(1.44)	(1.63)	41.32
2018(g)	42.86	0.11	(3.87)	(3.76)	—	—	—	39.10
Class I (02/94)
2021(f)	36.69	0.11	16.56	16.67	(0.55)	—	(0.55)	52.81
2020	41.24	0.52	(4.59)	(4.07)	(0.48)	—	(0.48)	36.69
2019	39.08	0.51	3.28	3.79	(0.19)	(1.44)	(1.63)	41.24
2018	42.49	0.40	(0.47)	(0.07)	(0.36)	(2.98)	(3.34)	39.08
2017	35.36	0.36	8.20	8.56	(0.41)	(1.02)	(1.43)	42.49
2016	35.52	0.38	0.73	1.11	(0.18)	(1.09)	(1.27)	35.36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

45.63%	$ 60,080	1.27%***	0.08%***	0.06%***	1.16%***	0.19%***	0.17%***	19%
(10.26)	41,258	1.27	1.06	1.05	1.17	1.16	1.15	56
10.19	55,467	1.27	0.94	N/A	1.17	1.04	N/A	46
(0.65)	51,202	1.31	0.55	N/A	1.17	0.69	N/A	49
24.43	40,319	1.32	0.52	N/A	1.17	0.67	N/A	43
3.12	34,230	1.39	0.73	N/A	1.26	0.86	N/A	44

45.05	5,948	2.02***	(0.65)***	(0.68)***	1.91***	(0.55)***	(0.57)***	19
(10.94)	4,649	2.02	0.29	0.28	1.92	0.40	0.39	56
9.39	7,631	2.02	0.20	N/A	1.92	0.30	N/A	46
(1.41)	6,899	2.06	(0.14)	N/A	1.92	( —)**	N/A	49
23.52	7,474	2.07	(0.23)	N/A	1.92	(0.08)	N/A	43
2.32	6,529	2.14	(0.02)	N/A	2.01	0.11	N/A	44

45.44	10,412	1.52***	(0.10)***	(0.12)***	1.41***	0.01***	(0.01)***	19
(10.47)	8,182	1.52	0.81	0.80	1.42	0.91	0.90	56
9.92	10,230	1.52	0.70	N/A	1.42	0.81	N/A	46
(0.90)	7,670	1.56	0.30	N/A	1.42	0.44	N/A	49
24.11	5,284	1.57	0.28	N/A	1.42	0.43	N/A	43
2.86	5,206	1.64	0.48	N/A	1.51	0.61	N/A	44

45.87	24,207	0.87***	0.49***	0.47***	0.76***	0.60***	0.58***	19
(9.91)	16,762	0.89	1.44	1.43	0.78	1.54	1.53	56
10.63	19,481	0.87	1.29	N/A	0.77	1.39	N/A	46
(8.77)	958	0.93***	0.56***	N/A	0.79***	0.71***	N/A	49

45.77	294,989	1.02***	0.38***	0.36***	0.91***	0.49***	0.47***	19
(10.03)	214,089	1.02	1.31	1.30	0.92	1.41	1.40	56
10.48	250,717	1.02	1.20	N/A	0.92	1.30	N/A	46
(0.40)	139,841	1.07	0.80	N/A	0.92	0.95	N/A	49
24.75	57,365	1.07	0.77	N/A	0.92	0.92	N/A	43
3.38	53,631	1.14	0.98	N/A	1.01	1.11	N/A	44

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
(g)	For the period June 20, 2018 (commencement of operations) through October 31, 2018.
*	Rounds to less than $(0.01).
**	Rounds to less than 0.01%.
***	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Small Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/94)
2021(f)	$17.30	$(0.02)	$10.07	$10.05	$(0.07)	$ —	$(0.07)	$27.28
2020	22.19	0.09	(4.77)	(4.68)	(0.21)	—	(0.21)	17.30
2019	22.96	0.18	(0.17)	0.01	(0.13)	(0.65)	(0.78)	22.19
2018	25.19	0.12	(2.15)	(2.03)	(0.10)	(0.10)	(0.20)	22.96
2017	20.98	0.11	4.70	4.81	(0.09)	(0.51)	(0.60)	25.19
2016	19.95	0.14	1.20	1.34	(0.01)	(0.30)	(0.31)	20.98
Class C (02/99)
2021(f)	14.51	(0.09)	8.45	8.36	—	—	—	22.87
2020	18.62	(0.04)	(4.03)	(4.07)	(0.04)	—	(0.04)	14.51
2019	19.39	0.01	(0.13)	(0.12)	—	(0.65)	(0.65)	18.62
2018	21.36	(0.06)	(1.81)	(1.87)	—	(0.10)	(0.10)	19.39
2017	17.92	(0.06)	4.01	3.95	—	(0.51)	(0.51)	21.36
2016	17.20	(0.01)	1.03	1.02	—	(0.30)	(0.30)	17.92
Class R3 (09/01)
2021(f)	16.90	(0.05)	9.85	9.80	(0.03)	—	(0.03)	26.67
2020	21.68	0.03	(4.66)	(4.63)	(0.15)	—	(0.15)	16.90
2019	22.43	0.12	(0.15)	(0.03)	(0.07)	(0.65)	(0.72)	21.68
2018	24.61	0.05	(2.09)	(2.04)	(0.04)	(0.10)	(0.14)	22.43
2017	20.51	0.05	4.60	4.65	(0.04)	(0.51)	(0.55)	24.61
2016	19.56	0.09	1.16	1.25	—	(0.30)	(0.30)	20.51
Class R6 (06/16)
2021(f)	18.02	—	10.54	10.54	(0.18)	—	(0.18)	28.38
2020	23.09	0.15	(4.93)	(4.78)	(0.29)	—	(0.29)	18.02
2019	23.83	0.29	(0.18)	0.11	(0.20)	(0.65)	(0.85)	23.09
2018	26.09	0.23	(2.22)	(1.99)	(0.17)	(0.10)	(0.27)	23.83
2017	21.71	0.21	4.84	5.05	(0.16)	(0.51)	(0.67)	26.09
2016(g)	21.08	0.07	0.56	0.63	—	—*	—*	21.71
Class I (08/94)
2021(f)	17.93	0.02	10.43	10.45	(0.12)	—	(0.12)	28.26
2020	23.00	0.16	(4.96)	(4.80)	(0.27)	—	(0.27)	17.93
2019	23.79	0.24	(0.18)	0.06	(0.20)	(0.65)	(0.85)	23.00
2018	26.09	0.19	(2.22)	(2.03)	(0.17)	(0.10)	(0.27)	23.79
2017	21.70	0.17	4.88	5.05	(0.15)	(0.51)	(0.66)	26.09
2016	20.63	0.19	1.24	1.43	(0.06)	(0.30)	(0.36)	21.70

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

58.21%	$ 135,567	1.30%**	(0.30)%**	(0.31)%**	1.20%**	(0.20)%**	(0.21)%**	19%
(21.33)	105,402	1.30	0.38	0.36	1.20	0.48	0.46	30
0.44	213,819	1.28	0.73	N/A	1.20	0.81	N/A	31
(8.12)	291,122	1.24	0.43	N/A	1.20	0.47	N/A	35
23.06	326,495	1.26	0.43	N/A	1.22	0.46	N/A	29
6.85	167,840	1.34	0.65	N/A	1.30	0.68	N/A	40

57.62	30,069	2.05**	(1.09)**	(1.10)**	1.95**	(0.98)**	(0.99)**	19
(21.93)	22,263	2.05	(0.38)	(0.40)	1.95	(0.28)	(0.30)	30
(0.28)	45,920	2.03	(0.01)	N/A	1.95	0.07	N/A	31
(8.80)	70,077	1.99	(0.32)	N/A	1.95	(0.28)	N/A	35
22.14	71,902	2.01	(0.33)	N/A	1.97	(0.29)	N/A	29
6.08	26,815	2.09	(0.11)	N/A	2.05	(0.08)	N/A	40

58.00	20,232	1.55**	(0.55)**	(0.56)**	1.45**	(0.44)**	(0.45)**	19
(21.53)	16,416	1.55	0.09	0.07	1.45	0.19	0.17	30
0.21	37,296	1.53	0.48	N/A	1.45	0.56	N/A	31
(8.34)	47,205	1.49	0.17	N/A	1.45	0.21	N/A	35
22.79	42,975	1.51	0.18	N/A	1.47	0.22	N/A	29
6.58	26,510	1.59	0.43	N/A	1.56	0.46	N/A	40

58.60	195,468	0.86**	(0.10)**	(0.11)**	0.76**	—**	(0.01)**	19
(21.01)	85,491	0.86	0.71	0.69	0.76	0.81	0.79	30
0.90	133,071	0.83	1.18	N/A	0.75	1.26	N/A	31
(7.73)	121,943	0.82	0.82	N/A	0.78	0.86	N/A	35
23.40	52,508	0.85	0.82	N/A	0.81	0.86	N/A	29
3.00	19,967	0.89**	0.85**	N/A	0.83**	0.91**	N/A	40

58.46	480,551	1.05**	0.04**	0.03**	0.95**	0.14**	0.13**	19
(21.14)	457,676	1.05	0.71	0.69	0.95	0.81	0.79	30
0.69	1,228,912	1.03	0.99	N/A	0.95	1.06	N/A	31
(7.88)	1,812,444	0.99	0.67	N/A	0.95	0.71	N/A	35
23.40	1,444,587	1.01	0.66	N/A	0.97	0.70	N/A	29
7.09	369,016	1.09	0.90	N/A	1.05	0.93	N/A	40

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
(g)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Rounds to less than $(0.01).
**	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Dividend Value Fund (“Dividend Value”), Nuveen Mid Cap Value Fund (“Mid Cap Value”) and Nuveen Small Cap Value Fund (“Small Cap Value”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Reorganization
During May 2020, the Funds’ Board of Directors (the “Board”) approved the merger of Nuveen Large Cap Value Fund (the “Target Fund”) into Nuveen Dividend Value Fund (the “Acquiring Fund”) (the “Reorganization”). On September 28, 2020, shareholders of the Target Fund approved the Reorganization. The Reorganization was effective at the close of business on December 4, 2020.
Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Each Target Fund shareholder received shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Details of the Reorganization are further described in Note 9  –  Fund Reorganization.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at NAV without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3,R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.

Notes to Financial Statements (Unaudited) (continued)
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Dividend Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,291,120,978	$20,088,380**	$ —	$4,311,209,358
Investments Purchased with Collateral from Securities Lending	80,549,381	—	—	80,549,381
Short-Term Investments:
Repurchase Agreements	—	7,924,053	—	7,924,053
Total	$4,371,670,359	$28,012,433	$ —	$4,399,682,792

Mid Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$390,738,546	$ —	$ —	$390,738,546
Short-Term Investments:
Repurchase Agreements	—	5,316,225	—	5,316,225
Total	$390,738,546	$5,316,225	$ —	$396,054,771

Small Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$855,416,347	$ —	$ —	$855,416,347
Short-Term Investments:
Repurchase Agreements	—	1,503,817	—	1,503,817
Total	$855,416,347	$1,503,817	$ —	$856,920,164

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Dividend Value	Fixed Income Clearing Corporation	$7,924,053	$(8,082,624)
Mid Cap Value	Fixed Income Clearing Corporation	5,316,225	(5,422,574)
Small Cap Value	Fixed Income Clearing Corporation	1,503,817	(1,533,972)

Notes to Financial Statements (Unaudited) (continued)
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Dividend Value	Common Stocks	$80,549,381	$80,549,381

Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Purchases	$2,663,411,658	$65,195,267	$155,688,914
Sales	2,203,210,649	85,151,244	348,915,698
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/21		Year Ended 10/31/20
Dividend Value	Shares	Amount	Shares	Amount
Shares issued in the Reorganization(1):
Class A	14,146,957	$ 187,318,787	—	$ —
Class C	627,042	8,132,038	—	—
Class R3	6,476	85,328	—	—
Class R6	14,338	194,379	—	—
Class I	3,185,887	42,798,951	—	—
Shares sold:
Class A	744,984	10,505,684	1,734,260	20,437,869
Class A – automatic conversion of Class C Shares	3,026	45,421	54	621
Class C	75,050	1,003,708	193,630	2,239,290
Class R3	65,452	902,996	159,618	1,746,330
Class R6	59,506,355	775,547,063	179,471,816	2,410,787,596
Class I	1,658,922	24,224,129	2,460,848	29,734,490
Shares issued to shareholders due to reinvestment of distributions:
Class A	145,648	2,092,638	1,107,515	14,876,611
Class C	3,428	49,423	101,267	1,356,602
Class R3	6,554	94,479	114,405	1,536,054
Class R6	1,960,674	28,359,342	7,248,234	97,871,992
Class I	245,083	3,517,869	3,068,221	41,876,198
	82,395,876	1,084,872,235	195,659,868	2,622,463,653
Shares redeemed:
Class A	(2,189,888)	(29,759,857)	(4,154,339)	(49,589,042)
Class C	(581,947)	(7,862,520)	(891,846)	(10,473,615)
Class C – automatic conversion to Class A Shares	(3,090)	(45,421)	(55)	(621)
Class R3	(167,678)	(2,313,307)	(438,326)	(5,398,966)
Class R6	(19,910,614)	(289,797,468)	(17,527,429)	(219,987,010)
Class I	(7,295,078)	(102,166,421)	(16,207,142)	(197,801,746)
	(30,148,295)	(431,944,994)	(39,219,137)	(483,251,000)
Net increase (decrease)	52,247,581	$ 652,927,241	156,440,731	$2,139,212,653

(1)	Refer to Note 9 - Fund Reorganization for further details.

Notes to Financial Statements (Unaudited) (continued)
	Six Months Ended 4/30/21		Year Ended 10/31/20
Mid Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	83,530	$ 3,896,847	146,750	$ 5,376,357
Class A – automatic conversion of Class C Shares	—	—	130	5,313
Class C	16,873	750,776	17,918	648,901
Class R3	15,795	727,754	55,184	1,897,528
Class R6	67,000	3,230,472	87,664	3,120,999
Class I	697,396	32,206,021	2,093,498	74,393,486
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,427	487,609	11,554	493,467
Class C	548	22,041	377	15,175
Class R3	2,765	116,499	1,602	67,895
Class R6	6,084	260,623	5,674	243,148
Class I	67,472	2,885,751	62,189	2,661,684
	968,890	44,584,393	2,482,540	88,923,953
Shares redeemed:
Class A	(82,881)	(3,727,696)	(379,482)	(14,530,701)
Class C	(32,977)	(1,465,263)	(80,545)	(2,751,246)
Class C – automatic conversion to Class A Shares	—	—	(139)	(5,313)
Class R3	(44,283)	(1,972,811)	(82,086)	(3,142,404)
Class R6	(71,455)	(3,261,341)	(109,033)	(4,010,075)
Class I	(1,014,582)	(47,214,310)	(2,399,536)	(89,277,206)
	(1,246,178)	(57,641,421)	(3,050,821)	(113,716,945)
Net increase (decrease)	(277,288)	$(13,057,028)	(568,281)	$ (24,792,992)

	Six Months Ended 4/30/21		Year Ended 10/31/20
Small Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	663,709	$ 15,226,279	1,679,381	$ 28,735,864
Class A – automatic conversion of Class C Shares	—	—	24	484
Class C	42,960	836,430	167,965	2,606,380
Class R3	136,599	3,113,596	342,986	5,708,212
Class R6	4,570,210	104,641,018	3,521,336	68,210,371
Class I	3,648,584	86,209,588	14,031,385	256,068,614
Shares issued to shareholders due to reinvestment of distributions:
Class A	14,565	314,161	66,708	1,512,264
Class C	—	—	3,856	73,760
Class R3	1,115	23,543	10,488	232,719
Class R6	45,797	1,026,309	55,326	1,301,811
Class I	89,547	1,998,711	471,163	11,048,770
	9,213,086	213,389,635	20,350,618	375,499,249
Shares redeemed:
Class A	(1,801,844)	(41,972,586)	(5,288,285)	(100,564,645)
Class C	(262,678)	(5,130,783)	(1,103,974)	(16,744,890)
Class C – automatic conversion to Class A Shares	—	—	(28)	(484)
Class R3	(350,630)	(7,993,353)	(1,102,459)	(19,738,716)
Class R6	(2,472,057)	(59,723,791)	(4,596,946)	(84,950,504)
Class I	(12,253,384)	(289,531,981)	(42,404,624)	(774,918,404)
	(17,140,593)	(404,352,494)	(54,496,316)	(996,917,643)
Net increase (decrease)	(7,927,507)	$(190,962,859)	(34,145,698)	$(621,418,394)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.
	Dividend Value	Mid Cap Value	Small Cap Value
Tax cost of investments	$3,580,367,240	$270,527,619	$600,566,540
Gross unrealized:
Appreciation	$ 868,110,491	$128,398,562	$276,488,673
Depreciation	(48,794,939)	(2,871,410)	(20,135,049)
Net unrealized appreciation (depreciation) of investments	$ 819,315,552	$125,527,152	$256,353,624
Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions, non deductible reorganization expenses and REIT adjustments resulted in reclassifications among the Funds’ components of net assets as of October 31, 2020 the Funds’ last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' last tax year end, were as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Undistributed net ordinary income[1]	$ —	$3,615,403	$510,721
Undistributed net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Distributions from net ordinary income[1]	$ 46,647,165	$3,801,189	$17,545,179
Distributions from net long-term capital gains	117,154,455	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of October 31, 2020, the Funds’ last tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Dividend Value	Mid Cap Value	Small Cap Value
Not subject to expiration:
Short-term	$225,916,433	$13,443,582	$121,426,773
Long-term	—	6,470,679	314,924,262
Total	$225,916,433	$19,914,261	$436,351,035
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (Unaudited) (continued)
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Dividend Value	Mid Cap Value	Small Cap Value
For the first $125 million	0.5000%	0.6000%	0.6500%
For the next $125 million	0.4875	0.5875	0.6375
For the next $250 million	0.4750	0.5750	0.6250
For the next $500 million	0.4625	0.5625	0.6125
For the next $1 billion	0.4500	0.5500	0.6000
For the next $3 billion	0.4250	0.5250	0.5750
For the next $2.5 billion	0.4000	0.5000	0.5500
For the next $2.5 billion	0.3875	0.4875	0.5375
For net assets over $10 billion	0.3750	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level free rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets”. The complex-level fee schedule for each Fund is as follows:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Dividend Value	0.1654%
Mid Cap Value	0.1887%
Small Cap Value	0.1593%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to the expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Expense Cap	Expense Cap Expiration Date
Dividend Value	0.740%*	July 31, 2022
Mid Cap Value	0.920	July 31, 2022
Small Cap Value	0.990	July 31, 2022
* Effective at the close of business on December 4, 2020.
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Sales charges collected	$45,484	$12,705	$39,643
Paid to financial intermediaries	40,777	11,314	34,862
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
Commission advances	$11,591	$7,297	$7,075
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
12b-1 fees retained	$7,839	$2,113	$7,207
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Dividend Value	Mid Cap Value	Small Cap Value
CDSC retained	$752	$5,283	$469

Notes to Financial Statements (Unaudited) (continued)
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Fund Reorganization
The Reorganization as previously described in Note 1 - General Information was structured to qualify as a tax-free merger under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.
Investments of the Target Fund
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund as of the date of the Reorganization, were as follows:
Nuveen Large Cap Value Fund
Cost of Investments	$225,328,370
Fair value of Investments	238,180,910
Net unrealized appreciation (depreciation) of Investments	12,852,540
Share Transactions
For financial reporting purposes, assets received and shares issued by the Acquiring Fund was recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The shares outstanding, net assets and NAV per share immediately prior to and after the Reorganization were as follows:
Target Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Large Cap Value Fund
Class A	8,548,709	$187,318,786	$21.91
Class C	389,824	8,132,038	20.86
Class R3	3,848	85,328	22.17
Class R6	8,834	194,379	22.00
Class I	1,946,067	42,798,951	21.99

Acquiring Fund - Prior to the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Dividend Value Fund
Class A	13,600,796	$ 180,086,396	$13.24
Class C	1,017,504	13,195,877	12.97
Class R3	1,465,499	19,309,213	13.18
Class R6	208,791,884	2,830,532,308	13.56
Class I	34,338,309	461,295,994	13.43

Acquiring Fund - After the Reorganization	Shares Outstanding	Net Assets	NAV per Share
Nuveen Dividend Value Fund
Class A	27,747,754	$ 367,405,182	$13.24
Class C	1,644,546	21,327,915	12.97
Class R3	1,471,975	19,394,541	13.18
Class R6	208,806,222	2,830,726,687	13.56
Class I	37,524,195	504,094,945	13.43
Pro Forma Results of Operations (Unaudited)
The beginning of the current fiscal period of the Target Fund was September 1, 2020. Assuming the Reorganization had been completed on November 1, 2020, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the Fund's current fiscal period are as follows:
Acquiring Fund - Pro Forma Results from Operations	Nuveen Dividend Value Fund
Net investment income (loss)	$ 34,212,269
Net realized and unrealized gains (losses)	1,083,079,587
Change in net assets resuliting from operations	1,117,291,856
Because the combined investment portfolios for the Acquiring Fund have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.
Cost and Exipenses
In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as a component of "Accrued other expenses" on the Statement of Assets and Liabilities and “Other expenses” on the Statement of Operations, where applicable.
10.  Subsequent Event
Class R3 Sahares
Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021.
Expense Cap
During May 2021, the Board approved an extension of the Expense Cap limitation for the Funds to July 31, 2023.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Mid-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price to- book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Value Index: An index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Value Index: An index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSTK-0421P1668434-INV-B-06/22

Mutual Funds
30 April 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Mid Cap Growth Opportunities Fund	FRSLX	FMECX	FMEYX	FMEFX	FISGX
Nuveen Small Cap Growth Opportunities Fund	FRMPX	FMPCX	FMPYX	FMPFX	FIMPX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 22, 2021

4

Portfolio Managers’
Comments
Nuveen Mid Cap Growth Opportunities Fund
Nuveen Small Cap Growth Opportunities Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
Throughout the reporting period, Gregory Ryan, CFA, was portfolio manager of the Nuveen Mid Cap Growth Opportunities Fund. He assumed portfolio management responsibilities in 2019. Effective February 28, 2020, Bihag Patel, CFA, was added as a portfolio manager.
Jon Loth, CFA, has been a portfolio manager for the Nuveen Small Cap Growth Opportunities Fund since 2007.
Here the portfolio management teams discuss key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
Nuveen Mid Cap Growth Opportunities Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at net asset value (NAV) outperformed the Russell Midcap® Growth Index and underperformed the Lipper Mid-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital appreciation strategy by investing primarily in the common stocks of mid-capitalization companies. Mid-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2020, the range of the index was $557 million to $48 billion. The portfolio management team continued to focus on building a well diversified portfolio of high quality, mid-cap growth companies, while targeting companies with sound business models, strong competitive advantages, and earnings growth that may exceed consensus expectations. For each holding, the portfolio management team develops a proprietary growth thesis and revisits the thesis on a quarterly basis to ensure that both short-term and long-term catalysts remain intact. When the growth thesis is validated, the Fund may hold or buy more; however, when the Fund's growth thesis is not validated, it may sell the holding. Although the Fund made individual position changes during the reporting period, its underlying investment strategy remained consistent.
Equity markets hit record levels during the reporting period amid low central bank interest rates, fiscal stimulus, vaccine launches, declining COVID-19 cases and higher-than-expected corporate earnings, which heightened expectations for a faster global economic recovery. The economic recovery stoked a rally in value, small- and mid-cap stocks, and emerging markets. The market rally also broadened out to include sectors that were hardest hit by the COVID-19 crisis such as the energy and real estate sectors.
The Fund outperformed the Russell Midcap® Growth Index during the reporting period mainly due to strong stock selection in the industrials, financials, information technology, consumer staples and consumer discretionary sectors. The industrials sector was the most significant contributor led by a position in Generac Holdings Inc., a leading manufacturer of residential and standby portable generators. More recently, the company has become a player in the clean energy space, providing residential energy monitoring and storage capabilities. Generac continued to benefit as elevated outage activity, power shutoffs and the working-from-home trend drove awareness and demand for standby power generation. This demand, coupled with 50% plus topline growth expected within the company’s clean energy storage business, drove Generac to guide overall revenue growth of 25-30% during the reporting period , which exceeded expectations. The company is quickly becoming a high-quality compounding growth company with a strong environmental, social and governance (ESG) bent across its entire portfolio. Therefore, the Fund maintained its position in Generac at the end of the reporting period.
Also in industrials, the Fund was rewarded for its position in Colfax Corporation. The company’s first segment, Fabrication Technology, designs and manufactures equipment for use in cutting and joining metals and metal alloys. Its second segment, Medical Technology, designs and manufactures orthopedic devices used in reconstruction and rehabilitation. In March 2021, Colfax announced its intention to separate the FabTech and MedTech divisions into two public companies. The separation unlocks significant value as the two companies will operate independently, which should drive industry-leading growth and margin expansion. The Fund continued to own Colfax.
6

Financials was another area of strength for the Fund during the reporting period with our holdings collectively outpacing the return of the sector in the Midcap® Growth benchmark by a significant margin. The top contributor in our portfolio was OneMain Holdings Inc., a provider of non-prime consumer loans. The stock’s outperformance was driven by strong earnings as the company’s credit outlook continued to be favorable. OneMain operated well in the challenging environment brought on by the COVID-19 crisis, experiencing improved credit due to both internal tightening of lending standards and government stimulus. Investors also cheered the company’s $3.95 special dividend declared during the reporting period. The Fund continued to own OneMain at the end of the reporting period.
The information technology sector was an area of relative outperformance for the Fund, led by a position in Enphase Energy Inc., a provider of energy management solutions for residential and small commercial solar systems. The company is a leader in solar microinverter technology and continues to build out its product offerings, including its Encharge battery. During the reporting period, results exceeded expectations in terms of revenue and earnings as strong U.S. demand and stable pricing drove upside within the microinverter segment. The Fund exited the position given the strong performance and extended valuation.
Also in technology, the Fund benefited from a position in HubSpot Inc., which offers cloud-based software solutions for customer relationship management. The company targets small- to mid-sized businesses with a focus on marketing, sales, customer service and operations. HubSpot has seen a significant increase in demand post COVID-19 crisis as enterprises have put digitization at the forefront to remain competitive. The company has seen subscription growth accelerate over the past six months driven by continued strong customer adoption as it expanded its “freemium” user base to more than 600,000. The Fund continues to own HubSpot because it is benefiting from robust digital tailwinds, multi-product adoption and new customer momentum.
Proofpoint Inc., a leading provider of enterprise software solutions for email security, also contributed to performance during the reporting period. Private equity firm Thoma Bravo offered to acquire the firm for $176 per share in cash, which represented a 34% premium to the prior closing price. Proofpoint’s stock jumped following the announcement, although the acquisition is not expected to close until the third quarter of 2021. The Fund continued to hold its position at the end of the reporting period.
Consumer staples was another strongly performing area for the Fund led by a position in Freshpet Inc., a producer of refrigerated pet food for dogs and cats, which is a premium product in the pet food category. The company continued to operate at a high level, adding manufacturing capacity and driving strong sales growth of around 30% due in part to increased pet ownership during 2020. The Fund continues to maintaine a position in Freshpet.
Strength in the consumer discretionary sector was led by a position in Penn National Gaming Inc., the operator of 41 regional casinos and racing facilities plus online gaming and sports betting. The Fund purchased Penn National in 2020 as a reopening play and for exposure to the rapidly growing area of sports betting nationwide. Shares surged during the reporting period after the company reported significantly improved financial results. Improved traffic and higher spending per visit, coupled with the company’s leaner cost structure, led to considerable operating leverage as Penn National’s core brick-and-mortar casinos returned to normal. The Fund exited the position in January 2021.
In the communication services sector, a position in Roku Inc., the leading U.S. television streaming platform, contributed favorably. During the reporting period, the company reported revenue well above expectations as the continued shift to streaming and away from linear TV drove 70% growth in revenue. Roku also saw 40% growth in active accounts, continuing the secular growth in connected TV (CTV). In addition, the company added HBO Max to its lineup, which should help drive viewership and scale given consumers’ ability to now watch new movies released on HBO Max via Roku. The Fund continues to own the stock because the company has proven it is the clear winner in CTV, while the secular shift toward streaming continues to gain momentum.
On the negative side of the equation, stock selection in the health care sector was the primary source of weakness during the reporting period and contributed to underperformance versus the Russell Midcap Growth Index. The most significant detractor in the sector was Quidel Corporation, a point-of-care diagnostic company heavily involved in expanded COVID-19 testing. This was a fairly new position in the Fund’s portfolio, initiated in the middle of 2020 based on our expectation for a longer tail on demand for COVID-19 testing. Quidel reported very strong results in the third and fourth quarters of 2020 with growth of 276% and 432%, respectively. However, shares retreated from November highs after results from several successful vaccine trials were announced. The Fund exited the stock in early March 2021 based on the expanded availability of vaccines and slowing demand for testing.
7

Portfolio Managers’ Comments (continued)
The Fund also experienced negative results from its relatively new position in Global Blood Therapeutics Inc., a sickle cell disease focused biotechnology firm. The company is in the process of launching Oxbryta, the first drug that directly inhibits sickling and destruction of red blood cells in sickle cell disease. The shares underperformed during the reporting period because the acceleration in COVID-19 cases hampered the launch, causing the Fund to sell its position in Global Blood Therapeutics.
Also in health care, the Fund’s position in contract manufacturer Emergent BioSolutions Inc., the maker of countermeasures for biologic and chemical threats, did not fare well. The Fund purchased the stock as a way to participate in the rollout of Johnson & Johnson’s COVID-19 vaccine since Emergent BioSolutions is a U.S. contracted manufacturer. However, manufacturing errors and quality issues at the company’s Baltimore facility delayed release of the product and required inspection and remediation by the U.S. Food and Drug Administration (FDA). This development damaged the company’s contract manufacturing credibility and the Fund exited its position in Emergent BioSolutions.
Seagen Inc., an oncology-focused biotechnology company that the Fund has held since early 2020, also took a step back. Shares advanced strongly earlier in 2020 based on two new product launches and continued growth in the firm’s legacy products. However, in the third and fourth quarters of 2020, Seagen reported product sales that missed expectations mostly due to a slowdown in patient diagnosis due to the COVID-19 crisis, resulting in guidance for 2021 that was below expectations. However, with the vaccine rollout accelerating, there is anticipation of a normalization of diagnostic activity to drive a rebound in Seagen’s sales. Therefore, the Fund continues to hold this position.
The Fund also saw weak results from clinical laboratory company Quest Diagnostics Inc., another stock the Fund owned to participate in COVID-19 testing. The company’s fourth quarter 2020 results were ahead of expectations and updated guidance, while forward looking guidance was in line with expectations. However, the Fund did sell this position based on peaking test volumes and the increased availability of more convenient point-of-care testing options.
Finally, shares of managed health care provider Centene Corporation detracted from relative performance due to several factors. Over the past year, the company’s underperformance was mostly driven by concerns around the election. Shares initially rose following the election with a firming of support from the new administration for all aspects of the Affordable Care Act, but then fell again. The Fund maintained its position in Centene following the announced appointment of Drew Asher, the former CFO of Wellcare Group, to CFO of Centene.
The consumer discretionary sector was also home to two laggards worth noting. The first, O’Reilly Automotive Inc., is a leading auto parts retailers in the country operating more than 5,500 stores across the U.S. and Mexico. The company benefited in 2020 as stimulus dollars drove increased auto repair activity. However, shares declined after O’Reilly Automotive provided an initial 2021 outlook that included negative comparable sales for the full year and lower earnings margins. Given the disappointing outlook in an environment of positive earnings revisions and margin momentum, the Fund exited the position earlier this year.
Also in the discretionary area, shares of electronics retailer Best Buy Co. Inc. detracted from relative performance. The stock was a relative outperformer earlier in 2020, but came under pressure following third quarter 2020 earnings results. The company reported above-consensus revenue and earnings; however, management did not issue guidance given uncertainty in demand. Management also warned of headwinds from higher shipping costs, inventory challenges and margin headwinds during the holiday season. The Fund sold Best Buy for better growth opportunities in other areas.
Although the consumer staples sector benefited performance overall, it was home to one laggard of note, Church & Dwight Co. Inc., the manufacturer of household and personal care brands such as Arm & Hammer, OxiClean, Orajel and numerous others. The company has benefited from very strong organic revenue growth driven by COVID-19 crisis fueled demand. However, margins were not able to keep pace with expectations due to inflation headwinds, while increased COVID-19 crisis related costs drove margin contraction over the near term. Given the improving margin and free cash flow outlook, the Fund continues to hold the shares.
Nuveen Small Cap Growth Opportunities Fund
8

How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 2000® Growth Index and the Lipper Small-Cap Growth Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues a long-term capital growth strategy by investing in common stocks of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2020, the range of the index was $41 million to $12.4 billion. The investment process employed in the management of the Fund seeks to exploit secular growth trends that will provide an investment tailwind to above average growth that should transcend the business cycle over the longer term. Importantly, the portfolio management team emphasizes a valuation discipline designed to find attractive investment opportunities that should benefit from multiple expansion when particular investment catalysts become evident in the marketplace. The Fund’s portfolio typically features investments in high quality companies with attractive or improving margin profiles, generally healthy balance sheets and prospects for above average revenue and earnings growth.
Equity markets hit record levels during the reporting period amid ultra-low central bank interest rates, massive fiscal stimulus, vaccine launches, declining COVID-19 cases and higher-than-expected corporate earnings, which heightened expectations for a faster global economic recovery. However, the rapid rise in interest rates during the reporting period led investors to flee 2020’s standout performers, growth and technology-oriented stocks and rotate into more economically sensitive segments of the market. The economic recovery stoked a rally in value, small-cap, mid-cap and emerging market stocks. As a result, the small-cap segment as measured by the Russell 2000® Index rebounded strongly from the previous reporting period as more value-oriented stocks led the charge. The Fund’s Russell 2000® Growth benchmark underperformed the value component of the overall small-cap index by more than 20% during the reporting period, correcting some of 2020’s significant gap in valuations between small-cap growth and small-cap value stocks across all sectors.
The Fund produced strong absolute returns during the reporting period, but slightly underperformed versus the Russell 2000® Growth benchmark and Lipper peer group average primarily because of stock selection in the information technology and industrial sectors. In the technology sector, stocks in the software industry were the primary source of the shortfall. Rising interest rates during the reporting period spurred multiple contraction among several of the Fund’s software names as investors flocked to value-oriented names across several industries. For example, the Fund experienced weak results from its position in LiveRamp Holdings Inc., an emerging identification solutions company that allows marketers to target customers across multiple channels. The company encountered a $30 million guidance headwind due to the sunsetting of third-party cookies coupled with a competitive announcement from Google that impacted the entire digital advertising industry. As a result, the Fund sold its position in LiveRamp.
Mobile and online business communications firm LivePerson Inc. reported healthy December 2020 quarter results with 2021 guidance well ahead of investor expectations. However, the company also fell prey to the market’s preference for higher-risk and lower quality cyclical exposure. The Fund continued to like prospects for this firm and maintains its position.
In addition, Ping Identity Holding Corp., a provider of access management cybersecurity solutions with products targeting identity access management, detracted from performance despite the firm’s efforts to drive further software-as-a-service adoption. The company reported strong results with revenue and annual recurring revenue exceeding investor expectations. However, the shorter duration of contracts due to COVID-19 crisis impacted Ping Identity’s guidance and impaired visibility regarding larger deals, leading the Fund to close out the position.
9

Portfolio Managers’ Comments (continued)
In the industrials sectors, the Fund saw weak results from Albany International Corp., a fabric and components producer with exposure in commercial airlines. Although the company reported strong fourth quarter 2020 financial results, management coupled the release with disappointing 2021 guidance impacted by the overhang on travel due to the COVID-19 crisis and a deeper-than-expected trough of inventory recalibration. As a result, the Fund exited the position.
The consumer discretionary sector was home to one laggard of note. Shares of Meritage Homes Corporation, a builder of entry-level homes in the western and southern U.S., retreated following two very strong quarters of operating performance. Investors reacted to rising interest rates and a temporary digestion of community counts and order growth. Although the strong demand backdrop for housing remained favorable, the Fund exited Meritage Homes because higher mortgage rates coupled with rising input costs, namely lumber, could lead to a negative impact on operating margins.
On the other hand, the Fund benefited from strong stock selection in the health care, materials and financial sectors during the reporting period. Also, an underweight position in health care and a lack of exposure to utilities proved helpful.
The health care sector was a source of significant strength for the Fund, particularly among medical technology stocks. Shares of Establishment Labs Holdings Inc., a rapidly-growing global aesthetic implant manufacturer for breast augmentation and reconstruction, surged during the reporting period following record fourth quarter 2020 financial results and guidance for 30% revenue growth in 2021, which was slightly ahead of expectations. The company also announced early European approval for its next generation implants and a pathway for its minimally-invasive system in the second half of 2021. In addition, shares benefited from a January 2021 announcement that a major competitor would be exiting a number of European, Latin American and Southeast Asian markets due to safety concerns. The Fund continued to hold Establishment Labs at the end of the reporting period.
AtriCure Inc., a manufacturer of surgical technology for the treatment of atrial fibrillation, also performed strongly during the reporting period. The company’s Convergent procedure was approved by the U.S. Food and Drug Administration (FDA) for the treatment of long-standing, persistent atrial fibrillation, a move that should unlock a $250 million market opportunity and provide synergies for the rest of the business. The Fund continues to maintained a position in AtriCure.
In the obstructive sleep apnea (OSA) category, shares of Inspire Medical Systems Inc. aided the Fund’s performance results. Shares reacted favorably to an impressive fourth quarter 2020 earnings report that included 70% revenue growth and 2021 guidance for 60% growth in 2021, which exceeded investors’ expectations. The Fund continued to hold Inspire Medical at the end of the reporting period.
In the biotechnology group, the Fund benefited from its holdings of Affimed NV, a Dutch company developing a technology called innate cell engagers designed to elicit a robust immune response to various hematologic cancers. Results from a small, early-stage study showed that one of its candidates pre-loaded with natural killer cells produced a 100% response rate in refractory Hodgkin’s lymphoma, resulting in a strong, upward move in its stock. The Fund continues to maintain this position.
Conversely in the health care sector, the Fund’s position in emerging contract manufacturer Emergent BioSolutions Inc., the maker of countermeasures for biologic and chemical threats, did not fare as well. The company, which manufactures source material for Johnson & Johnson’s COVID-19 vaccine, disclosed during the reporting period that contamination issues ruined 30 million doses and delayed its FDA certification as an ongoing supplier. This development damaged the company’s contract manufacturing credibility and led the Fund to exit Emergent BioSolutions.
Shares of the diabetes insulin pump manufacturer Tandem Diabetes Care Inc. slumped despite a significant fourth quarter 2020 earnings beat and initial guidance that was 8% higher than expectations based on pump market acceleration and share capture in the midst of COVID-19 crisis related disruptions. Investors chose to focus on a timeline slip for the company’s next-generation insulin pump as well as lingering competitive concerns. The Fund continues to maintain the position.
One of the Fund’s health care-related REIT holdings did not keep pace, despite the overall rebound in the real estate sector. Healthcare Realty Trust Inc., the owner of medical office buildings typically located close to larger health care providers, did not seem to benefit from the recovery in medical visits in response to declines in COVID-19 cases. The Fund sold its shares in favor of more interest rate sensitive financial issues that would benefit from rising inflation and rates.
10

The financial sector was another strong performing area of the Fund relative to the benchmark, led by positions in regional banks due to improving credit conditions and a steeper yield curve as longer term Treasury yields rose. This signaled a more optimistic economic profile, which investors believed would benefit banks with solid lending capabilities. The standout performer in the group was Preferred Bank, a southern California lender. The company’s results exceeded investor expectations due to favorable credit costs and modest net interest margin expansion, which was viewed favorably. The Fund continued to hold this position at the end of the reporting period.
Despite the financial sector’s overall strength, it was home to one detractor of note, Kinsale Capital Group Inc. Shares of this provider of excess and surplus insurance products lagged even after the company reported fourth quarter 2020 net written premiums and underwriting margins that were positive surprises. Investors questioned the durability of the favorable pricing environment and the ultimate impacts of weather events in Texas. The Fund maintained its position in Kinsale Capital.
The consumer discretionary sector was home to several standout performers during the reporting period, driven by expectations for recovery and additional stimulus. Shares of BJ’s Restaurants Inc., a craft beer-oriented casual dining concept that is heavily represented in California, rebounded as COVID-19 crisis restrictions on the West Coast finally began to ease. Average weekly sales reached a positive inflection point in February 2021 driven in part by outdoor and off-premise business, a subscription-based beer club and individual catering boxes.
Also, the Fund benefited from outperformance by gaming stocks: Everi Holdings Inc. and Penn National Gaming Inc. Everi, a provider of video and mechanical reel gaming content and technology solutions, saw its shares more than double during the reporting period following multiple earnings reports that provided upside to consensus estimates on the back of an increase in installed machines and daily win per unit. Additionally, the company announced the launch of its touchless Cash Club Wallet offering at two casinos, which could provide yet another avenue for longer-term growth. The Fund maintained a position in Everi. Similarly, shares of Penn National surged after reporting significantly improved financial results. The company operates 41 regional casinos and racing facilities plus offers online gaming and sports betting. Improved traffic and higher spending per visit, coupled with the company’s leaner cost structure, led to considerable operating leverage as Penn National’s core brick-and-mortar casinos returned to normal. The company also launched its Barstool Sports Book app in Pennsylvania and Michigan, which opened the door for online sports and gaming activity. However, its stretched valuation led the Fund to sell shares in favor of more attractive alternatives.
Although the materials sector is one of the smaller sectors in the index, it delivered an outsized positive relative contribution for the Fund as investors favored cyclical recovery plays. In particular, the lumber industry was a source of strength where shares of Louisiana Pacific Corporation continued to rally due to sustained wood product pricing gains. The company also benefited from a strong trajectory in siding volume growth against very favorable supply/demand dynamics and remarkable housing market strength. Fourth quarter 2020 results handily beat estimates, and investors appeared to be appreciating the rising margin contributions of the siding operations to Louisiana Pacific’s business mix. The Fund maintained its position in the portfolio.
11

Risk Considerations
Nuveen Mid Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in mid-cap companies are subject to greater volatility than those of larger companies, but may be less volatile than investments in smaller companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
Nuveen Small Cap Growth Opportunities Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives, investment focus (growth style), and non-U.S./emerging markets risks, are described in detail in the Fund’s prospectus.
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
13

Fund Performance and Expense Ratios (continued)
Nuveen Mid Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/09/95	26.44%	59.34%	19.52%	12.72%	1.24%	1.17%
Class A Shares at maximum Offering Price	1/09/95	19.17%	50.17%	18.11%	12.06%	—	—
Russell Midcap® Growth Index	—	24.84%	53.97%	19.70%	14.33%	—	—
Lipper Mid-Cap Growth Funds Classification Average	—	28.24%	61.51%	20.83%	14.02%	—	—
Class C Shares	9/24/01	26.01%	58.10%	18.62%	12.05%	1.99%	1.92%
Class R3 Shares	12/11/00	26.27%	58.90%	19.22%	12.44%	1.49%	1.42%
Class I Shares	12/28/89	26.60%	59.72%	19.82%	13.00%	0.99%	0.92%

	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/13	26.64%	59.85%	19.97%	15.72%	0.88%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.92% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
14

Nuveen Small Cap Growth Opportunities Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/01/95	37.56%	77.80%	22.46%	13.75%	1.43%	1.23%
Class A Shares at maximum Offering Price	8/01/95	29.65%	67.59%	21.01%	13.08%
Russell 2000® Growth Index	—	37.84%	69.15%	18.89%	12.86%	—	—
Lipper Small-Cap Growth Funds Classification Average	—	38.00%	73.72%	20.68%	13.25%	—	—
Class C Shares	9/24/01	37.07%	76.46%	21.55%	13.07%	2.18%	1.98%
Class R3 Shares	12/11/00	37.42%	77.34%	22.16%	13.46%	1.68%	1.48%
Class I Shares	8/01/95	37.74%	78.23%	22.76%	14.03%	1.18%	0.98%

	Total Returns as of April 30, 2021
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	37.84%	78.60%	23.45%	0.99%	0.79%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares will be converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
15

Holding Summaries    as of April 30, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Mid Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.8%
Investments Purchased with Collateral from Securities Lending	1.1%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	18.0%
Biotechnology	7.6%
Health Care Equipment & Supplies	6.5%
IT Services	6.3%
Semiconductors & Semiconductor Equipment	6.2%
Hotels, Restaurants & Leisure	4.6%
Health Care Providers & Services	4.4%
Textiles, Apparel & Luxury Goods	4.0%
Interactive Media & Services	3.3%
Road & Rail	3.0%
Electronic Equipment, Instruments & Components	2.8%
Consumer Finance	2.7%
Entertainment	2.7%
Machinery	2.7%
Chemicals	2.4%
Capital Markets	2.3%
Other [1]	19.3%
Investments Purchased with Collateral from Securities Lending	1.1%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.7)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Synopsys Inc	3.0%
Horizon Therapeutics Plc	2.7%
Match Group Inc	2.5%
Align Technology Inc	2.4%
MSCI Inc	2.3%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
16

Nuveen Small Cap Growth Opportunities Fund
Fund Allocation (% of net assets)
Common Stocks	98.4%
Investments Purchased with Collateral from Securities Lending	0.9%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Equipment & Supplies	8.8%
Biotechnology	8.6%
Software	8.4%
Health Care Providers & Services	6.7%
Hotels, Restaurants & Leisure	6.5%
Semiconductors & Semiconductor Equipment	5.6%
Textiles, Apparel & Luxury Goods	4.6%
Machinery	4.1%
IT Services	3.2%
Chemicals	2.7%
Equity Real Estate Investment Trust	2.4%
Banks	2.4%
Electrical Equipment	2.0%
Food Products	1.8%
Road & Rail	1.6%
Electronic Equipment, Instruments & Components	1.6%
Building Products	1.5%
Household Durables	1.5%
Health Care Technology	1.5%
Paper & Forest Products	1.4%
Trading Companies & Distributors	1.4%
Air Freight & Logistics	1.4%
Other [1]	18.7%
Investments Purchased with Collateral from Securities Lending	0.9%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
MAXIMUS Inc	2.0%
Crocs Inc	1.9%
Freshpet Inc	1.9%
Saia Inc	1.6%
Blackline Inc	1.6%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2021.
The beginning of the period is November 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Mid Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,264.39	$1,260.09	$1,262.65	$1,266.45	$1,265.97
Expenses Incurred During the Period	$ 6.57	$ 10.76	$ 7.97	$ 4.78	$ 5.17
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.99	$1,015.27	$1,017.75	$1,020.58	$1,020.23
Expenses Incurred During the Period	$ 5.86	$ 9.59	$ 7.10	$ 4.26	$ 4.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.42%, 0.85% and 0.92% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
18

Nuveen Small Cap Growth Opportunities Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,375.62	$1,370.67	$1,374.18	$1,378.36	$1,377.44
Expenses Incurred During the Period	$ 7.13	$ 11.58	$ 8.59	$ 4.84	$ 5.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.79	$1,015.03	$1,017.55	$1,020.73	$1,020.03
Expenses Incurred During the Period	$ 6.06	$ 9.84	$ 7.30	$ 4.11	$ 4.81
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.21%, 1.97%, 1.46%, 0.82% and 0.96% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

Nuveen Mid Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.8%
	COMMON STOCKS – 98.8%
	Aerospace & Defense – 1.4%
51,713	HEICO Corp., Class A	$ 6,530,318
	Auto Components – 1.2%
38,443	Aptiv PLC, (2)	5,531,563
	Banks – 1.2%
21,835	Signature Bank/New York NY	5,491,721
	Biotechnology – 7.6%
79,436	BioMarin Pharmaceutical Inc, (2)	6,189,653
78,221	ChemoCentryx Inc, (2)	3,780,421
39,082	Exact Sciences Corp, (2)	5,151,789
131,004	Horizon Therapeutics Plc, (2)	12,395,598
39,281	Seagen Inc, (2)	5,647,037
11,300	United Therapeutics Corp, (2)	2,277,628
	Total Biotechnology	35,442,126
	Building Products – 1.5%
64,845	Trex Co Inc, (2)	7,002,612
	Capital Markets – 2.3%
22,249	MSCI Inc	10,807,897
	Chemicals – 2.4%
189,963	Axalta Coating Systems Ltd, (2)	6,057,920
100,117	CF Industries Holdings Inc	4,868,690
	Total Chemicals	10,926,610
	Commercial Services & Supplies – 1.1%
44,369	Waste Connections Inc	5,284,792
	Consumer Finance – 2.7%
109,282	OneMain Holdings Inc	6,214,867
142,960	Synchrony Financial	6,253,071
	Total Consumer Finance	12,467,938
	Containers & Packaging – 1.1%
76,994	Berry Global Group Inc, (2)	4,898,358
	Diversified Consumer Services – 1.0%
116,757	2U Inc, (2)	4,582,712
20

Shares	Description (1)	Value
	Electrical Equipment – 2.1%
29,322	Generac Holdings Inc, (2)	$ 9,498,862
	Electronic Equipment, Instruments & Components – 2.8%
80,368	Cognex Corp	6,921,292
43,014	Keysight Technologies Inc, (2)	6,209,071
	Total Electronic Equipment, Instruments & Components	13,130,363
	Entertainment – 2.7%
23,201	Roku Inc, (2)	7,957,247
25,500	Take-Two Interactive Software Inc, (2)	4,472,190
	Total Entertainment	12,429,437
	Food Products – 1.7%
42,764	Freshpet Inc, (2)	7,903,642
	Health Care Equipment & Supplies – 6.5%
18,729	Align Technology Inc, (2)	11,153,682
9,562	Dexcom Inc, (2)	3,691,888
27,474	Insulet Corp, (2)	8,110,874
16,532	Teleflex Inc	6,984,439
	Total Health Care Equipment & Supplies	29,940,883
	Health Care Providers & Services – 4.4%
17,698	Amedisys Inc, (2)	4,775,805
76,823	Centene Corp, (2)	4,743,052
20,026	Molina Healthcare Inc, (2)	5,108,633
66,000	Oak Street Health Inc, (2)	4,067,580
51,969	Privia Health Group Inc, (2)	1,887,514
	Total Health Care Providers & Services	20,582,584
	Health Care Technology – 0.9%
24,272	Teladoc Health Inc, (2)	4,183,279
	Hotels, Restaurants & Leisure – 4.6%
7,084	Chipotle Mexican Grill Inc, (2)	10,569,540
35,180	Darden Restaurants Inc	5,161,610
30,758	Expedia Group Inc, (2)	5,420,482
	Total Hotels, Restaurants & Leisure	21,151,632
	Household Products – 1.3%
68,367	Church & Dwight Co Inc	5,861,787
	Interactive Media & Services – 3.3%
150,476	Eventbrite Inc, (2)	3,546,719
74,297	Match Group Inc, (2)	11,562,842
	Total Interactive Media & Services	15,109,561
21

Nuveen Mid Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 1.0%
59,989	Chewy Inc, (2), (3)	$ 4,782,323
	IT Services – 6.3%
50,017	Akamai Technologies Inc, (2)	5,436,848
28,570	FleetCor Technologies Inc, (2)	8,220,160
64,535	MAXIMUS Inc	5,913,987
44,636	VeriSign Inc, (2)	9,765,018
	Total IT Services	29,336,013
	Life Sciences Tools & Services – 1.7%
34,442	IQVIA Holdings Inc, (2)	8,083,193
	Machinery – 2.7%
159,761	Colfax Corp, (2)	7,219,600
82,321	Donaldson Co Inc	5,176,344
	Total Machinery	12,395,944
	Road & Rail – 3.0%
45,511	JB Hunt Transport Services Inc	7,769,183
26,144	Saia Inc, (2)	6,130,768
	Total Road & Rail	13,899,951
	Semiconductors & Semiconductor Equipment – 6.2%
49,000	Advanced Energy Industries Inc	5,405,190
59,552	Microchip Technology Inc	8,950,070
43,614	MKS Instruments Inc	7,811,704
18,758	Monolithic Power Systems Inc	6,778,766
	Total Semiconductors & Semiconductor Equipment	28,945,730
	Software – 18.0%
115,763	Anaplan Inc, (2)	6,905,263
33,528	Avalara Inc, (2)	4,751,253
24,553	Crowdstrike Holdings Inc, (2)	5,119,546
28,361	CyberArk Software Ltd, (2)	3,984,721
42,371	DocuSign Inc, (2)	9,446,191
19,161	HubSpot Inc, (2)	10,087,308
70,009	LivePerson Inc, (2)	3,825,992
62,155	nCino Inc, (2)	4,064,315
13,397	Paycom Software Inc, (2)	5,149,941
13,540	Proofpoint Inc, (2)	2,330,369
23,638	RingCentral Inc, (2)	7,539,340
50,198	Splunk Inc, (2)	6,346,031
56,010	Synopsys Inc, (2)	13,837,831
	Total Software	83,388,101
22

Shares	Description (1)	Value
	Specialty Retail – 2.1%
29,810	Ulta Beauty Inc, (2)	$ 9,817,924
	Textiles, Apparel & Luxury Goods – 4.0%
120,583	Levi Strauss & Co., Class A	3,480,025
30,902	Lululemon Athletica Inc, (2)	10,360,514
240,363	Under Armour Inc., Class C, (2)	4,785,627
	Total Textiles, Apparel & Luxury Goods	18,626,166
	Total Long-Term Investments (cost $333,085,341)	458,034,022

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.1%
	MONEY MARKET FUNDS – 1.1%
4,944,189	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.020% (5)	$ 4,944,189
	Total Investments Purchased with Collateral from Securities Lending (cost $4,944,189)		4,944,189

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 8,185	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $8,185,366, collateralized by $8,750,400, U.S. Treasury Notes, 0.500%, due 10/31/27, value $8,349,115	0.000%	5/03/21	$ 8,185,366
	Total Short-Term Investments (cost $8,185,366)			8,185,366
	Total Investments (cost $346,214,896) – 101.7%			471,163,577
	Other Assets Less Liabilities – (1.7)%			(7,783,856)
	Net Assets – 100%			$ 463,379,721
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $4,734,491.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.
23

Nuveen Small Cap Growth Opportunities Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.4%
	COMMON STOCKS – 98.4%
	Aerospace & Defense – 1.1%
121,775	Kratos Defense & Security Solutions Inc, (2)	$ 3,256,264
	Air Freight & Logistics – 1.4%
60,982	Hub Group Inc, Class A, (2)	4,007,737
	Auto Components – 1.1%
37,004	Patrick Industries Inc	3,315,558
	Banks – 2.4%
64,212	Ameris Bancorp	3,473,227
51,958	Preferred Bank/Los Angeles CA	3,405,327
	Total Banks	6,878,554
	Beverages – 1.0%
46,871	MGP Ingredients Inc	2,816,947
	Biotechnology – 8.6%
159,747	Affimed NV, (2)	1,707,695
20,212	Arena Pharmaceuticals Inc, (2)	1,387,150
22,516	Blueprint Medicines Corp, (2)	2,168,741
34,896	Bridgebio Pharma Inc, (2)	1,951,384
39,776	ChemoCentryx Inc, (2)	1,922,374
28,163	Emergent BioSolutions Inc, (2)	1,717,380
20,956	Fate Therapeutics Inc, (2)	1,831,345
36,696	Halozyme Therapeutics Inc, (2)	1,832,965
26,368	Horizon Therapeutics Plc, (2)	2,494,940
24,380	Intellia Therapeutics Inc, (2)	1,871,653
31,827	Natera Inc, (2)	3,501,606
6,487	Novavax Inc, (2)	1,536,965
31,036	REVOLUTION Medicines Inc, (2)	1,030,085
	Total Biotechnology	24,954,283
	Building Products – 1.5%
91,442	AZEK Co Inc, (2)	4,414,820
	Capital Markets – 1.0%
21,937	Evercore Inc, Class A	3,074,032
	Chemicals – 2.7%
63,089	Avient Corp	3,203,029
24

Shares	Description (1)	Value
	Chemicals (continued)
58,428	Ingevity Corporation, (2)	$ 4,562,058
	Total Chemicals	7,765,087
	Commercial Services & Supplies – 1.1%
25,629	Tetra Tech Inc	3,271,029
	Construction Materials – 1.0%
97,519	Summit Materials Inc, Class A, (2)	2,807,572
	Diversified Consumer Services – 1.2%
92,953	2U Inc, (2)	3,648,405
	Diversified Telecommunication Services – 1.2%
25,715	Bandwidth Inc, Class A, (2)	3,399,523
	Electrical Equipment – 2.0%
32,163	EnerSys	2,945,488
59,937	Sunrun Inc, (2)	2,936,913
	Total Electrical Equipment	5,882,401
	Electronic Equipment, Instruments & Components – 1.6%
69,432	II-VI Inc, (2)	4,661,665
	Equity Real Estate Investment Trust – 2.4%
56,511	QTS Realty Trust Inc., Class A	3,757,416
308,375	Summit Hotel Properties Inc, (2)	3,136,174
	Total Equity Real Estate Investment Trust	6,893,590
	Food & Staples Retailing – 0.7%
34,600	Performance Food Group Co, (2)	2,031,020
	Food Products – 1.8%
29,166	Freshpet Inc, (2)	5,390,460
	Health Care Equipment & Supplies – 8.8%
56,743	AtriCure Inc, (2)	4,373,183
88,932	BioLife Solutions Inc, (2)	3,103,727
56,912	Establishment Labs Holdings Inc, (2)	4,134,087
21,517	Nevro Corp, (2)	3,718,353
282,751	SmileDirectClub Inc, (2), (3)	3,007,057
72,207	Tactile Systems Technology Inc, (2)	4,137,461
33,552	Tandem Diabetes Care Inc, (2)	3,083,429
	Total Health Care Equipment & Supplies	25,557,297
	Health Care Providers & Services – 6.7%
75,318	1Life Healthcare Inc, (2)	3,277,086
68,264	Acadia Healthcare Co Inc, (2)	4,158,643
34,276	Addus HomeCare Corp, (2)	3,626,401
25

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Health Care Providers & Services (continued)
38,043	AMN Healthcare Services Inc, (2)	$3,016,810
49,312	Ensign Group Inc	4,233,435
32,570	Privia Health Group Inc, (2)	1,182,942
	Total Health Care Providers & Services	19,495,317
	Health Care Technology – 1.5%
18,293	Inspire Medical Systems Inc, (2)	4,332,148
	Hotels, Restaurants & Leisure – 6.5%
47,202	BJ's Restaurants Inc, (2)	2,878,850
46,095	Boyd Gaming Corp, (2)	3,049,184
166,023	Everi Holdings Inc, (2)	2,935,287
26,331	Jack in the Box Inc	3,176,835
41,412	Papa John's International Inc	4,005,369
33,595	Planet Fitness Inc., Class A, (2)	2,821,644
	Total Hotels, Restaurants & Leisure	18,867,169
	Household Durables – 1.5%
19,808	TopBuild Corp, (2)	4,404,903
	Insurance – 1.2%
19,482	Kinsale Capital Group Inc	3,390,063
	Interactive Media & Services – 1.2%
145,274	Eventbrite Inc, (2)	3,424,108
	IT Services – 3.2%
5,149	LiveRamp Holdings Inc, (2)	252,198
63,367	MAXIMUS Inc	5,806,952
234,560	Verra Mobility Corp, (2)	3,152,486
	Total IT Services	9,211,636
	Life Sciences Tools & Services – 1.4%
80,796	NeoGenomics Inc, (2)	3,958,196
	Machinery – 4.1%
35,471	ESCO Technologies Inc	3,857,826
30,460	John Bean Technologies Corp	4,428,275
60,945	SPX Corp, (2)	3,696,923
	Total Machinery	11,983,024
	Media – 0.9%
65,321	Magnite Inc, (2)	2,616,106
	Paper & Forest Products – 1.4%
64,490	Louisiana-Pacific Corp	4,248,601
26

Shares	Description (1)	Value
	Personal Products – 1.0%
100,562	elf Beauty Inc, (2)	$ 3,042,001
	Pharmaceuticals – 1.3%
58,704	Pacira BioSciences Inc, (2)	3,708,919
	Professional Services – 1.2%
37,149	ICF International Inc	3,382,788
	Road & Rail – 1.6%
20,149	Saia Inc, (2)	4,724,941
	Semiconductors & Semiconductor Equipment – 5.6%
39,407	Advanced Energy Industries Inc	4,346,986
74,531	Lattice Semiconductor Corp, (2)	3,749,655
76,753	MACOM Technology Solutions Holdings Inc, (2)	4,344,987
27,699	Silicon Laboratories Inc, (2)	3,904,174
	Total Semiconductors & Semiconductor Equipment	16,345,802
	Software – 8.4%
91,832	Asana Inc, Class A, (2)	3,059,842
40,652	Blackline Inc, (2)	4,718,071
26,138	CommVault Systems Inc, (2)	1,816,852
38,584	Envestnet Inc, (2)	2,848,657
84,861	Jamf Holding Corp, (2)	3,099,124
64,699	LivePerson Inc, (2)	3,535,800
30,288	Q2 Holdings Inc, (2)	3,150,558
26,056	Rapid7 Inc, (2)	2,117,050
591,081	Videopropulsion Inc, (2), (4)	591
	Total Software	24,346,545
	Specialty Retail – 1.1%
87,282	Urban Outfitters Inc, (2)	3,133,424
	Textiles, Apparel & Luxury Goods – 4.6%
55,352	Crocs Inc, (2)	5,541,842
11,744	Deckers Outdoor Corp, (2)	3,971,821
97,926	Steven Madden Ltd	3,982,651
	Total Textiles, Apparel & Luxury Goods	13,496,314
	Trading Companies & Distributors – 1.4%
42,934	Applied Industrial Technologies Inc	4,107,066
	Total Long-Term Investments (cost $209,549,176)	286,245,315

27

Nuveen Small Cap Growth Opportunities Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.9%
	MONEY MARKET FUNDS – 0.9%
2,587,599	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.020% (6)	$ 2,587,599
	Total Investments Purchased with Collateral from Securities Lending (cost $2,587,599)		2,587,599

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%
	REPURCHASE AGREEMENTS – 2.2%
$ 6,542	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $6,541,533, collateralized by $6,993,100, U.S. Treasury Notes, 0.500%, due 10/31/27, value $6,672,403	0.000%	5/03/21	$ 6,541,533
	Total Short-Term Investments (cost $6,541,533)			6,541,533
	Total Investments (cost $218,678,308) – 101.5%			295,374,447
	Other Assets Less Liabilities – (1.5)%			(4,497,682)
	Net Assets – 100%			$ 290,876,765
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,392,886.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.
28

Statement of Assets and Liabilities
April 30, 2021
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Assets
Long-term investments, at value (cost $333,085,341 and $209,549,176, respectively)(1)	$458,034,022	$286,245,315
Investment purchased with collateral from securities lending, at value (cost approximates value)	4,944,189	2,587,599
Short-term investments, at value (cost approximates value)	8,185,366	6,541,533
Receivable for:
Dividends	80,474	—
Due from affiliate	11,831	16,636
Investments sold	—	2,387,044
Shares sold	168,890	679,471
Other assets	115,320	39,544
Total assets	471,540,092	298,497,142
Liabilities
Payable for:
Collateral from securities lending program	4,944,189	2,587,599
Investments purchased - regular settlement	2,101,527	4,464,682
Shares redeemed	367,420	77,086
Accrued expenses:
Directors fees	81,885	3,550
Management fees	265,071	184,727
12b-1 distribution and service fees	57,508	14,676
Other	342,771	288,057
Total liabilities	8,160,371	7,620,377
Net assets	$463,379,721	$290,876,765

See accompanying notes to financial statements.
29

Statement of Assets and Liabilities (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Class A Shares
Net assets	$224,078,594	$ 58,497,598
Shares outstanding	5,905,253	1,755,040
Net asset value ("NAV") per share	$ 37.95	$ 33.33
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 40.27	$ 35.36
Class C Shares
Net assets	$ 4,740,328	$ 2,320,210
Shares outstanding	247,799	103,685
NAV and offering price per share	$ 19.13	$ 22.38
Class R3 Shares
Net assets	$ 19,531,736	$ 2,332,466
Shares outstanding	596,902	76,425
NAV and offering price per share	$ 32.72	$ 30.52
Class R6 Shares
Net assets	$ 35,398,296	$ 455,318
Shares outstanding	661,772	10,848
NAV and offering price per share	$ 53.49	$ 41.97
Class I Shares
Net assets	$179,630,767	$227,271,173
Shares outstanding	3,423,693	5,465,061
NAV and offering price per share	$ 52.47	$ 41.59
Fund level net assets consist of:
Capital paid-in	$273,731,608	$169,624,856
Total distributable earnings	189,648,113	121,251,909
Fund level net assets	$463,379,721	$290,876,765
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $4,734,491 and $2,392,886 for Mid Cap Growth Opportunities and Small Cap Growth Opportunities, respectively.
See accompanying notes to financial statements.
30

Statement of Operations
Six Months Ended April 30, 2021
(Unaudited)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Investment Income
Dividends	$ 706,983	$ 386,089
Securities lending income, net	3,448	9,339
Payment from affiliate	9,373	20,963
Total investment income	719,804	416,391
Expenses
Management fees	1,771,766	1,082,279
12b-1 service fees - Class A Shares	271,248	66,174
12b-1 distribution and service fees - Class C Shares	27,538	12,163
12b-1 distribution and service fees - Class R3 Shares	48,116	5,194
Shareholder servicing agent fees	175,922	193,048
Interest expense	1,231	—
Custodian fees	25,069	18,372
Professional fees	21,877	16,776
Directors fees	5,811	3,431
Shareholder reporting expenses	42,624	93,541
Federal and state registration fees	42,261	38,593
Other	7,620	3,310
Total expenses before fee waiver/expense reimbursement	2,441,083	1,532,881
Fee waiver/expense reimbursement	(31,994)	(174,411)
Net expenses	2,409,089	1,358,470
Net investment income (loss)	(1,689,285)	(942,079)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	67,522,161	48,430,012
Change in net unrealized appreciation (depreciation) of investments	35,805,723	32,580,439
Net realized and unrealized gain (loss)	103,327,884	81,010,451
Net increase (decrease) in net assets from operations	$101,638,599	$80,068,372
See accompanying notes to financial statements.
31

Statement of Changes in Net Assets
	Mid Cap Growth Opportunities		Small Cap Growth Opportunities
	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ (1,689,285)	$ (690,632)	$ (942,079)	$ (1,190,179)
Net realized gain (loss) from investments	67,522,161	57,097,989	48,430,012	26,616,300
Change in net unrealized appreciation (depreciation) of investments	35,805,723	34,975,007	32,580,439	25,815,014
Net increase (decrease) in net assets from operations	101,638,599	91,382,364	80,068,372	51,241,135
Distributions to Shareholders
Dividends:
Class A Shares	(27,006,259)	(36,832,892)	(5,791,593)	—
Class C Shares	(1,313,163)	(1,779,313)	(413,003)	—
Class R3 Shares	(2,853,671)	(5,055,764)	(241,104)	—
Class R6 Shares	(3,099,614)	(4,121,288)	(91,484)	—
Class I Shares	(16,584,219)	(25,757,305)	(19,572,399)	—
Decrease in net assets from distributions to shareholders	(50,856,926)	(73,546,562)	(26,109,583)	—
Fund Share Transactions
Proceeds from sale of shares	35,569,307	43,267,276	24,768,781	38,637,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	48,204,913	68,352,666	24,413,746	—
	83,774,220	111,619,942	49,182,527	38,637,603
Cost of shares redeemed	(58,185,805)	(135,150,062)	(27,555,497)	(84,106,692)
Net increase (decrease) in net assets from Fund share transactions	25,588,415	(23,530,120)	21,627,030	(45,469,089)
Net increase (decrease) in net assets	76,370,088	(5,694,318)	75,585,819	5,772,046
Net assets at the beginning of period	387,009,633	392,703,951	215,290,946	209,518,900
Net assets at the end of period	$463,379,721	$ 387,009,633	$290,876,765	$215,290,946
See accompanying notes to financial statements.
32

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33

Financial Highlights
Mid Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/95)
2021(f)	$34.24	$(0.16)	$ 8.90	$ 8.74	$ —	$(5.03)	$(5.03)	$37.95
2020	33.66	(0.09)	8.01	7.92	—	(7.34)	(7.34)	34.24
2019	36.79	(0.12)	3.48	3.36	—	(6.49)	(6.49)	33.66
2018	43.45	(0.20)	1.16	0.96	—	(7.62)	(7.62)	36.79
2017	36.09	(0.17)	9.20	9.03	—	(1.67)	(1.67)	43.45
2016	40.91	(0.12)	(1.36)	(1.48)	—	(3.34)	(3.34)	36.09
Class C (09/01)
2021(f)	19.42	(0.15)	4.89	4.74	—	(5.03)	(5.03)	19.13
2020	22.20	(0.18)	4.74	4.56	—	(7.34)	(7.34)	19.42
2019	26.85	(0.24)	2.08	1.84	—	(6.49)	(6.49)	22.20
2018	33.94	(0.36)	0.89	0.53	—	(7.62)	(7.62)	26.85
2017	28.74	(0.36)	7.23	6.87	—	(1.67)	(1.67)	33.94
2016	33.50	(0.31)	(1.11)	(1.42)	—	(3.34)	(3.34)	28.74
Class R3 (12/00)
2021(f)	30.14	(0.18)	7.79	7.61	—	(5.03)	(5.03)	32.72
2020	30.52	(0.14)	7.10	6.96	—	(7.34)	(7.34)	30.14
2019	34.10	(0.18)	3.09	2.91	—	(6.49)	(6.49)	30.52
2018	40.90	(0.28)	1.10	0.82	—	(7.62)	(7.62)	34.10
2017	34.14	(0.25)	8.68	8.43	—	(1.67)	(1.67)	40.90
2016	38.98	(0.20)	(1.30)	(1.50)	—	(3.34)	(3.34)	34.14
Class R6 (02/13)
2021(f)	46.46	(0.14)	12.20	12.06	—	(5.03)	(5.03)	53.49
2020	43.07	0.03	10.70	10.73	—	(7.34)	(7.34)	46.46
2019	44.94	0.01	4.61	4.62	—	(6.49)	(6.49)	43.07
2018	51.24	(0.05)	1.37	1.32	—	(7.62)	(7.62)	44.94
2017	42.11	(0.02)	10.82	10.80	—	(1.67)	(1.67)	51.24
2016	47.00	0.06	(1.61)	(1.55)	—	(3.34)	(3.34)	42.11
Class I (12/89)
2021(f)	45.67	(0.15)	11.98	11.83	—	(5.03)	(5.03)	52.47
2020	42.49	(0.01)	10.53	10.52	—	(7.34)	(7.34)	45.67
2019	44.49	(0.05)	4.54	4.49	—	(6.49)	(6.49)	42.49
2018	50.85	(0.12)	1.38	1.26	—	(7.62)	(7.62)	44.49
2017	41.87	(0.08)	10.73	10.65	—	(1.67)	(1.67)	50.85
2016	46.81	(0.04)	(1.56)	(1.60)	—	(3.34)	(3.34)	41.87
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

26.44%	$224,079	1.18%*	(0.87)%*	(0.87)%*	1.17%*	(0.85)%*	(0.86)%*	50%
28.09	185,219	1.24	(0.36)	(0.37)	1.17	(0.29)	(0.30)	89
13.43	172,912	1.24	(0.42)	N/A	1.17	(0.35)	N/A	90
2.35	196,212	1.23	(0.56)	N/A	1.17	(0.51)	N/A	106
25.89	250,908	1.23	(0.48)	N/A	1.17	(0.43)	N/A	136
(3.78)	280,681	1.29	(0.35)	N/A	1.27	(0.33)	N/A	89

26.01	4,740	1.93*	(1.58)*	(1.58)*	1.92*	(1.56)*	(1.57)*	50
27.07	5,208	1.99	(1.11)	(1.12)	1.92	(1.04)	(1.05)	89
12.58	5,664	2.00	(1.18)	N/A	1.92	(1.11)	N/A	90
1.60	7,936	1.98	(1.30)	N/A	1.92	(1.25)	N/A	106
24.95	16,278	1.98	(1.23)	N/A	1.92	(1.18)	N/A	136
(4.50)	16,956	2.04	(1.10)	N/A	2.02	(1.08)	N/A	89

26.27	19,532	1.43*	(1.12)*	(1.12)*	1.42*	(1.10)*	(1.11)*	50
27.77	16,742	1.49	(0.59)	(0.60)	1.42	(0.52)	(0.53)	89
13.15	22,135	1.50	(0.68)	N/A	1.42	(0.61)	N/A	90
2.09	26,098	1.48	(0.81)	N/A	1.42	(0.76)	N/A	106
25.60	35,402	1.48	(0.72)	N/A	1.42	(0.66)	N/A	136
(4.04)	55,093	1.54	(0.59)	N/A	1.52	(0.57)	N/A	89

26.64	35,398	0.86*	(0.54)*	(0.55)*	0.85*	(0.53)*	(0.53)*	50
28.54	28,966	0.88	(0.01)	(0.02)	0.81	0.06	0.05	89
13.85	26,329	0.86	(0.05)	N/A	0.79	0.02	N/A	90
2.75	56,250	0.84	(0.17)	N/A	0.78	(0.11)	N/A	106
26.41	72,703	0.84	(0.09)	N/A	0.78	(0.03)	N/A	136
(3.41)	50,677	0.89	0.12	N/A	0.86	0.14	N/A	89

26.60	179,631	0.93*	(0.61)*	(0.62)*	0.92*	(0.60)*	(0.60)*	50
28.38	150,875	0.99	(0.10)	(0.11)	0.92	(0.03)	(0.04)	89
13.73	165,663	1.00	(0.19)	N/A	0.92	(0.12)	N/A	90
2.61	331,728	0.98	(0.31)	N/A	0.92	(0.26)	N/A	106
26.20	425,158	0.98	(0.23)	N/A	0.92	(0.18)	N/A	136
(3.54)	491,747	1.04	(0.10)	N/A	1.02	(0.08)	N/A	89
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
35

Financial Highlights (continued)
Small Cap Growth Opportunities
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/95)
2021(f)	$27.35	$(0.14)	$ 9.89	$ 9.75	$(0.01)	$(3.76)	$(3.77)	$33.33
2020	20.96	(0.18)	6.57	6.39	—	—	—	27.35
2019	23.54	(0.14)	0.84	0.70	—	(3.28)	(3.28)	20.96
2018	24.78	(0.17)	1.94	1.77	—	(3.01)	(3.01)	23.54
2017	19.90	(0.16)	5.14	4.98	—	(0.10)	(0.10)	24.78
2016	21.57	(0.10)	0.45	0.35	—	(2.02)	(2.02)	19.90
Class C (09/01)
2021(f)	19.44	(0.17)	6.87	6.70	—	(3.76)	(3.76)	22.38
2020	15.01	(0.25)	4.68	4.43	—	—	—	19.44
2019	18.01	(0.21)	0.49	0.28	—	(3.28)	(3.28)	15.01
2018	19.79	(0.27)	1.50	1.23	—	(3.01)	(3.01)	18.01
2017	16.02	(0.26)	4.13	3.87	—	(0.10)	(0.10)	19.79
2016	17.89	(0.20)	0.35	0.15	—	(2.02)	(2.02)	16.02
Class R3 (12/00)
2021(f)	25.32	(0.17)	9.13	8.96	—	(3.76)	(3.76)	30.52
2020	19.45	(0.22)	6.09	5.87	—	—	—	25.32
2019	22.16	(0.18)	0.75	0.57	—	(3.28)	(3.28)	19.45
2018	23.56	(0.22)	1.83	1.61	—	(3.01)	(3.01)	22.16
2017	18.97	(0.21)	4.90	4.69	—	(0.10)	(0.10)	23.56
2016	20.71	(0.14)	0.42	0.28	—	(2.02)	(2.02)	18.97
Class R6 (06/16)
2021(f)	33.69	(0.07)	12.27	12.20	(0.16)	(3.76)	(3.92)	41.97
2020	25.69	(0.07)	8.07	8.00	—	—	—	33.69
2019	27.88	(0.05)	1.14	1.09	—	(3.28)	(3.28)	25.69
2018	28.72	(0.10)	2.27	2.17	—	(3.01)	(3.01)	27.88
2017	22.96	(0.08)	5.94	5.86	—	(0.10)	(0.10)	28.72
2016(g)	21.63	(0.02)	1.35	1.33	—	—	—	22.96
Class I (08/95)
2021(f)	33.38	(0.13)	12.19	12.06	(0.09)	(3.76)	(3.85)	41.59
2020	25.51	(0.14)	8.01	7.87	—	—	—	33.38
2019	27.79	(0.10)	1.10	1.00	—	(3.28)	(3.28)	25.51
2018	28.66	(0.13)	2.27	2.14	—	(3.01)	(3.01)	27.79
2017	22.94	(0.12)	5.94	5.82	—	(0.10)	(0.10)	28.66
2016	24.51	(0.06)	0.51	0.45	—	(2.02)	(2.02)	22.94
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

37.56%	$ 58,498	1.35%*	(1.04)%*	(1.05)%*	1.21%*	(0.90)%*	(0.92)%*	63%
30.55	41,683	1.42	(0.97)	(0.98)	1.22	(0.77)	(0.78)	105
5.47	34,249	1.39	(0.84)	N/A	1.23	(0.68)	N/A	104
7.89	36,452	1.38	(0.86)	N/A	1.24	(0.72)	N/A	139
25.07	34,934	1.41	(0.80)	N/A	1.30	(0.69)	N/A	95
1.90	31,255	1.48	(0.58)	N/A	1.42	(0.52)	N/A	106

37.07	2,320	2.10*	(1.76)*	(1.77)*	1.97*	(1.62)*	(1.64)*	63
29.51	2,158	2.17	(1.72)	(1.73)	1.97	(1.52)	(1.53)	105
4.74	1,631	2.14	(1.59)	N/A	1.98	(1.43)	N/A	104
7.05	2,141	2.13	(1.60)	N/A	1.99	(1.46)	N/A	139
24.21	2,181	2.16	(1.55)	N/A	2.05	(1.44)	N/A	95
1.10	1,971	2.23	(1.32)	N/A	2.18	(1.27)	N/A	106

37.42	2,332	1.60*	(1.30)*	(1.32)*	1.46*	(1.17)*	(1.19)*	63
30.18	1,482	1.67	(1.22)	(1.23)	1.47	(1.02)	(1.03)	105
5.23	1,253	1.64	(1.10)	N/A	1.48	(0.94)	N/A	104
7.60	1,206	1.63	(1.11)	N/A	1.49	(0.97)	N/A	139
24.77	1,608	1.66	(1.05)	N/A	1.55	(0.94)	N/A	95
1.62	1,631	1.73	(0.83)	N/A	1.67	(0.78)	N/A	106

37.84	455	0.95*	(0.47)*	(0.49)*	0.82*	(0.34)*	(0.36)*	63
31.14	1,038	0.98	(0.46)	(0.47)	0.78	(0.26)	(0.27)	105
6.13	144	1.01	(0.35)	N/A	0.85	(0.19)	N/A	104
8.24	14,475	1.03	(0.50)	N/A	0.88	(0.35)	N/A	139
25.56	19,108	1.04	(0.43)	N/A	0.93	(0.32)	N/A	95
6.15	19,524	1.02*	(0.29)*	N/A	0.96*	(0.23)*	N/A	106

37.74	227,271	1.10*	(0.78)*	(0.80)*	0.96*	(0.65)*	(0.66)*	63
30.81	168,931	1.17	(0.71)	(0.72)	0.97	(0.51)	(0.52)	105
5.78	172,242	1.13	(0.56)	N/A	0.98	(0.41)	N/A	104
8.14	56,194	1.13	(0.60)	N/A	0.99	(0.46)	N/A	139
25.41	43,557	1.16	(0.56)	N/A	1.05	(0.44)	N/A	95
2.10	34,468	1.24	(0.32)	N/A	1.19	(0.26)	N/A	106

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund's Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
(g)	For the period June 30, 2016 (commencement of operations) through October 31, 2016.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
37

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Mid Cap Growth Opportunities Fund (“Mid Cap Growth Opportunities”) and Nuveen Small Cap Growth Opportunities Fund (“Small Cap Growth Opportunities”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) with-out an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
38

Indemnifications
Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable
39

Notes to Financial Statements (Unaudited) (continued)
market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Mid Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$458,034,022	$ —	$ —	$458,034,022
Investments Purchased with Collateral from Securities Lending	4,944,189	—	—	4,944,189
Short-Term Investments:
Repurchase Agreements	—	8,185,366	—	8,185,366
Total	$462,978,211	$8,185,366	$ —	$471,163,577

Small Cap Growth Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$286,244,724	$ —	$ 591**	$286,245,315
Investments Purchased with Collateral from Securities Lending	2,587,599	—	—	2,587,599
Short-Term Investments:
Repurchase Agreements	—	6,541,533	—	6,541,533
Total	$288,832,323	$6,541,533	$ 591	$295,374,447

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
40

4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Mid Cap Growth Opportunities	Fixed Income Clearing Corporation	$8,185,366	$(8,349,115)
Small Cap Growth Opportunities	Fixed Income Clearing Corporation	6,541,533	(6,672,403)
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Mid Cap Growth Opportunities	Common Stocks	$4,734,491	$4,944,189
Small Cap Growth Opportunities	Common Stocks	$2,392,886	$2,587,599
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending) during the current fiscal period were as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Purchases	$218,237,901	$161,635,456
Sales	245,996,163	168,240,688
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
41

Notes to Financial Statements (Unaudited) (continued)
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/21		Year Ended 10/31/20
Mid Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	216,000	$ 8,028,357	341,601	$ 10,282,625
Class A – automatic conversion of Class C Shares	4,383	161,964	1,918	60,102
Class C	22,021	415,309	58,594	1,001,719
Class R3	79,975	2,587,049	116,835	2,963,548
Class R6	46,556	2,445,780	69,071	2,828,971
Class I	427,023	21,930,848	651,522	26,130,311
Shares issued to shareholders due to reinvestment of distributions:
Class A	743,887	26,593,929	1,279,599	36,289,441
Class C	71,611	1,294,017	105,468	1,707,528
Class R3	92,472	2,853,671	202,069	5,055,764
Class R6	61,586	3,099,614	107,409	4,121,288
Class I	290,821	14,363,682	561,024	21,178,645
	2,056,335	83,774,220	3,495,110	111,619,942
Shares redeemed:
Class A	(468,811)	(17,559,126)	(1,351,084)	(40,700,970)
Class C	(105,386)	(1,968,794)	(147,659)	(2,739,777)
Class C – automatic conversion to Class A Shares	(8,666)	(161,964)	(3,328)	(60,102)
Class R3	(131,045)	(4,230,178)	(488,749)	(13,053,741)
Class R6	(69,765)	(3,681,057)	(164,437)	(7,045,615)
Class I	(597,659)	(30,584,686)	(1,807,743)	(71,549,857)
	(1,381,332)	(58,185,805)	(3,963,000)	(135,150,062)
Net increase (decrease)	675,003	$ 25,588,415	(467,890)	$ (23,530,120)

42

	Six Months Ended 4/30/21		Year Ended 10/31/20
Small Cap Growth Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	145,803	$ 4,646,057	97,178	$ 2,190,342
Class A – automatic conversion of Class C Shares	13	421	76	1,647
Class C	16,375	358,246	42,219	749,010
Class R3	16,116	470,084	15,779	346,774
Class R6	6,230	252,555	277,938	7,332,807
Class I	482,627	19,041,418	1,047,075	28,017,023
Shares issued to shareholders due to reinvestment of distributions:
Class A	193,026	5,656,110	—	—
Class C	20,943	413,003	—	—
Class R3	8,983	241,104	—	—
Class R6	714	26,440	—	—
Class I	493,823	18,077,089	—	—
	1,384,653	49,182,527	1,480,265	38,637,603
Shares redeemed:
Class A	(107,911)	(3,426,165)	(207,545)	(4,732,224)
Class C	(44,625)	(943,901)	(39,774)	(657,605)
Class C – automatic conversion to Class A Shares	(19)	(421)	(107)	(1,647)
Class R3	(7,184)	(210,570)	(21,701)	(461,259)
Class R6	(26,888)	(1,071,445)	(252,740)	(7,154,125)
Class I	(572,878)	(21,902,995)	(2,737,371)	(71,099,832)
	(759,505)	(27,555,497)	(3,259,238)	(84,106,692)
Net increase (decrease)	625,148	$ 21,627,030	(1,778,973)	$(45,469,089)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Tax cost of investments	$347,308,398	$221,098,326
Gross unrealized:
Appreciation	$131,117,439	$ 81,675,449
Depreciation	(7,262,260)	(7,399,328)
Net unrealized appreciation (depreciation) of investments	$123,855,179	$ 74,276,121
Permanent differences, primarily due to net operating losses, real estate investment trust adjustments, tax equalization and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of October 31, 2020, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' last tax year end, were as follows:
43

Notes to Financial Statements (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Undistributed net ordinary income[1]	$ 6,242,835	$ 5,518,230
Undistributed net long-term capital gains	44,638,423	20,049,400

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Distributions from net ordinary income[1]	$ —	$ —
Distributions from net long-term capital gains	73,546,562	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' last tax year ended October 31, 2020, Small Cap Growth Opportunities utilized $673,530 of its capital loss carryforward.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
For the first $125 million	0.6000%	0.6500%
For the next $125 million	0.5875	0.6375
For the next $250 million	0.5750	0.6250
For the next $500 million	0.5625	0.6125
For the next $1 billion	0.5500	0.6000
For the next $3 billion	0.5250	0.5750
For the next $2.5 billion	0.5000	0.5500
For the next $2.5 billion	0.4875	0.5375
For net assets over $10 billion	0.4750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
44

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2021, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Mid Cap Growth Opportunities	0.2000%
Small Cap Growth Opportunities	0.1737%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses, (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Mid Cap Growth Opportunities	0.92%	July 31, 2022
Small Cap Growth Opportunities	0.99%	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
45

Notes to Financial Statements (Unaudited) (continued)
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Sales charges collected	$19,642	$30,127
Paid to financial intermediaries	17,758	27,078
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
Commission advances	$5,660	$5,573
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
12b-1 fees retained	$1,125	$616
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Mid Cap Growth Opportunities	Small Cap Growth Opportunities
CDSC retained	$768	$310
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Interest expense" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
46

9.  Subsequents Events
Class R3 Shares
Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021.
Expense Cap
During May 2021, the Board approved an extension of the Expense Cap limitation for the Funds to July 31, 2023.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.
47

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Mid-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Growth Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Index: An index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index measures the performance of the smallest 800 companies in the Russell 1000® Index. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell Midcap® Growth Index: An index that measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
49

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
50

Notes
51

Nuveen:
Serving Investors for Generations
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Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FCGO-0421P1668436-INV-B-06/22

Mutual Funds
30 April 2021
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Select Fund	FLRAX	FLYCX	—	—	FLRYX
Nuveen Small Cap Select Fund	EMGRX	FHMCX	ASEIX	ASEFX	ARSTX
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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year of global economic recession, financial market turbulence and some immeasurable losses. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
With vaccine progress and economic stimulus providing real benefits to the global economy, markets continue to anticipate a strong rebound in growth, especially in the U.S., along with higher inflation. To extend relief programs enacted earlier in the crisis, the U.S. government passed $900 billion in aid to individuals and businesses in late December 2020. Another $1.9 trillion relief package was signed into law in March 2021 providing extended unemployment benefits, direct payments to individuals and families, assistance to state and local municipalities, grants to education and public health, and other support. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world remain committed to supporting the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and market observers, while the Fed and other central banks believe it to be more transitory.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, COVID-19 cases are still elevated in some regions, as more virulent strains have spread and vaccination rollouts have been uneven around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the virus spread. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it can be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
June 22, 2021

4

Portfolio Managers’
Comments
Nuveen Large Cap Select Fund
Nuveen Small Cap Select Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser.
David Chalupnik, CFA, and Evan Staples, CFA, are the portfolio managers for the Nuveen Large Cap Select Fund. David assumed portfolio management responsibilities in 2003 and Evan joined the portfolio management team for the Fund in 2017.
Gregory Ryan, CFA, and Jon Loth, CFA, are the portfolio managers for the Nuveen Small Cap Select Fund. Greg assumed portfolio management responsibilities in 2013 and Jon joined the portfolio management team for the Fund in 2019.
Here the portfolio management teams for the Funds discuss the key investment strategies and the Funds’ performance for the six-month reporting period ended April 30, 2021.
An Update on COVID-19 Coronavirus and its Impact on the Securities Markets
Vaccination progress across Western countries has been encouraging for the markets, although the spread of new variants of the COVID-19 coronavirus is being closely watched. Although the pace of vaccinations in the U.S. has recently slowed, half of U.S. states and Washington D.C. have fully vaccinated at least 50% of their adult populations as of May 2021 according to the Centers for Disease Control and Prevention. In other regions of the world, vaccine rollouts have been slower than expected. Nevertheless, there are more vaccines still in development, some of which have announced positive trial results, vaccine trials have begun for children and governments are looking to adjust rollout plans to speed and/or broaden distribution.
After moderating in late 2020, the U.S. economic recovery reaccelerated in early 2021 as vaccinations, reopening and federal stimulus checks encouraged consumer spending. Pledges from central banks and governments to sustain the recovery with policy support are underpinning positive economic outlooks for the full year and beyond. The U.S. government approved a $900 billion relief package in late December 2020 and followed with another $1.9 trillion stimulus plan in March 2021. The Biden administration has proposed a $2 trillion infrastructure improvement plan and a $1.8 trillion families plan investing in education, child care, paid family leave and other support, although the specifics of both proposals are expected to be highly debated in Congress.
Markets rallied on optimism for normalization in daily life and in the economy, furthering the recovery from the March 2020 sell-off. Although the detection of the virus in China was made public in December 2019, markets did not start to fully acknowledge the risks and potential economic impact until the latter portion of February 2020, when outbreaks outside of China were first reported. Global stock markets sold off severely, with the S&P 500® Index reaching a bear market (a 20% drop from the previous high) within three weeks, the fastest bear market decline in history. Even certain parts of the bond market suffered; below investment grade municipal and corporate bonds generally dropped the furthest, mostly out of concerns for the continued financial stability of lower quality issuers. Demand for safe-haven assets, along with mounting recession fears, drove the yield on the 10-year U.S. Treasury note to 0.5% in March 2020, an all-time low. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shut-downs across the global economy sharply reduced oil demand, although oil prices have recovered to well above those lows.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
Nuveen Fund Advisors, LLC, and the portfolio management teams are monitoring the situation carefully and managing the Funds to best pursue investment objectives while mitigating risks through all market environments.
Nuveen Large Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV outperformed both the S&P 500® and the Lipper Large-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
The Fund pursues long-term capital appreciation by investing primarily in the common stocks of companies that have market capitalizations of $5 billion or greater at the time of purchase. During the reporting period, the portfolio management team continued to employ a rigorous research approach to find and invest in stocks that had strong and/or improving fundamentals, attractive valuations and a catalyst to drive future performance. The portfolio management team process focuses on constructing a portfolio that offers the best opportunity to achieve superior, risk-adjusted returns over the long term. The Fund entered a small position in the real estate sector while adding to the financials, industrials, materials and information technology sectors. The Fund trimmed exposure in the consumer discretionary, health care, utilities and consumer staples sectors. At the end of the reporting period, the Fund’s largest overweights versus the S&P 500® benchmark were in the industrials and communication services sectors, while the largest underweights were in the consumer staples and consumer discretionary sectors.
Equity markets hit record levels during the reporting period amid low central bank interest rates, fiscal stimulus, vaccine launches, declining COVID-19 cases and higher-than-expected corporate earnings, which heightened expectations for a faster global economic recovery. The economic recovery stoked a rally into value stocks, small-cap stocks, mid-cap stocks and emerging market stocks. The S&P 500® advanced by almost 30% during the six-month reporting period led by the energy, financial and industrial sectors, which produced double-digit gains of approximately 76%, 54% and 35%, respectively. Across the market capitalization spectrum, value stocks outperformed growth by a wide margin.
The Fund’s outperformance versus the benchmark was primarily the result of strong stock selection in the financial, consumer discretionary, consumer staples and communication services sectors. An underweight position in the weaker performing consumer staples sector also aided results. The Fund had no sectors that detracted in any meaningful way from a stock selection standpoint. However, allocation effect was a modest drag on results, including overweight positions in the weaker performing utilities and consumer discretionary sectors and an underweight in the strongest performing energy sector.
The financial sector was the strongest performing segment in the Fund on a relative basis during the reporting period, led by positions in Discover Financial Services, Morgan Stanley and Synchrony Financial. As a group, consumer finance and bank stocks rallied based on the positive vaccine developments, a steepening yield curve, improving prospects for reserve releases and the return of share buybacks in 2021. More specifically, Discover Financial posted lower-than-expected provisioning on top of better-than-expected revenues and expenses. The company’s credit card portfolio has started to stabilize and credit metrics such as net charge-offs and delinquencies are trending in the right direction.
Also, Morgan Stanley reported an earnings increase with strength across each of its business segments. The company’s strong earnings in the past four quarters and excess capital provide one of the more favorable potential capital return profiles in 2021. Morgan Stanley also acquired Eaton Vance as it continues to add recurring fee-based revenue streams.
6

In addition, consumer finance company Synchrony Financial performed strongly after largely exceeding consensus estimates for first quarter 2021 earnings. Although the company faces some headwinds on loan growth and net interest income from the stimulus, management is confident in stronger revenue trends in the second half of 2021 as high levels of reserves and capital should start to decline. Purchase volume trends should also set Synchrony Financial up for an acceleration in loan demand. The company possesses solid fundamentals, above-average revenue growth and key partnerships that should help propel future growth. The Fund continued to hold all three of these financial positions.
In the consumer discretionary sector, Travel + Leisure Co., formerly Wyndham Destinations, outperformed. Wyndham acquired the Travel + Leisure brand from Meredith Corp. early in 2021 and re-branded itself. The company provides vacation and travel experiences and services to consumers through vacation ownership, exchanges and subscription travel brands. Travel + Leisure has been a re-opening beneficiary as vaccine distribution has increased steadily and the travel industry show positive momentum. Although variants of the COVID-19 virus will continue to pose a risk, further vaccination distribution, positive momentum in employment and additional stimulus will likely drive more improvements in travel trends. Therefore, the Fund continued to hold Travel + Leisure in its portfolio.
Also in consumer discretionary sector, Capri Holdings Limited, the owner of the Michael Kors, Jimmy Choo and Versace brands, performed well. Revenues were much higher than expected across all three brands and the company saw sequential improvement as well as strong gross and earnings margin performance. The company is well positioned for additional fundamental improvement and trades at an attractive relative valuation. The Fund continued to hold Capri Holdings.
While the Fund’s underweight in the energy sector weighed on performance, stock selection was positive including a position in Pioneer Natural Resources Company, an exploration and production company focused in the Permian Basin. Shares rose for much of the reporting period as vaccine distribution ramped up, oil prices improved on better demand and lower production, and investor sentiment favored energy as a re-opening play. Given the company’s strong free cash flow potential, solid balance sheet and commitment to returning capital to shareholders, the Fund continued to hold Pioneer Natural Resources.
Within the information technology sector, the Fund benefited from Taiwan Semiconductor Manufacturing Co. Ltd., the largest semiconductor producer in the world. The company reported a strong third quarter 2020 and again raised its full-year growth outlook. Taiwan Semiconductor is a high quality compounder with a dominant position in the foundry market and is also levered to long-term growth in technology such as 5G, cloud computing and autonomous driving. However, following the company’s strong share price gains in February 2021, the Fund sold its position.
Proofpoint Inc., a leading provider of enterprise software solutions for email security, also contributed to performance during the reporting period. Private equity firm Thoma Bravo offered to acquire the firm for $176 per share in cash, which represented a 34% premium to the prior closing price. The stock jumped following the announcement, although the acquisition is not expected to close until the third quarter of 2021. The Fund exited the position following the announcement.
The technology sector was also home to one laggard worth noting, Salesforce.com Inc., a leading provider of cloud-based customer relationship management software. The company reported strong earnings with several segments showing impressive growth and issued guidance well above consensus. However, the solid results were overshadowed by its $27.7 billion acquisition of Slack Technologies. Many investors believed that Salesforce overpaid for the company. In December 2020, the company’s president and chief financial officer announced his upcoming retirement. Although the stock experienced some turbulence after this news, Salesforce remains one of the fastest growing large-cap software businesses and a proven market share taker. The Fund maintained its position.
The health care sector was a modest detractor for the Fund with positions in AstraZeneca PLC and Centene Corporation weighing on results. Shares of AstraZeneca were volatile throughout the reporting period due to challenges surrounding its COVID-19 vaccine as European regulators linked it to unusual blood clots. The company also announced the purchase of Alexion Pharmaceuticals, which weighed on the stock as well. Despite the weakness, the Fund continued to hold AstraZeneca given the company’s double-digit sales and earnings growth potential over the next five years, which is well ahead of its peers.
Managed health care provider Centene Corporation also detracted from relative performance due to several factors. Shares initially rose following the election because the Affordable Care Act was unlikely to be overturned during the Biden administration’s term. However, the stock subsequently saw a correction over the following days, likely from short-term investors locking in gains. Centene’s
7

Portfolio Managers’ Comments (continued)
shares continued to be pressured after the company hosted an investor day in December 2020 and indicated enrollment would decline in 2021, lowering earnings per share guidance below consensus. Management also reported a Medical Loss Ratio below expectations during the first quarter 2021 earnings call, which sent the stock even lower and causing the Fund to exit Centene.
On the positive side of the health care sector, shares of BioNTech SE, best known for its partnership with Pfizer to make the mRNA vaccine, rose nearly two-fold during the month of April 2021 as COVID-19 cases reversed direction. The stock saw additional benefits when blood clotting news was released about the Johnson & Johnson vaccine, which resulted in a suspension. Later in April 2021, BioNTech announced an agreement with the European Union to supply an additional 100 million doses to Europe. With booster shots in development, the company is positioned to be a long-term beneficiary of emerging COVID-19 variants. The Fund continued to hold BioNTech in the portfolio.
In the consumer discretionary sector, Alibaba Group Holding Limited and Amazon.com Inc. detracted from the Fund’s relative performance. Despite reporting solid quarterly results, Alibaba’s shares fell following the suspension of the Ant Group IPO, a Chinese firm in which Alibaba owns a large equity stake. More bad news came later in the reporting period when the Chinese government launched an investigation into Alibaba for monopolistic practices, sending the stock down sharply. Considering these headwinds, the Fund exited the position in Alibaba.
In the case of Amazon.com, the Fund shifted to an underweight position in early March 2021 before the stock went on a rally during the month of April 2021. Although no specific news propelled the rally, the anticipation of strong earnings coupled with a third round of stimulus checks were likely contributing factors. Amazon faces tough competition from Microsoft and Google in the cloud space, while its ability to successfully expand into new markets also poses a headwind for the company. As a result, the Fund maintained the underweight.
In the utilities sector, American Electric Power Company Inc. detracted from the Fund’s performance. The market’s preference for re-opening opportunities and the threat of higher interest rates weighed on sentiment for the overall sector, despite the company reporting solid earnings. American Electric is an attractive defensive utility that trades at a relative discount to the sector. The company has a compelling mix of catalysts including the possible divestment of its Kentucky Power utility in the short to medium term and the potential to build out additional renewable capacity in the long term. Therefore, the Fund continued to hold the stock.
In the communication services sector, the Fund’s overweight position in social media giant Facebook Inc. detracted from performance. Facebook performed fairly well during the reporting period after reporting two strong quarters that topped consensus estimates, but fell short versus the overall return of the S&P 500®. Impressive advertising revenue growth reported during the fourth quarter of 2020 was overshadowed by management’s reiteration of potential revenue headwinds from Apple’s upcoming privacy change in its iOS 14 update, which will inhibit companies’ ability to use third party data. Shares rallied later in the reporting period following strong first quarter 2021 results that topped expectations by a wide margin with improving fundamentals and accelerating revenue growth. However, the rally was not enough to catch up to benchmark performance. The Fund continued to maintain an overweight position because Facebook is seeing increased user engagement in its Instagram, WhatsApp and Messenger apps.
Nuveen Small Cap Select Fund
How did the Fund perform during the six-month reporting period ended April 30, 2021?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for each share class of the Fund for the period ended April 30, 2021. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV) only. The Fund’s Class A Shares at NAV underperformed both the Russell 2000® Index and the Lipper Small-Cap Core Funds Classification Average during the six-month reporting period.
What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?
8

The Fund seeks to provide long-term capital appreciation by investing primarily in the common stocks of small-capitalization companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the Russell 2000® Index on the last business day of the month in which its most recent reconstitution was completed. Reconstitution of the index currently is completed in June of each year. On June 30, 2020, the range of the index was $41 million to $12.4 billion. During the reporting period, the portfolio management team continued to focus on building a well-diversified portfolio of small-cap stocks from companies with strengthening balance sheets and free cash flow characteristics. While targeting companies with sound business models and strong competitive advantages that can gain market share opportunistically in the current environment and remain committed to its approach of investing in quality companies that are trading at a discount to both intrinsic and relative value metrics.
Equity markets hit record levels during the reporting period amid ultra-low central bank interest rates, massive fiscal stimulus, vaccine launches, declining COVID-19 cases and higher-than-expected corporate earnings, which heightened expectations for a faster global economic recovery. The economic recovery stoked a rally into value, small-cap, mid-cap and emerging market stocks. As a result, the Fund’s benchmark, the Russell 2000® Index, rebounded strongly from the previous reporting period. Value stocks within the benchmark led the charge, outperforming the growth component of the index by more than 20% during the reporting period, correcting some of 2020’s significant gap in valuations between small-cap growth and small-cap value stocks across all sectors.
The Fund produced strong absolute returns during the reporting period, but fell short of the Russell 2000® benchmark primarily due to stock selection in the information technology, industrial and communication services sectors. Security selection was beneficial among the financials, materials, health care and energy sector stocks.
The information technology sector was the primary source of underperformance for the Fund. Rising interest rates during the reporting period spurred multiple contraction among software stocks as investors flocked to value-oriented names across several industries. The Fund saw weak results from its position in LiveRamp Holdings Inc., an emerging identification solutions company allowing marketers to target customers across multiple channels. The company encountered a $30 million guidance headwind due to the sunsetting of third-party cookies coupled with a competitive announcement from Google that impacted the entire digital advertising industry. As a result, the Fund sold its position in LiveRamp.
Ping Identity Holding Corp., a provider of access management cybersecurity solutions with products targeting identity access management, detracted from performance despite the firm’s efforts to drive further software-as-a-service adoption. The company reported strong results with revenue and annual recurring revenue exceeding investor expectations. However, the shorter duration of contracts due to the COVID-19 crisis impacted Ping Identity’s guidance and impaired visibility regarding larger deals, leading the Fund to close out the position.
Mobile and online business communications firm LivePerson Inc. reported healthy December 2020 quarter results with 2021 guidance well ahead of investor expectations. However, the company also fell prey to the market’s preference for higher risk and lower quality cyclical exposure. The Fund continued to maintain its position in LivePerson.
Although the Fund benefited from an overweight position in the more cyclical industrials sector, security selection weighed on relative performance. During the first half of the reporting period, the Fund’s position in Sunrun Inc. delivered strong performance based on a favorable fundamental backdrop for solar power that was magnified by the bullish investor response to an announced merger with peer Vivant Solar. However, despite the prospects for long-term growth in residential solar power, shares sold off due to the rise in interest rates, which compressed assumptions about the company’s valuation and sentiment around financing costs. The Fund maintained a position in Sunrun because the recent merger offers the potential for the firm to benefit from healthy forecasted solar adoption in California and business synergies. The company is also aligned well with the new Biden administration’s objectives and environmental, social and governance (ESG) investing themes.
In the communication services sector, a position in Bandwidth Inc. detracted. The company is a leading cloud-based Communications Platform as a Service (CPaaS) company that allows enterprises to build, scale and manage various communications via software. The company delivered very favorable 2021 guidance with 35% expected revenue growth on strong cloud adoption. Unfortunately, the stock was negatively impacted as high growth companies underperformed given the market’s appetite for risk and lower quality cyclical exposure. The Fund has maintained its position in Bandwidth Inc.
9

Portfolio Managers’ Comments (continued)
The financial sector was the strongest performing area of the Fund relative to the benchmark, led by positions in regional banks due to improving credit conditions and a steeper yield curve as longer term Treasury yields rose. This signaled a more optimistic economic profile, which investors believed would benefit banks with solid lending capabilities. The standout performer in the group was Western Alliance Bancorp, a high quality, fast growing niche market lender in the southwestern U.S. The company reported robust core December 2020 results featuring double-digit loan and deposit growth and building loan pipelines. Management also announced an accretive acquisition of AmeriHome during the reporting period and offered favorable commentary regarding the impact on growth in the firm’s residential mortgage business. The Fund continued to hold Western Alliance in the portfolio.
Although the materials sector is one of the smaller sectors in the index, it delivered an outsized positive relative contribution as investors favored cyclical recovery plays. In particular, the lumber industry was a source of strength where shares of Louisiana Pacific Corporation continued to rally due to sustained wood product pricing gains. The company also benefited from a strong trajectory in siding volume growth against very favorable supply/demand dynamics and remarkable housing market strength. Fourth quarter 2020 results handily beat estimates and investors appeared to be appreciating the rising margin contributions of the siding operations to Louisiana Pacific’s business mix. The Fund maintained this position in its portfolio.
The health care sector was also a source of strength for the Fund, particularly among medical technology stocks. Shares of Establishment Labs Holdings Inc., a rapidly-growing global aesthetic implant manufacturer for breast augmentation and reconstruction, surged during the reporting period following record fourth quarter 2020 financial results and guidance for 30% revenue growth in 2021, which was slightly ahead of expectations. The company also announced early European approval for its next generation implants and a pathway for its minimally-invasive system in the second half of 2021. In addition, shares benefited from a January 2021 announcement that a major competitor would be exiting a number of European, Latin American and Southeast Asian markets due to safety concerns. The Fund continued to hold this stock.
AtriCure Inc., a manufacturer of surgical technology for the treatment of atrial fibrillation, also performed strongly during the reporting period. The company’s Convergent procedure was approved by the U.S. Food and Drug Administration (FDA) for the treatment of long-standing, persistent atrial fibrillation, a move that should unlock a $250 million market opportunity and provide synergies for the rest of the business. The Fund maintained a position in AtriCure at end of the reporting period.
Conversely in the health care sector, the Fund’s position in emerging contract manufacturer Emergent BioSolutions Inc., the maker of countermeasures for biologic and chemical threats, did not fare as well. The company, which manufactures source material for Johnson & Johnson’s COVID-19 vaccine, disclosed during the reporting period that contamination issues ruined 30 million doses and delayed its FDA certification as an ongoing supplier. This development damaged the company’s contract manufacturing credibility and led the Fund to exit Emergent BioSolutions.
Also, shares of the diabetes insulin pump manufacturer Tandem Diabetes Care Inc. slumped despite significant fourth quarter 2020 earnings and initial guidance that was 8% higher than expectations based on pump market acceleration and share capture despite COVID-19 crisis related disruptions. Investors chose to focus on a timeline slip for the company’s next-generation insulin pump as well as lingering competitive concerns. The Fund maintained the position.
The energy sector produced the strongest absolute returns of any sector in both the Fund and the index during the reporting period. Therefore, the Fund's underweight position in the sector detracted, but was offset by favorable security selection. Broadly speaking, oil markets performed very well due to reduced production capacity by the Organization of the Petroleum Exporting Countries (OPEC) amid the COVID-19 crisis and general increases in oil demand as COVID-19 crisis related slowdowns gradually improved. These two developments reduced oil and gas in storage and created a more balanced supply and demand profile that will aid in better pricing for exploration and production companies. The Fund’s strongest relative performer in the sector was PDC Energy Inc., an oil producer focused in the Denver-Julesburg Basin in Colorado and the Delaware Basin of the Permian. PDC Energy’s recent results exceeded consensus expectations as various cost drivers have trended favorably. Management has guided for both production growth during 2021 (without additional capital expenditure requirements) and upside free cash flow. The Fund maintained this position.
The consumer discretionary sector was home to several standout performers during the reporting period, driven by expectations for recovery and additional stimulus. In particular, the Fund benefited from significant outperformance by gaming stocks: Everi Holdings Inc. and Penn National Gaming Inc. Everi, a provider of video and mechanical reel gaming content and technology solutions, saw
10

its shares more than double during the reporting period following multiple earnings reports that provided upside to consensus estimates on the back of an increase in installed machines and daily win per unit. Additionally, the company announced the launch of its touchless Cash Club Wallet offering at two casinos, which could provide yet another avenue for longer-term growth. The Fund maintained a position in Everi.
Similarly, shares of Penn National surged after reporting significantly improved financial results. The company operates 41 regional casinos and racing facilities plus offers online gaming and sports betting. Improved traffic and higher spending per visit, coupled with the company’s leaner cost structure, led to considerable operating leverage as Penn National’s core brick-and-mortar casinos returned to normal. The company also launched its Barstool Sports Book app in Pennsylvania and Michigan, which opened the door for online sports and gaming activity. However, its stretched valuation led the Fund to sell shares in favor of more attractive alternatives.
Stock selection in the restaurant and automotive areas of the consumer discretionary sector provided an additional lift to performance. Shares of BJ’s Restaurants Inc., a craft beer-oriented casual dining concept that is heavily represented in California, caught up to the group as COVID-19 crisis restrictions on the West Coast finally began to ease. Average weekly sales reached a positive inflection point in February 2021 driven in part by outdoor and off-premise business, a subscription-based beer club and individual catering boxes.
Also, Adient PLC, the world’s largest automotive seating systems supplier, benefited from improved auto production following the negative COVID-19 crisis impact in 2020. Although management expects some negative impact from the supply constraints on the semiconductor supply chain, Adient is driving double-digit top line growth, solid margin expansion and remains focused on deleveraging. The Fund maintained both positions.
11

Risk Considerations
Nuveen Large Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, and common stock risk. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.
Nuveen Small Cap Select Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund’s prospectus.
12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.
13

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	1/31/03	32.14%	46.91%	17.59%	12.94%	1.30%	1.06%
Class A Shares at maximum Offering Price	1/31/03	24.54%	38.47%	16.21%	12.27%	-	-
S&P 500® Index	-	28.85%	45.98%	17.42%	14.17%	-	-
Lipper Large-Cap Core Funds Classification Average	-	28.66%	44.83%	16.07%	12.76%	-	-
Class C Shares	1/31/03	31.62%	45.78%	16.70%	12.27%	2.05%	1.81%
Class I Shares	1/31/03	32.30%	47.24%	17.88%	13.22%	1.05%	0.81%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
14

Nuveen Small Cap Select Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of April 30, 2021*
		Cumulative	Average Annual			Expense Ratios**
	Inception Date	6-Month	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/06/92	47.71%	77.11%	16.60%	11.25%	1.48%	1.24%
Class A Shares at maximum Offering Price	5/06/92	39.18%	66.89%	15.22%	10.60%	-	-
Russell 2000® Index	-	48.06%	74.91%	16.48%	11.63%	-	-
Lipper Small-Cap Core Funds Classification Average	-	50.48%	72.17%	13.47%	10.26%	-	-
Class C Shares	9/24/01	47.12%	75.80%	15.74%	10.59%	2.23%	1.99%
Class R3 Shares	1/03/94	47.44%	76.62%	16.29%	10.97%	1.73%	1.49%
Class I Shares	5/06/92	47.95%	77.50%	16.88%	11.53%	1.23%	0.99%

	Total Returns as of April 30, 2021*
		Cumulative	Average Annual		Expense Ratios**
	Inception Date	6-Month	1-Year	Since Inception	Gross	Net
Class R6 Shares	2/28/18	47.94%	77.59%	16.62%	1.09%	0.86%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase (effective March 1, 2021, eight years after purchase). Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. All outstanding Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.
15

Holding Summaries    as of April 30, 2021
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	99.5%
Investments Purchased with Collateral from Securities Lending	1.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Portfolio Composition (% of net assets)
Interactive Media & Services	10.2%
Software	9.2%
IT Services	8.2%
Semiconductors & Semiconductor Equipment	5.7%
Health Care Providers & Services	5.1%
Consumer Finance	4.5%
Health Care Equipment & Supplies	3.8%
Hotels, Restaurants & Leisure	3.3%
Biotechnology	3.2%
Entertainment	3.1%
Electrical Equipment	3.1%
Chemicals	3.0%
Internet & Direct Marketing Retail	2.9%
Banks	2.7%
Machinery	2.6%
Capital Markets	2.6%
Building Products	2.4%
Metals & Mining	2.1%
Aerospace & Defense	1.9%
Other [1]	19.9%
Investments Purchased with Collateral from Securities Lending	1.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc, Class C	6.3%
Microsoft Corp	5.6%
Facebook Inc, Class A	3.9%
Mastercard Inc, Class A	3.3%
Amazon.com Inc	2.9%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
16

Nuveen Small Cap Select Fund
Fund Allocation (% of net assets)
Common Stocks	98.3%
Investments Purchased with Collateral from Securities Lending	0.9%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	10.0%
Hotels, Restaurants & Leisure	7.0%
Health Care Providers & Services	6.7%
Health Care Equipment & Supplies	6.2%
Biotechnology	5.9%
Machinery	5.5%
Semiconductors & Semiconductor Equipment	4.7%
Equity Real Estate Investment Trust	4.6%
Software	3.7%
Trading Companies & Distributors	2.9%
Electrical Equipment	2.8%
Capital Markets	2.5%
IT Services	2.5%
Chemicals	2.5%
Textiles, Apparel & Luxury Goods	2.4%
Specialty Retail	2.4%
Auto Components	2.4%
Consumer Finance	1.9%
Oil, Gas & Consumable Fuels	1.7%
Building Products	1.5%
Other [1]	18.5%
Investments Purchased with Collateral from Securities Lending	0.9%
Repurchase Agreements	1.8%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Western Alliance Bancorp	1.8%
PDC Energy Inc	1.6%
AZEK Co Inc	1.5%
Altra Industrial Motion Corp	1.5%
Beacon Roofing Supply Inc	1.5%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
17

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended April 30, 2021.
The beginning of the period is November 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Select Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,321.38	$1,316.22	$1,322.96
Expenses Incurred During the Period	$ 6.04	$ 10.34	$ 4.61
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.59	$1,015.87	$1,020.83
Expenses Incurred During the Period	$ 5.26	$ 9.00	$ 4.01
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.05%, 1.80%, and 0.80% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
18

Nuveen Small Cap Select Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,477.07	$1,471.24	$1,474.39	$1,479.40	$1,479.48
Expenses Incurred During the Period	$ 7.62	$ 12.19	$ 9.14	$ 5.53	$ 6.09
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.65	$1,014.93	$1,017.41	$1,020.33	$1,019.89
Expenses Incurred During the Period	$ 6.21	$ 9.94	$ 7.45	$ 4.51	$ 4.96
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.24%, 1.99%, 1.49%, 0.90% and 0.99% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
19

20

Nuveen Large Cap Select Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.5%
	COMMON STOCKS – 99.5%
	Aerospace & Defense – 1.9%
8,204	Airbus SE, Unsponsored ADR, (2), (3)	$246,202
8,342	Raytheon Technologies Corp	694,388
	Total Aerospace & Defense	940,590
	Auto Components – 1.0%
3,551	Aptiv PLC, (3)	510,953
	Automobiles – 1.4%
8,775	General Motors Co, (3)	502,105
7,093	Volkswagen AG, Unsponsored ADR, (2)	224,919
	Total Automobiles	727,024
	Banks – 2.7%
11,692	Citigroup Inc	832,938
34,755	Huntington Bancshares Inc/OH	532,447
	Total Banks	1,365,385
	Beverages – 0.9%
4,745	Monster Beverage Corp, (3)	460,502
	Biotechnology – 3.2%
7,146	AbbVie Inc	796,779
2,453	BioNTech SE, ADR, (3)	461,851
1,668	Vertex Pharmaceuticals Inc, (3)	363,957
	Total Biotechnology	1,622,587
	Building Products – 2.4%
13,058	Carrier Global Corp	569,068
10,192	Johnson Controls International plc	635,369
	Total Building Products	1,204,437
	Capital Markets – 2.6%
3,570	Charles Schwab Corp	251,328
12,545	Morgan Stanley	1,035,590
	Total Capital Markets	1,286,918
	Chemicals – 3.0%
15,947	Axalta Coating Systems Ltd, (3)	508,550
3,755	International Flavors & Fragrances Inc	533,848
8,075	Nutrien Ltd	445,659
	Total Chemicals	1,488,057
21

Shares	Description (1)	Value
	Commercial Services & Supplies – 1.2%
4,430	Waste Management Inc	$ 611,207
	Communications Equipment – 1.6%
15,513	Cisco Systems Inc	789,767
	Consumer Finance – 4.5%
3,991	American Express Co	612,020
7,742	Discover Financial Services	882,588
17,692	Synchrony Financial	773,848
	Total Consumer Finance	2,268,456
	Electric Utilities – 1.4%
7,983	American Electric Power Co Inc	708,172
	Electrical Equipment – 3.1%
3,903	Eaton Corp PLC	557,856
2,520	Hubbell Inc	483,865
22,547	Vertiv Holdings Co	511,817
	Total Electrical Equipment	1,553,538
	Entertainment – 3.1%
6,205	Activision Blizzard Inc	565,834
5,335	Walt Disney Co, (3)	992,417
	Total Entertainment	1,558,251
	Equity Real Estate Investment Trust – 1.1%
4,555	Simon Property Group Inc	554,526
	Food & Staples Retailing – 0.6%
2,086	Walmart Inc	291,852
	Health Care Equipment & Supplies – 3.8%
14,874	Boston Scientific Corp, (3)	648,507
5,484	Medtronic PLC	717,965
2,993	Zimmer Biomet Holdings Inc	530,240
	Total Health Care Equipment & Supplies	1,896,712
	Health Care Providers & Services – 5.1%
1,578	Anthem Inc	598,677
2,425	Cigna Corp	603,849
1,320	Humana Inc	587,717
1,931	UnitedHealth Group Inc	770,083
	Total Health Care Providers & Services	2,560,326
	Hotels, Restaurants & Leisure – 3.3%
3,212	McDonald's Corp	758,289
7,857	Travel + Leisure Co	507,012
22

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)
5,278	Wyndham Hotels & Resorts Inc	$ 385,875
	Total Hotels, Restaurants & Leisure	1,651,176
	Household Durables – 1.1%
2,429	Whirlpool Corp	574,337
	Insurance – 1.2%
6,271	Prudential Financial Inc	629,358
	Interactive Media & Services – 10.2%
1,324	Alphabet Inc, Class C, (3)	3,190,998
5,965	Facebook Inc, Class A, (3)	1,939,103
	Total Interactive Media & Services	5,130,101
	Internet & Direct Marketing Retail – 2.9%
428	Amazon.com Inc, (3)	1,484,056
	IT Services – 8.2%
10,188	Fiserv Inc, (3)	1,223,783
4,335	Mastercard Inc, Class A	1,656,230
5,332	Visa Inc, Class A	1,245,342
	Total IT Services	4,125,355
	Machinery – 2.6%
2,003	Deere & Co	742,812
2,784	Stanley Black & Decker Inc	575,648
	Total Machinery	1,318,460
	Metals & Mining – 2.1%
19,967	Freeport-McMoRan Inc	752,955
4,641	Newmont Corp	289,645
	Total Metals & Mining	1,042,600
	Oil, Gas & Consumable Fuels – 1.0%
3,423	Pioneer Natural Resources Co	526,560
	Pharmaceuticals – 1.8%
17,124	AstraZeneca PLC, Sponsored ADR, (4)	908,771
	Road & Rail – 1.4%
3,090	Union Pacific Corp	686,258
	Semiconductors & Semiconductor Equipment – 5.7%
1,576	Broadcom Inc	718,971
1,593	Lam Research Corp	988,377
8,812	Marvell Technology Inc	398,390
3,882	NXP Semiconductors NV	747,324
	Total Semiconductors & Semiconductor Equipment	2,853,062
23

Shares	Description (1)	Value
	Software – 9.2%
2,437	Check Point Software Technologies Ltd, (3)	$284,666
11,159	Microsoft Corp	2,814,077
3,489	salesforcecom Inc, (3)	803,586
1,419	ServiceNow Inc, (3)	718,539
	Total Software	4,620,868
	Textiles, Apparel & Luxury Goods – 0.5%
4,890	Capri Holdings Ltd, (3)	269,341
	Tobacco – 1.7%
8,883	Philip Morris International Inc	843,885
	Trading Companies & Distributors – 1.0%
5,683	WESCO International Inc, (3)	521,245
	Wireless Telecommunication Services – 1.0%
3,778	T-Mobile US Inc, (3)	499,187
	Total Long-Term Investments (cost $37,231,760)	50,083,880

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 1.8%
	MONEY MARKET FUNDS – 1.8%
899,643	State Street Navigator Securities Lending Government Money Market Portfolio, (5)	0.020% (6)	$ 899,643
	Total Investments Purchased with Collateral from Securities Lending (cost $899,643)		899,643

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%
	REPURCHASE AGREEMENTS – 0.5%
$ 259	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $258,555, collateralized by $276,500, U.S. Treasury Notes, 0.500%, due 10/31/27, value $263,820	0.000%	5/03/21	$ 258,555
	Total Short-Term Investments (cost $258,555)			258,555
	Total Investments (cost $38,389,958) – 101.8%			51,242,078
	Other Assets Less Liabilities – (1.8)%			(903,561)
	Net Assets – 100%			$ 50,338,517
24

Nuveen Large Cap Select Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $899,643.
(5)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(6)	The rate shown is the one-day yield as of the end of the reporting period.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
25

Nuveen Small Cap Select Fund
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.3%
	Aerospace & Defense – 0.9%
44,866	Kratos Defense & Security Solutions Inc, (2)	$ 1,199,717
	Air Freight & Logistics – 1.3%
27,740	Hub Group Inc, Class A, (2)	1,823,073
	Auto Components – 2.4%
37,917	Adient PLC, (2)	1,757,074
16,886	Patrick Industries Inc	1,512,985
	Total Auto Components	3,270,059
	Banks – 10.0%
27,808	Ameris Bancorp	1,504,135
32,213	Banner Corp	1,830,987
60,919	Home BancShares Inc/AR	1,695,376
26,335	PacWest Bancorp	1,143,202
22,033	Preferred Bank/Los Angeles CA	1,444,043
44,443	Renasant Corp	1,872,383
24,002	Western Alliance Bancorp	2,521,890
22,599	Wintrust Financial Corp	1,742,383
	Total Banks	13,754,399
	Beverages – 0.9%
20,121	MGP Ingredients Inc	1,209,272
	Biotechnology – 5.9%
9,043	Arena Pharmaceuticals Inc, (2)	620,621
6,177	Blueprint Medicines Corp, (2)	594,969
10,302	Bridgebio Pharma Inc, (2)	576,088
15,256	ChemoCentryx Inc, (2)	737,322
9,769	Emergent BioSolutions Inc, (2)	595,714
7,686	Fate Therapeutics Inc, (2)	671,680
11,560	Halozyme Therapeutics Inc, (2)	577,422
11,320	Horizon Therapeutics Plc, (2)	1,071,098
7,460	Intellia Therapeutics Inc, (2)	572,704
6,188	Natera Inc, (2)	680,804
4,219	Novavax Inc, (2)	999,608
13,154	REVOLUTION Medicines Inc, (2)	436,581
	Total Biotechnology	8,134,611
26

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Building Products – 1.5%
44,052	AZEK Co Inc, (2)	$ 2,126,830
	Capital Markets – 2.5%
11,944	Evercore Inc, Class A	1,673,713
15,843	Piper Sandler Cos	1,837,629
	Total Capital Markets	3,511,342
	Chemicals – 2.5%
37,102	Avient Corp	1,883,669
23,538	HB Fuller Co	1,572,809
	Total Chemicals	3,456,478
	Construction Materials – 1.0%
46,396	Summit Materials Inc, Class A, (2)	1,335,741
	Consumer Finance – 1.9%
23,067	PROG Holdings Inc	1,175,033
37,830	Regional Management Corp	1,465,156
	Total Consumer Finance	2,640,189
	Diversified Consumer Services – 1.1%
38,652	2U Inc, (2)	1,517,091
	Diversified Telecommunication Services – 1.1%
11,206	Bandwidth Inc, Class A, (2)	1,481,433
	Electrical Equipment – 2.8%
15,143	EnerSys	1,386,796
10,053	Regal Beloit Corp	1,451,955
20,080	Sunrun Inc, (2)	983,920
	Total Electrical Equipment	3,822,671
	Electronic Equipment, Instruments & Components – 0.9%
85,606	TTM Technologies Inc, (2)	1,284,090
	Equity Real Estate Investment Trust – 4.6%
74,162	Brandywine Realty Trust	1,003,412
6,811	EastGroup Properties Inc	1,080,633
55,467	Industrial Logistics Properties Trust	1,375,582
36,316	STAG Industrial Inc	1,325,897
151,624	Summit Hotel Properties Inc, (2)	1,542,016
	Total Equity Real Estate Investment Trust	6,327,540
	Gas Utilities – 1.3%
23,300	Spire Inc	1,755,422
	Health Care Equipment & Supplies – 6.2%
22,407	AtriCure Inc, (2)	1,726,908
27

Shares	Description (1)	Value
	Health Care Equipment & Supplies (continued)
42,558	BioLife Solutions Inc, (2)	$1,485,274
19,733	Establishment Labs Holdings Inc, (2)	1,433,405
115,014	SmileDirectClub Inc, (2), (3)	1,223,174
22,611	Tactile Systems Technology Inc, (2)	1,295,610
14,503	Tandem Diabetes Care Inc, (2)	1,332,826
	Total Health Care Equipment & Supplies	8,497,197
	Health Care Providers & Services – 6.7%
32,648	1Life Healthcare Inc, (2)	1,420,514
25,815	Acadia Healthcare Co Inc, (2)	1,572,650
15,137	AMN Healthcare Services Inc, (2)	1,200,364
72,565	Option Care Health Inc, (2)	1,384,540
15,461	Privia Health Group Inc, (2)	561,544
38,287	Select Medical Holdings Corp, (2)	1,444,186
28,416	Tenet Healthcare Corp, (2)	1,683,932
	Total Health Care Providers & Services	9,267,730
	Hotels, Restaurants & Leisure – 7.0%
2,851	BJ's Restaurants Inc, (2)	173,882
22,271	Boyd Gaming Corp, (2)	1,473,227
109,823	Everi Holdings Inc, (2)	1,941,671
10,412	Marriott Vacations Worldwide Corp, (2)	1,849,483
69,845	Noodles & Co, (2)	844,077
14,627	Papa John's International Inc	1,414,723
41,057	Six Flags Entertainment Corp, (2)	1,928,858
	Total Hotels, Restaurants & Leisure	9,625,921
	IT Services – 2.5%
1,727	LiveRamp Holdings Inc, (2)	84,588
21,866	MAXIMUS Inc	2,003,800
102,779	Verra Mobility Corp, (2)	1,381,350
	Total IT Services	3,469,738
	Machinery – 5.5%
35,295	Altra Industrial Motion Corp	2,082,758
24,389	Astec Industries Inc	1,829,419
49,634	Shyft Group Inc	1,758,036
30,823	SPX Corp, (2)	1,869,723
	Total Machinery	7,539,936
	Media – 0.8%
27,654	Magnite Inc, (2)	1,107,543
	Metals & Mining – 1.3%
48,819	Alcoa Corp, (2)	1,788,728
28

Nuveen Small Cap Select Fund (continued)
Portfolio of Investments    April 30, 2021
(Unaudited)
Shares	Description (1)	Value
	Mortgage Real Estate Investment Trust – 0.8%
96,292	Ladder Capital Corp	$ 1,144,912
	Multi-Utilities – 1.3%
26,482	Black Hills Corp	1,826,728
	Oil, Gas & Consumable Fuels – 1.7%
62,300	PDC Energy Inc, (2)	2,274,573
	Paper & Forest Products – 1.2%
25,767	Louisiana-Pacific Corp	1,697,530
	Personal Products – 1.0%
47,530	elf Beauty Inc, (2)	1,437,783
	Pharmaceuticals – 1.0%
21,275	Pacira BioSciences Inc, (2)	1,344,155
	Professional Services – 1.2%
17,500	ICF International Inc	1,593,550
	Road & Rail – 1.4%
8,446	Saia Inc, (2)	1,980,587
	Semiconductors & Semiconductor Equipment – 4.7%
16,872	Advanced Energy Industries Inc	1,861,151
7,163	CMC Materials Inc	1,313,909
28,759	Lattice Semiconductor Corp, (2)	1,446,865
33,484	MACOM Technology Solutions Holdings Inc, (2)	1,895,529
	Total Semiconductors & Semiconductor Equipment	6,517,454
	Software – 3.7%
38,095	Asana Inc, Class A, (2)	1,269,326
10,294	CommVault Systems Inc, (2)	715,536
14,395	J2 Global Inc, (2)	1,741,795
24,882	LivePerson Inc, (2)	1,359,801
	Total Software	5,086,458
	Specialty Retail – 2.4%
27,195	Foot Locker Inc	1,603,961
47,028	Urban Outfitters Inc, (2)	1,688,305
	Total Specialty Retail	3,292,266
	Textiles, Apparel & Luxury Goods – 2.4%
21,662	Kontoor Brands Inc	1,361,023
49,006	Steven Madden Ltd	1,993,074
	Total Textiles, Apparel & Luxury Goods	3,354,097
29

Shares	Description (1)	Value
	Trading Companies & Distributors – 2.9%
20,614	Applied Industrial Technologies Inc	$1,971,935
36,112	Beacon Roofing Supply Inc, (2)	2,034,189
	Total Trading Companies & Distributors	4,006,124
	Total Long-Term Investments (cost $100,542,308)	135,502,968

Shares	Description (1)	Coupon	Value
	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.9%
	MONEY MARKET FUNDS – 0.9%
1,201,776	State Street Navigator Securities Lending Government Money Market Portfolio, (4)	0.020% (5)	$ 1,201,776
	Total Investments Purchased with Collateral from Securities Lending (cost $1,201,776)		1,201,776

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.8%
	REPURCHASE AGREEMENTS – 1.8%
$ 2,476	Repurchase Agreement with Fixed Income Clearing Corporation, dated 4/30/21, repurchase price $2,475,622, collateralized by $2,646,600, U.S. Treasury Notes, 0.500%, due 10/31/27, value $2,525,230	0.000%	5/03/21	$ 2,475,622
	Total Short-Term Investments (cost $2,475,622)			2,475,622
	Total Investments (cost $104,219,706) – 101.0%			139,180,366
	Other Assets Less Liabilities – (1.0)%			(1,322,920)
	Net Assets – 100%			$ 137,857,446
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,111,358.
(4)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 4 – Portfolio Securities and Investments in Derivatives for more information.
(5)	The rate shown is the one-day yield as of the end of the reporting period.
See accompanying notes to financial statements.
30

Statement of Assets and Liabilities
April 30, 2021
(Unaudited)
	Large Cap Select	Small Cap Select
Assets
Long-term investments, at value (cost $37,231,760 and $100,542,308, respectively)(1)	$50,083,880	$135,502,968
Investment purchased with collateral from securities lending, at value (cost approximates value)	899,643	1,201,776
Short-term investments, at value (cost approximates value)	258,555	2,475,622
Receivable for:
Dividends	36,096	26,639
Due from affiliate	1,819	14,045
Investments sold	252,286	2,470,486
Shares sold	12,521	202,853
Other assets	22,417	55,859
Total assets	51,567,217	141,950,248
Liabilities
Payable for:
Collateral from securities lending program	899,643	1,201,776
Investments purchased - regular settlement	254,249	2,542,920
Shares redeemed	—	103,670
Accrued expenses:
Directors fees	652	23,118
Management fees	22,922	82,523
12b-1 distribution and service fees	7,666	18,283
Other	43,568	120,512
Total liabilities	1,228,700	4,092,802
Net assets	$50,338,517	$137,857,446

See accompanying notes to financial statements.
31

Statement of Assets and Liabilities (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Class A Shares
Net assets	$30,299,871	$ 72,132,234
Shares outstanding	719,412	6,327,501
Net asset value ("NAV") per share	$ 42.12	$ 11.40
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 44.69	$ 12.10
Class C Shares
Net assets	$ 1,965,359	$ 1,207,978
Shares outstanding	50,677	199,293
NAV and offering price per share	$ 38.78	$ 6.06
Class R3 Shares
Net assets	$ —	$ 6,742,225
Shares outstanding	—	680,751
NAV and offering price per share	$ —	$ 9.90
Class R6 Shares
Net assets	$ —	$ 2,888,673
Shares outstanding	—	185,632
NAV and offering price per share	$ —	$ 15.56
Class I Shares
Net assets	$18,073,287	$ 54,886,336
Shares outstanding	425,643	3,534,704
NAV and offering price per share	$ 42.46	$ 15.53
Fund level net assets consist of:
Capital paid-in	$30,446,398	$ 84,791,049
Total distributable earnings	19,892,119	53,066,397
Fund level net assets	$50,338,517	$137,857,446
Authorized shares - per class	2 billion	2 billion
Par value per share	$ 0.0001	$ 0.0001

(1)	Includes securities loaned of $899,643 and $1,111,358 for Large Cap Select and Small Cap Select, respectively.
See accompanying notes to financial statements.
32

Statement of Operations
Six Months Ended April 30, 2021
(Unaudited)
	Large Cap Select	Small Cap Select
Investment Income
Dividends	$ 295,793	$ 456,578
Securities lending income, net	349	2,673
Payment from affiliate	2,791	16,720
Tax withheld	(2,373)	—
Total investment income	296,560	475,971
Expenses
Management fees	164,599	495,598
12b-1 service fees - Class A Shares	34,239	79,105
12b-1 distribution and service fees - Class C Shares	9,701	5,142
12b-1 distribution and service fees - Class R3 Shares	—	14,721
Shareholder servicing agent fees	15,555	58,897
Interest expense	—	219
Custodian fees	9,076	14,222
Professional fees	12,278	13,653
Directors fees	636	1,550
Shareholder reporting expenses	9,951	29,469
Federal and state registration fees	27,289	39,456
Other	855	2,933
Total expenses before fee waiver/expense reimbursement	284,179	754,965
Fee waiver/expense reimbursement	(53,128)	(79,889)
Net expenses	231,051	675,076
Net investment income (loss)	65,509	(199,105)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	7,061,267	18,690,352
Change in net unrealized appreciation (depreciation) of investments	5,891,018	24,009,773
Net realized and unrealized gain (loss)	12,952,285	42,700,125
Net increase (decrease) in net assets from operations	$13,017,794	$42,501,020
See accompanying notes to financial statements.
33

Statement of Changes in Net Assets
	Large Cap Select		Small Cap Select
	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20	Unaudited Six Months Ended 4/30/21	Year Ended 10/31/20
Operations
Net investment income (loss)	$ 65,509	$ 263,136	$ (199,105)	$ 14,037
Net realized gain (loss) from investments	7,061,267	1,173,674	18,690,352	2,286,463
Change in net unrealized appreciation (depreciation) of investments	5,891,018	908,025	24,009,773	(762,160)
Net increase (decrease) in net assets from operations	13,017,794	2,344,835	42,501,020	1,538,340
Distributions to Shareholders
Dividends:
Class A Shares	(211,310)	(288,657)	(852,635)	(81,269)
Class C Shares	(6,336)	(9,872)	(25,593)	—
Class R3 Shares	—	—	(103,624)	—
Class R6 Shares	—	—	(33,157)	(11,344)
Class I Shares	(163,741)	(256,895)	(480,425)	(116,045)
Decrease in net assets from distributions to shareholders	(381,387)	(555,424)	(1,495,434)	(208,658)
Fund Share Transactions
Proceeds from sale of shares	4,795,533	5,878,456	20,860,312	15,280,667
Proceeds from shares issued to shareholders due to reinvestment of distributions	295,603	417,962	1,460,994	197,954
	5,091,136	6,296,418	22,321,306	15,478,621
Cost of shares redeemed	(9,296,835)	(11,065,090)	(13,726,964)	(22,801,671)
Net increase (decrease) in net assets from Fund share transactions	(4,205,699)	(4,768,672)	8,594,342	(7,323,050)
Net increase (decrease) in net assets	8,430,708	(2,979,261)	49,599,928	(5,993,368)
Net assets at the beginning of period	41,907,809	44,887,070	88,257,518	94,250,886
Net assets at the end of period	$50,338,517	$ 41,907,809	$137,857,446	$ 88,257,518
See accompanying notes to financial statements.
34

Financial Highlights
Large Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (01/03)
2021(f)	$32.12	$ 0.04	$10.24	$10.28	$(0.17)	$(0.11)	$(0.28)	$42.12
2020	30.71	0.17	1.61	1.78	(0.37)	—	(0.37)	32.12
2019	28.87	0.21	2.72	2.93	(0.10)	(0.99)	(1.09)	30.71
2018	27.50	0.12	1.38	1.50	(0.13)	—	(0.13)	28.87
2017	21.24	0.10	6.25	6.35	(0.09)	—	(0.09)	27.50
2016	20.59	0.09	0.61	0.70	(0.05)	—	(0.05)	21.24
Class C (01/03)
2021(f)	29.56	(0.09)	9.42	9.33	—	(0.11)	(0.11)	38.78
2020	28.28	(0.06)	1.47	1.41	(0.13)	—	(0.13)	29.56
2019	26.77	( —)*	2.50	2.50	—	(0.99)	(0.99)	28.28
2018	25.57	(0.10)	1.30	1.20	—	—	—	26.77
2017	19.82	(0.08)	5.83	5.75	—	—	—	25.57
2016	19.31	(0.06)	0.57	0.51	—	—	—	19.82
Class I (01/03)
2021(f)	32.41	0.09	10.32	10.41	(0.25)	(0.11)	(0.36)	42.46
2020	30.98	0.25	1.62	1.87	(0.44)	—	(0.44)	32.41
2019	29.13	0.28	2.73	3.01	(0.17)	(0.99)	(1.16)	30.98
2018	27.74	0.19	1.40	1.59	(0.20)	—	(0.20)	29.13
2017	21.42	0.16	6.30	6.46	(0.14)	—	(0.14)	27.74
2016	20.76	0.14	0.62	0.76	(0.10)	—	(0.10)	21.42
35

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

32.14%	$30,300	1.27%**	(0.01)%**	(0.02)%**	1.05%**	0.22%**	0.21%**	58%
5.76	24,135	1.30	0.34	0.34	1.11	0.54	0.54	101
10.86	24,224	1.20	0.68	N/A	1.15	0.73	N/A	108
5.47	23,030	1.16	0.37	N/A	1.14	0.39	N/A	101
29.99	14,778	1.19	0.36	N/A	1.14	0.40	N/A	276
3.40	7,983	1.22	0.44	N/A	1.21	0.45	N/A	116

31.62	1,965	2.02**	(0.76)**	(0.77)**	1.80**	(0.53)**	(0.54)**	58
4.99	1,743	2.05	(0.40)	(0.40)	1.86	(0.21)	(0.21)	101
10.02	2,097	1.95	(0.07)	N/A	1.90	(0.02)	N/A	108
4.65	2,145	1.91	(0.39)	N/A	1.89	(0.37)	N/A	101
29.06	1,389	1.94	(0.39)	N/A	1.89	(0.34)	N/A	276
2.64	1,074	1.97	(0.32)	N/A	1.96	(0.31)	N/A	116

32.30	18,073	1.02**	0.24**	0.23**	0.80**	0.46**	0.45**	58
6.02	16,030	1.05	0.60	0.60	0.86	0.79	0.79	101
11.13	18,567	0.95	0.93	N/A	0.90	0.98	N/A	108
5.74	48,569	0.91	0.63	N/A	0.89	0.65	N/A	101
30.31	45,599	0.94	0.61	N/A	0.89	0.66	N/A	276
3.69	37,597	0.97	0.69	N/A	0.96	0.70	N/A	116
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
*	Rounds to more than $(0.01) per share
**	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
36

Financial Highlights (continued)
Small Cap Select
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended October 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/92)
2021(f)	$ 7.83	$ (0.02)	$3.73	$3.71	$( —)**	$(0.14)	$(0.14)	$11.40
2020	7.71	( —)**	0.13	0.13	(0.01)	—	(0.01)	7.83
2019	9.26	( —)**	0.28	0.28	( —)**	(1.83)	(1.83)	7.71
2018	10.13	(0.01)	0.35	0.34	—	(1.21)	(1.21)	9.26
2017	9.21	(0.02)	1.97	1.95	(0.01)	(1.02)	(1.03)	10.13
2016	11.01	0.01	0.30	0.31	—	(2.11)	(2.11)	9.21
Class C (09/01)
2021(f)	4.23	(0.03)	2.00	1.97	—	(0.14)	(0.14)	6.06
2020	4.19	(0.03)	0.07	0.04	—	—	—	4.23
2019	6.00	(0.03)	0.05	0.02	—	(1.83)	(1.83)	4.19
2018	7.02	(0.05)	0.24	0.19	—	(1.21)	(1.21)	6.00
2017	6.70	(0.06)	1.40	1.34	—	(1.02)	(1.02)	7.02
2016	8.64	(0.04)	0.21	0.17	—	(2.11)	(2.11)	6.70
Class R3 (01/94)
2021(f)	6.84	(0.03)	3.25	3.22	(0.02)	(0.14)	(0.16)	9.90
2020	6.74	(0.02)	0.12	0.10	—	—	—	6.84
2019	8.37	(0.02)	0.22	0.20	—	(1.83)	(1.83)	6.74
2018	9.28	(0.03)	0.33	0.30	—	(1.21)	(1.21)	8.37
2017	8.53	(0.04)	1.81	1.77	—	(1.02)	(1.02)	9.28
2016	10.38	(0.01)	0.27	0.26	—	(2.11)	(2.11)	8.53
Class R6 (02/18)
2021(f)	10.66	(0.01)	5.09	5.08	(0.04)	(0.14)	(0.18)	15.56
2020	10.49	0.03	0.20	0.23	(0.06)	—	(0.06)	10.66
2019	11.87	0.04	0.44	0.48	(0.03)	(1.83)	(1.86)	10.49
2018(g)	11.82	0.02	0.03	0.05	—	—	—	11.87
Class I (05/92)
2021(f)	10.63	(0.01)	5.08	5.07	(0.03)	(0.14)	(0.17)	15.53
2020	10.46	0.02	0.19	0.21	(0.04)	—	(0.04)	10.63
2019	11.85	0.03	0.44	0.47	(0.03)	(1.83)	(1.86)	10.46
2018	12.60	0.03	0.43	0.46	—	(1.21)	(1.21)	11.85
2017	11.24	0.01	2.40	2.41	(0.03)	(1.02)	(1.05)	12.60
2016	12.93	0.04	0.38	0.42	—	(2.11)	(2.11)	11.24
37

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

47.71%	$72,132	1.38%*	(0.55)%*	(0.58)%*	1.24%*	(0.41)%*	(0.44)%*	60%
1.70	49,513	1.48	(0.29)	(0.31)	1.24	(0.05)	(0.07)	90
6.95	55,849	1.42	(0.17)	N/A	1.24	0.01	N/A	70
3.48	60,930	1.43	(0.24)	N/A	1.24	(0.06)	N/A	95
21.76	67,405	1.41	(0.24)	N/A	1.33	(0.16)	N/A	66
4.05	67,428	1.44	0.10	N/A	1.44	0.10	N/A	66

47.12	1,208	2.13*	(1.31)*	(1.34)*	1.99*	(1.17)*	(1.20)*	60
0.95	807	2.23	(1.01)	(1.03)	1.99	(0.78)	(0.80)	90
6.09	1,029	2.17	(0.92)	N/A	1.99	(0.74)	N/A	70
2.78	1,436	2.18	(1.00)	N/A	1.99	(0.81)	N/A	95
20.75	4,913	2.16	(0.99)	N/A	2.09	(0.91)	N/A	66
3.37	5,625	2.19	(0.65)	N/A	2.19	(0.65)	N/A	66

47.44	6,742	1.63*	(0.81)*	(0.84)*	1.49*	(0.67)*	(0.70)*	60
1.48	4,603	1.73	(0.55)	(0.57)	1.49	(0.32)	(0.34)	90
6.65	5,194	1.68	(0.42)	N/A	1.49	(0.24)	N/A	70
3.34	5,264	1.68	(0.50)	N/A	1.49	(0.31)	N/A	95
21.40	5,381	1.66	(0.49)	N/A	1.59	(0.41)	N/A	66
3.76	5,310	1.69	(0.12)	N/A	1.69	(0.12)	N/A	66

47.94	2,889	1.04*	(0.21)*	(0.24)*	0.90*	(0.08)*	(0.11)*	60
2.15	1,994	1.09	0.08	0.06	0.86	0.32	0.30	90
7.22	2,070	1.03	0.17	N/A	0.85	0.36	N/A	70
0.42	6,532	1.03*	0.06*	N/A	0.85*	0.24*	N/A	95

47.95	54,886	1.13*	(0.33)*	(0.36)*	0.99*	(0.19)*	(0.22)*	60
2.00	31,341	1.23	(0.04)	(0.06)	0.99	0.19	0.17	90
7.13	30,109	1.17	0.08	N/A	0.99	0.26	N/A	70
3.77	37,420	1.18	0.02	N/A	0.99	0.21	N/A	95
22.03	49,150	1.16	0.01	N/A	1.08	0.09	N/A	66
4.33	45,574	1.19	0.36	N/A	1.19	0.36	N/A	66

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the periods ended 2021 and 2020, the Fund received voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	Unaudited. For the six months ended April 30, 2021.
(g)	For the period February 28, 2018 (commencement of operations) through October 31, 2018.
*	Annualized.
**	Rounds to more than $(.01) per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended October 31, 2020.
See accompanying notes to financial statements.
38

Notes to Financial Statements
(Unaudited)
1.  General Information
Trust and Fund Information
Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of Nuveen Large Cap Select Fund (“Large Cap Select”) and Nuveen Small Cap Select Fund (“Small Cap Select”), (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.
The end of the reporting period for the Funds is April 30, 2021, and the period covered by these Notes to Financial Statements is the six months ended April 30, 2021 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) with-out an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares eight years (ten years prior to March 1, 2021) after purchase. Class R3 Shares, Class R6 Shares and Class I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Directors (the "Board") has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
39

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update ("ASU") 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotation are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds' financial statements.
40

Notes to Financial Statements (Unaudited) (continued)
3.  Investment Valuation and Fair Value Measurements
The Funds' investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.
For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.
Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the independent pricing service (“pricing service”) and are generally classified as Level 1 or 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Funds' investments as of the end of the reporting period, based on the inputs used to value them:
Large Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$49,612,759	$471,121**	$ —	$50,083,880
Investments Purchased with Collateral from Securities Lending	899,643	—	—	899,643
Short-Term Investments:
Repurchase Agreements	—	258,555	—	258,555
Total	$50,512,402	$729,676	$ —	$51,242,078

41

Small Cap Select	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$135,502,968	$ —	$ —	$135,502,968
Investments Purchased with Collateral from Securities Lending	1,201,776	—	—	1,201,776
Short-Term Investments:
Repurchase Agreements	—	2,475,622	—	2,475,622
Total	$136,704,744	$2,475,622	$ —	$139,180,366

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
Large Cap Select	Fixed Income Clearing Corporation	$ 258,555	$ (263,820)
Small Cap Select	Fixed Income Clearing Corporation	2,475,622	(2,525,230)
Securities Lending
Each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The loans are continuous, can be recalled at any time, and have no set maturity. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. The actual percentage of the cash collateral will vary depending upon the asset type of the loaned securities. Collateral for the loaned securities is invested in a government money market vehicle maintained by the Agent, which is subject to the requirements of Rule 2a-7 under the 1940 Act. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statement of Operations.
As of the end of the reporting period, the total value of securities on loan and the total value of collateral received were as follows:
Fund	Asset Class out on Loan	Long-Term Investments, at Value	Total Collateral Received
Large Cap Select	Common Stock	$ 899,643	$ 899,643
Small Cap Select	Common Stock	$1,111,358	$1,201,776
Investment Transactions
Long-term purchases and sales (excluding investments purchased with collateral from securities lending, where applicable) during the current fiscal period were as follows:
42

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Purchases	$26,989,936	$73,546,067
Sales	31,261,773	67,440,207
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 4/30/21		Year Ended 10/31/20
Large Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	33,530	$ 1,280,096	134,762	$ 4,158,714
Class A – automatic conversion of Class C Shares	715	28,717	322	9,547
Class C	565	18,580	7,173	185,304
Class I	88,559	3,468,140	50,169	1,524,891
Shares issued to shareholders due to reinvestment of distributions:
Class A	5,570	202,130	8,421	275,945
Class C	191	6,335	304	9,233
Class I	2,381	87,138	4,024	132,784
	131,511	5,091,136	205,175	6,296,418
Shares redeemed:
Class A	(71,844)	(2,684,722)	(180,869)	(5,479,450)
Class C	(8,278)	(297,997)	(22,286)	(631,267)
Class C – automatic conversion to Class A Shares	(776)	(28,717)	(349)	(9,547)
Class I	(159,888)	(6,285,399)	(158,896)	(4,944,826)
	(240,786)	(9,296,835)	(362,400)	(11,065,090)
Net increase (decrease)	(109,275)	$(4,205,699)	(157,225)	$ (4,768,672)

43

	Six Months Ended 4/30/21		Year Ended 10/31/20
Small Cap Select	Shares	Amount	Shares	Amount
Shares sold:
Class A	339,155	$ 3,548,945	307,114	$ 2,205,137
Class A – automatic conversion of Class C Shares	549	5,939	565	4,406
Class C	35,915	206,581	70,370	281,979
Class R3	105,393	963,451	224,753	1,220,971
Class R6	37,153	505,099	65,961	634,452
Class I	1,128,346	15,630,297	1,104,358	10,933,722
Shares issued to shareholders due to reinvestment of distributions:
Class A	89,710	844,246	9,868	80,423
Class C	5,098	25,593	—	—
Class R3	12,627	103,624	—	—
Class R6	2,572	33,157	1,026	11,344
Class I	35,363	454,374	9,610	106,187
	1,791,881	22,321,306	1,793,625	15,478,621
Shares redeemed:
Class A	(424,592)	(4,310,763)	(1,242,360)	(9,117,685)
Class C	(31,390)	(174,171)	(124,081)	(490,229)
Class C – automatic conversion to Class A Shares	(1,170)	(5,939)	(1,041)	(4,406)
Class R3	(110,208)	(987,989)	(322,738)	(2,126,594)
Class R6	(41,098)	(586,788)	(77,255)	(754,897)
Class I	(576,064)	(7,661,314)	(1,044,786)	(10,307,860)
	(1,184,522)	(13,726,964)	(2,812,261)	(22,801,671)
Net increase (decrease)	607,359	$ 8,594,342	(1,018,636)	$ (7,323,050)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of April 30, 2021.
	Large Cap Select	Small Cap Select
Tax cost of investments	$38,450,090	$104,492,363
Gross unrealized:
Appreciation	$13,034,662	$ 37,099,968
Depreciation	(242,674)	(2,411,965)
Net unrealized appreciation (depreciation) of investments	$12,791,988	$ 34,688,003
Permanent differences, primarily due to federal taxes paid, real estate investment trust adjustments, distribution reallocations, and tax equalization, resulted in reclassifications among the Funds' components of net assets as of October 31, 2020, the Funds' last tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of October 31, 2020, the Funds' last tax year end, were as follows:
44

Notes to Financial Statements (Unaudited) (continued)
	Large Cap Select	Small Cap Select
Undistributed net ordinary income[1]	$215,137	$ —
Undistributed net long-term capital gains	139,605	1,384,383

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ last tax year ended October 31, 2020 was designated for purposes of the dividends paid deduction as follows:
	Large Cap Select	Small Cap Select
Distributions from net ordinary income[1]	$555,424	$ 64,365
Distributions from net long-term capital gains	—	144,293

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
During the Funds' last tax year ended October 31, 2020, the Funds utilized capital loss carryforwards as follows:
	Large Cap Select	Small Cap Select
Utilized capital loss carryforwards	$834,737	$647,469
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
Small Cap Select
Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	32,071
2 Capital losses incurred from November 1, 2019 through October 31, 2020, the Funds’ last tax year end.
3 Ordinary losses incurred from January 1, 2020 through October 31, 2020 and/or specified losses incurred from November 1, 2019 through October 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Select	Small Cap Select
For the first $125 million	0.5000%	0.6500%
For the next $125 million	0.4875	0.6375
For the next $250 million	0.4750	0.6250
For the next $500 million	0.4625	0.6125
For the next $1 billion	0.4500	0.6000
For the next $3 billion	0.4250	0.5750
For the next $2.5 billion	0.4000	0.5500
For the next $2.5 billion	0.3875	0.5375
For net assets over $10 billion	0.3750	0.5250
The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of "eligible assets" of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund's assets that are not "eligible assets". The complex-level fee schedule for each Fund is as follows:
45

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2021, the complex-level fee rate for each Fund was 0.2000%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the percentages of the average daily net assets of any class of Fund shares in the amounts and for the time period stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will not be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board.
Fund	Expense Cap	Expense Cap Expiration Date
Large Cap Select	0.80%	July 31, 2022
Small Cap Select	0.99	July 31, 2022
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
The Funds receive voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as “Payment from affiliate” on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Select	Small Cap Select
Sales charges collected	$8,883	$11,979
Paid to financial intermediaries	7,863	11,034
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
46

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Select	Small Cap Select
Commission advances	$163	$5,553
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Select	Small Cap Select
12b-1 fees retained	$336	$552
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Large Cap Select	Small Cap Select
CDSC retained	$61	$52
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 un-less extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
9.  Subsequent Events
Class R3 Shares
Class R3 Shares converted to Class A Shares after the close of business on June 4, 2021.
Expense Cap
During May 2021, the Board approved an extension of the Expense Cap limitation for the Funds to July 31, 2023.
Committed Line of Credit
During June 2021, the Participating Funds renewed the standby credit facility through June 2022. In conjunction with this renewal the commitment amount increased from $2.405 billion to $2.635 billion and the interest rate changed from the higher of a) LIBOR plus 1.25% or b) the Fed Funds rate plus 1.25% to the higher of a) OBFR (Overnight Bank Funding Rate) plus 1.20% or b) the Fed Funds Rate plus 1.20%. The Participating Funds also incurred a 0.05% upfront fee on the increase of the commitment amount. All other terms remain relatively unchanged.
47

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
48

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Lipper Large-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Lipper Small-Cap Core Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Small-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions but do not reflect any applicable sales charges.
Market Capitalization: The market capitalization of a company is equal to the number of the company’s common shares outstanding multiplied by the current price of the company’s stock.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
49

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage each Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each of the Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Funds did not exceed the 15% limit on Illiquid investments.
50

Notes
51

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com    MSA-FSLCT-0421P1668437-INV-B-06/22

ITEM 2.	CODE OF ETHICS.

Not applicable to this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: July 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham Vice President and Controller (principal financial officer)

Date: July 7, 2021